EXHIBIT 10.15
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                             LIFECELL CORPORATION

                        SECURITIES PURCHASE AGREEMENT

                           SERIES B PREFERRED STOCK

                                     AND

                                   WARRANTS

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                              NOVEMBER 18, 1996
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                              LIST OF SCHEDULES

Schedule 1    Investors; Securities Purchased; Purchase Price

Schedule 3.2  Capital Stock

Schedule 3.4  Conflicts

Schedule 3.5  Litigation

Schedule 3.10 Taxes

Schedule 3.11 Material Adverse Effect

Schedule 3.12 Title

Schedule 3.13 Proprietary Rights

Schedule 3.14 Contracts

Schedule 3.15 Indebtedness

Schedule 3.16 Compliance with Law

Schedule 3.18 Insurance

Schedule 3.21 Related Party Transactions

Schedule 4.9  Principal Office or Domicile

Schedule 6.1  Use of Proceeds

                               LIST OF EXHIBITS

Exhibit A     Form of Warrant

Exhibit B     Form of Certificate of Designation

Exhibit C     Form of Voting Agreement

Exhibit D     Form of Registration Rights Agreement

Exhibit E     Form of Opinion of Counsel
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              SECURITIES PURCHASE AGREEMENT, dated as of November 18, 1996 (this
"AGREEMENT"), by and among LIFECELL CORPORATION, a Delaware corporation (the "COMPANY"), and those persons whose names are set forth on SCHEDULE 1 annexed hereto (each, an "INVESTOR" and collectively, the "INVESTORS").

                               R E C I T A L S:

              WHEREAS, the Company wishes to issue and sell to the Investors, and the Investors wish to purchase from the Company, for an aggregate purchase price of $12,415,700 (the "PURCHASE PRICE"), (a) an aggregate of 124,157 shares of the Series B Preferred Stock, and (b) warrants, in the form of EXHIBIT A attached hereto and made a part hereof (the "WARRANTS"; together with the Series B Preferred Stock, the "SECURITIES"), to purchase 2,803,530 shares of the Company's common stock, par value $.001 per share ("COMMON STOCK"), subject to and upon the terms and conditions hereinafter set forth. Capitalized terms not otherwise defined herein are defined in Section 12.

                                  AGREEMENTS;

              NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and undertakings hereunder and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

      1.      SECURITIES.

              1.1 PURCHASE. The Company hereby agrees to sell to the Investors, and the Investors hereby agree to purchase from the Company, the Series B Preferred Stock and the Warrants for an aggregate purchase price equal to the Purchase Price. At the closing of the separate purchases and sales of shares of the Series B Preferred Stock and the Warrants to each Investor (the "CLOSING"), the Company shall issue, sell and deliver to each Investor, and each Investor, severally and not jointly, shall purchase from the Company, the number of shares of the Series B Preferred Stock and Warrants set forth opposite the name of such Investor listed on SCHEDULE 1, for the PRO RATA portion of the Purchase Price set forth opposite the name of such Investor on such SCHEDULE 1. The Purchase Price shall be paid by the Investors to the Company at the Closing in immediately available funds by wire transfer or by delivery of bank cashier's checks or certified checks or by such other form as approved by the Company.

              1.2 CERTIFICATE OF DESIGNATION. In connection with the issuance of shares of the Series B Preferred Stock, the Company will designate, authorize and create the Series B Preferred Stock, which will have the designations, powers, preferences and rights and the qualifications, limitations or restrictions thereof set forth in the Certificate of Designation (the "CERTIFICATE OF DESIGNATION") with respect to such series in the form of EXHIBIT B attached hereto and made a part hereof.
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      2.       CLOSING.

              2.1 PLACE AND TIME. The Closing shall take place at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 at 11:00 a.m. (Chicago time) November 18, 1996 following the satisfaction of the conditions set forth in this Agreement or at such other place, date and time as the Company and the Investors may agree in writing.

              2.2 DELIVERIES.

                  (a) COMPANY. At the Closing, upon receipt by the Company from the Investors of the Purchase Price, the Company shall deliver to each Investor
(i) a certificate representing the number of shares of the Series B Preferred Stock set forth opposite such Investor's name on SCHEDULE 1, duly registered in the name of such Investor, (ii) a Warrant duly registered in the name of such Investor, representing the right to purchase in the aggregate the number of shares of Common Stock set forth opposite such Investor's name on such SCHEDULE 1 and (iii) all other documents, instruments and writings required by this Agreement to be delivered by the Company at the Closing.

                  (b) INVESTORS. At the Closing, each Investor shall deliver to the Company (i) by wire transfer of immediately available funds or bank cashier's or certified check payable to the order of the Company in the amount of the Purchase Price set forth opposite such Investor's name on SCHEDULE 1, and
(ii) all other documents, instruments and writings required by this Agreement to be delivered by such Investor at the Closing.

      3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with the Investors that:

              3.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its assets, carry on its business and carry out the transactions contemplated by this Agreement. The Company is qualified to do business in each of the jurisdictions in which the character of its assets or the nature of its activities makes such qualification in such jurisdictions necessary, except where the failure to so qualify would not have a Material Adverse Effect (as defined in Section 3.8 hereof). The Company has no subsidiaries and does not own of record or beneficially any securities of any corporation or any instrument or investment in any partnership, association, corporation, fund or business entity.

              3.2 CAPITAL STOCK. Subject to the valid filing of the Certificate of Designation with the Secretary of State of Delaware, the authorized capital stock of the Company immediately following the Closing will consist of 25,000,000 shares of Common Stock and 2,000,000 shares of preferred stock, par value $.001 per share ("PREFERRED STOCK"), of which 300,000 shares are designated as shares of the Company's Series A Preferred Stock, par value $.001 per share ("SERIES A PREFERRED STOCK"), and 182,205 shares are designated as shares of the Series B Preferred Stock. Immediately following the Closing, there will be (a) 4,778,890 fully paid and non-assessable shares of Common Stock duly issued and outstanding and additional shares of Common Stock duly authorized and reserved for issuance (including (i) 1,761,139 shares of Common Stock duly

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authorized and reserved for issuance upon conversion of the Series A Preferred
Stock, (ii) 4,005,062 shares of Common Stock duly authorized and reserved for issuance upon conversion of the Series B Preferred Stock, (iii) 3,613,264 shares of Common Stock duly authorized and reserved for issuance upon exercise of those outstanding options and warrants (excluding employee and director stock options) set forth on SCHEDULE 3.2 - CAPITAL STOCK annexed hereto, (iv) 1,750,000 shares of Common Stock duly authorized and reserved for issuance pursuant to options granted or which may be granted under the Company's Second Amended and Restated 1992 Stock Option Plan and Second Amended and Restated 1993 Non-Employee Director Option Plan, (v) such number of shares of Common Stock as may be necessary, from time to time, for issuance to Medtronic, Inc. pursuant to that certain Investment Agreement, dated March 3, 1994, between the Company and Medtronic, Inc. and (vi) such number of shares of Common Stock as may be issued, from time to time, as dividends on the Preferred Stock; (b)260,000 fully paid and non-assessable shares of the Series A Preferred Stock duly issued and outstanding, registered to those holders of the Series A Preferred Stock set forth on SCHEDULE 3.2 - CAPITAL STOCK; and (c) 124,157 fully paid and non-assessable shares of the Series B Preferred Stock duly issued and outstanding, registered to the Investors as set forth on SCHEDULE 1.

              Upon the Closing, except as disclosed in this Section 3.2, no other capital stock of the Company will be outstanding or authorized or reserved for issuance. Except as disclosed on SCHEDULE 3.2 - CAPITAL STOCK, or as otherwise provided for in or contemplated by this Agreement, there are no preemptive rights or rights of first refusal to purchase any shares of the Series B Preferred Stock. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and, assuming the accuracy of the representations and warranties set forth in Section 4, the offer, sale and issuance of the Series B Preferred Stock and the Warrants hereunder do not require registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or registration or qualification under any applicable state securities laws other than such registration or qualification which the Company has obtained as of the Closing and which is disclosed on SCHEDULE 3.2 - CAPITAL STOCK. Other than as set forth on SCHEDULE 3.2 - CAPITAL STOCK, there are no options, warrants or rights to purchase any Common Stock, the Company has not authorized the issuance of any Common Stock, and there is no instrument or security convertible into or exchangeable for, or which entitles the holder thereof to purchase, any security of the Company.

              3.3 AUTHORIZATION. The Company has taken all action necessary to authorize the issuance of the Securities and the execution and delivery of (a) this Agreement, (b) that certain Voting Agreement, dated as of the date hereof (the "VOTING AGREEMENT"), by and among the Company and the Investors, in the form of EXHIBIT C attached hereto and made a part hereof, (c) that certain Registration Rights Agreement, dated as of the date hereof (the "REGISTRATION RIGHTS AGREEMENT"), by and among the Company and the Investors, in the form of EXHIBIT D attached hereto and made a part hereof, and (d) the Warrants (collectively, the "TRANSACTION DOCUMENTS"). The Transaction Documents, when duly and validly executed and delivered by the Company, will thereafter constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and subject to general principles of equity.

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              3.4. NO CONFLICT. Except as set forth in SCHEDULE 3.4 - CONFLICTS, neither the execution and delivery of the Transaction Documents nor the fulfillment of the terms thereof will (a) conflict with or constitute a breach of, or a default under or give any third party the right to modify, terminate or accelerate any obligation under, (i) the Company's Restated Certificate of Incorporation, as amended (the "CERTIFICATE OF INCORPORATION"), (ii) the Company's Amended and Restated By-Laws (the "BY-LAWS"), (iii) any material agreement to which the Company is a party or by which the Company is bound, or
(iv) any provision of law or any order of any court or governmental agency or authority entered in any proceeding to which the Company was or is now a party or by which the Company is bound or (b) result in the creation of any lien, charge or encumbrance on any of the business, assets or properties of the Company.

              3.5 LITIGATION, ETC. Except as disclosed on SCHEDULE 3.5 - LITIGATION annexed hereto, there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company or which relate to the Company before any court or before any administrative agency or administrative officer, nor is there any litigation pending or, to the knowledge of the Company, threatened against the Company or against the principal executive officers of the Company by reason of employment agreements, confidentiality agreements, noncompetition agreements or other agreements or arrangements. Except as set forth on SCHEDULE 3.5 - LITIGATION, neither the Company nor any of its assets is subject to any judicial or administrative order, judgment or decree. Except as set forth on SCHEDULE 3.5 - LITIGATION, the Company has no knowledge of any existing violations by the Company or the principal executive officers of the Company of federal, state or local laws, regulations or orders.

              3.6 GOVERNMENTAL AUTHORIZATIONS . Except for the filing of the Certificate of Designation with the Secretary of the State of Delaware and filings pursuant to federal and state securities and blue sky laws (which securities or blue sky law filings have been made, or are not required to be made, prior to the Closing), no approval or authorization of, or registration, qualification or filing with, any state regulatory body or any federal, state or municipal governmental authority in the United States or in any foreign country is required in connection with the execution, delivery or performance by the Company of the Transaction Documents or the issuance of the Securities or the performance by the Company of its obligations under the Certificate of Designation.

              3.7 FURNISHING OF DOCUMENTS. The Company has furnished to the Investors a copy of the Company's Final Confidential Private Placement Memorandum, dated October 29,1996 and a Supplement thereto dated November __, 1996 (together, the "MEMORANDUM"), together with such information and documentation as the Investors have deemed necessary or appropriate to verify and confirm the accuracy and completeness of the information set forth in the Memorandum.

              3.8 FULL DISCLOSURE. Neither (x) the Memorandum nor (y) the representations and warranties of the Company contained in this Section 3 contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. There is no fact known to the Company which the Company has not disclosed to the Investors which has had or, to the knowledge of the Company, could reasonably be expected to have a Material Adverse Effect (as defined below). A "MATERIAL ADVERSE EFFECT" shall mean any fact, event or occurrence or reasonably anticipated future event or occurrence which (a) involves an aggregate of $100,000 or more or (b) could be expected

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to materially adversely effect (i) the business, assets, prospects, profits or condition (financial or otherwise) of the Company or (ii) the Company's ability to perform its obligations under the Transaction Documents or the Certificate of Designation.

              3.9 FINANCIAL STATEMENTS. The Company has delivered to the Investors (a) an audited balance sheet of the Company as of December 31, 1995, and the related income statements for the fiscal year then ended (the "ANNUAL FINANCIAL STATEMENTS"), (b) an unaudited balance sheet of the Company as of June 30, 1996 and the related income statement for the fiscal quarter then ended (the "QUARTERLY FINANCIAL STATEMENTS"); and (c) a balance sheet of the Company as of August 31, 1996 (the "AUGUST BALANCE SHEET"; together with the Annual Financial Statements and the Quarterly Financial Statements, the "FINANCIAL STATEMENTS") and the related statement of income for the month then ended. The Financial Statements (a) present fairly the financial condition of the Company as of their respective dates and, as applicable, the results of operations for their respective periods (subject to, in the case of the Quarterly Financial Statements and the August Balance Sheet, year-end adjustments), (b) were prepared in accordance with the books and records of the Company in accordance with generally accepted accounting principles ("GAAP") consistently applied and
(c) are true, correct and complete in all material respects. The Company hereby specifically confirms that there have been no changes during the periods covered in the Financial Statements in the Company's accounting principles and practices except as disclosed in the Financial Statements and there have been no changes in the Company's accounting principles and practices since the August Balance Sheet.

              3.10 TAXES. Except as set forth on SCHEDULE 3.10 - TAXES annexed hereto, the Company has filed or caused to be filed on a timely basis all Tax Returns (as defined below) that are or were required to be filed by or with respect to it pursuant to the laws, regulations or administrative requirements of each governmental agency or authority with taxing power over it or its assets; the Company has paid, or has made adequate provision for the payment of, all Taxes (as defined below) that have or may have become due and no Tax Returns referred to above have been audited by any governmental agency or authority; the Company has not given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other entity) of any statute of limitations relating to the payment of Taxes by the Company or for which the Company may be liable; the Company has received no notice of any proposed tax assessment against the Company. All Taxes that the Company is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper governmental agency or authority or other person; there is no claim, audit, action, suit, proceeding, or investigation with respect to Taxes due or claimed to be due from the Company or any Tax Return filed or required to be filed by the Company pending or, to the Company's knowledge, threatened against or with respect to the Company; to the knowledge of the Company, no Tax Return of the Company is being examined by the Internal Revenue Service (the "IRS") or any other governmental agency or authority, and no property of the Company which serves as the basis for the imposition of Taxes has been appraised, examined or reassessed by any taxing authority since the filing of the last Tax Return relating to the payment of such Taxes; the Company is not party to a tax sharing agreement; the Company has not made an election under Section 341(f) of the Internal Revenue Code of 1986, as amended (the "CODE"); to the knowledge of the Company, the Company is not liable for the taxes of another person in any material amount under (a) Treas. Reg. Section 1.1502-6 (or any comparable provisions of state, federal, local or foreign law), (b) as a transferee or successor, (c) by contract or

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indemnity or (d) otherwise; and the Company has disclosed on its federal income
Tax Returns any position taken for which substantial authority (within the meaning of Code Sec. 6662(d)(2)(B)(i)) did not exist at the time such return was filed by the Company. For the purposes hereof, (a) "TAX RETURNS" shall mean any return, report, information return or other document (including any related or supporting information) filed or required to be filed with any governmental agency or authority in connection with the determination, assessment or collection of any Taxes or the administration of any laws, regulations or administrative requirements relating to any Taxes; and (b) "TAXES" shall mean all taxes, duties, charges, fees, levies, interest, penalties, additions to tax or other assessments, including, but not limited to, foreign, federal, state and local income, excise, employment, property, sales, use, occupation, value added and franchise taxes and customs duties, imposed by any governmental agency or authority and any payments with respect thereto required under any tax-sharing agreement.

              3.11 NO MATERIAL ADVERSE CHANGE. Since the date of the Annual Financial Statements, except as set forth on SCHEDULE 3.11 - MATERIAL ADVERSE EFFECT annexed hereto, there has not been any occurrence which could have a Material Adverse Effect (including without limitation the (a) entering into of any transaction (whether or not in the Company's ordinary course of business);
(b) damage to, or destruction or loss of, physical property (whether or not covered by insurance); (c) borrowing or agreement to borrow by the Company or change in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty, or otherwise or grant of a mortgage or security interest in any properties of the Company; (d) payment of any obligation or liability other than current liabilities paid in the ordinary course of business; or (e) sale, assignment, transfer, or encumbrance of any tangible or intangible asset of the Company (except in the ordinary course of business) or the unauthorized discourse of any proprietary or confidential information on the Company.)

              3.12 TITLE TO PROPERTIES; ENCUMBRANCES. The Company owns no real property, and has good and valid title to all other properties (personal and mixed, tangible and intangible) that it purports to own and a valid leasehold interest in all properties that it has leased. The Company is in compliance with all leases to which it is a party. The properties owned or leased by the Company are sufficient for the operation of the business of the Company as now conducted and as proposed to be conducted. Except as set forth on SCHEDULE 3.12 - TITLE annexed hereto, all properties and assets owned by the Company are owned free and clear of all encumbrances, except for security interests incurred in connection with the purchase of its property or assets (such security being limited to the property or assets so acquired and securing the purchase price therefor).

              3.13 PROPRIETARY RIGHTS. Except as set forth on SCHEDULE 3.13 - PROPRIETARY RIGHTS annexed hereto, to the best knowledge of the Company, the Company owns or possesses, or has adequate and enforceable licenses or other rights to use and license for all purposes, all Proprietary Rights (as defined below) necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others.
SCHEDULE 3.13-PROPRIETARY RIGHTS sets forth a true, complete and correct list of the Company's Proprietary Rights. Except as set forth on SCHEDULE 3.13 - PROPRIETARY RIGHTS, no claim has been asserted or, to the knowledge of the Company, threatened, by any person regarding the use or licensing of any of the Company's Proprietary Rights by the Company or challenging or questioning the validity, enforceability or effectiveness of any licenses or agreements (including, without limitation,

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assignments) relating to Proprietary Rights or asserting any rights in such
Proprietary Rights. To the best knowledge of the Company, other than as set forth on SCHEDULE 3.13 - PROPRIETARY RIGHTS, the use by the Company of its Proprietary Rights does not violate or infringe, and has not in the past violated or infringed, the rights of any person. Except as set forth on SCHEDULE
3.13 - PROPRIETARY RIGHTS, no claims have been asserted by the Company against any other person claiming infringement of the Company's Proprietary Rights. Except as set forth on SCHEDULE 3.13 - PROPRIETARY RIGHTS, the Company is not aware of any third parties who are infringing or violating any of the Company's Proprietary Rights. Neither the Company nor, to the knowledge of the Company, any other person is in default under any license or other agreement relating to the Company's Proprietary Rights (including without limitation, assignments), and all such licenses and agreements are valid, enforceable and in full force and effect. All inventors of patents and patent applications of the Company are or have been employees of the Company and have executed or agreed to execute an assignment of Proprietary Rights with respect to any such Proprietary Rights, and the Company has no obligation to pay any royalties with respect to the use of any such Proprietary Rights, except as set forth on SCHEDULE 3.13 - PROPRIETARY RIGHTS. SCHEDULE 3.13 - PROPRIETARY RIGHTS annexed hereto sets forth a list of those assignments of any Proprietary Rights of the Company which have been executed. As used in this Section 3.13, "PROPRIETARY RIGHTS" means all patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice), patent licenses, trademarks, trade names, trade secrets, service marks, brand marks, brand names, internet domain names, copyrights, copyright applications, inventions, mask works, technologies, know-how, formulae, processes, computer software, names and likenesses owned by the Company or pursuant to which the Company has a valid and enforceable license to use.

             3.14 CONTRACTS. SCHEDULE 3.13 - PROPRIETARY RIGHTS, SCHEDULE 3.14 - CONTRACTS annexed hereto and SCHEDULE 3.21 - RELATED PARTY TRANSACTIONS annexed hereto set forth a true, complete and correct list of all material contracts, agreements, commitments, obligations and licenses to which the Company is a party ("COMPANY CONTRACTS"). For purposes hereof, a Company Contract is "material" if it is a Contract (or series of related Contracts) that (a) obligates the Company to pay in excess of $50,000 per annum or pursuant to which the Company would receive in excess of $50,000 per annum or (b) is not cancelable within sixty (60) days' notice by the Company without premium or penalty. All of the Company Contracts are valid and binding and in full force and effect; other than as set forth on SCHEDULE 3.14 - CONTRACTS, there are no existing defaults (or events which, with notice or lapse of time or both, would constitute a default) by the Company, or to the Company's knowledge, by any other party, thereunder. The Company has provided the Investors' counsel with copies of all of the Company Contracts identified on SCHEDULE 3.13 - PROPRIETARY RIGHTS, SCHEDULE 3.14 - CONTRACTS and SCHEDULE 3.21 - RELATED PARTY TRANSACTIONS, as such Company Contracts are in effect as of the date of the Closing.

             3.15 INDEBTEDNESS. As of the date hereof, except as set forth on
SCHEDULE 3.15-INDEBTEDNESS, the Company has no indebtedness or liabilities of any nature (matured or unmatured, fixed or contingent, direct or indirect, as guarantor or in any other capacity) which are not set forth in the Financial Statements and all reserves established by the Company and set forth in the Financial Statements are adequate for the purposes for which they were established.

              3.16 REQUIRED APPROVALS; COMPLIANCE WITH LAW. Other than (a) the valid adoption by the Board of Directors of resolutions (i) embodied in the Certificate of Designation, and (ii)

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authorizing the execution and delivery by the Company of the Transaction
Documents (and the consummation of the transactions contemplated hereby and thereby, and the performance by the Company of its obligations hereunder and thereunder), (b) the consent of the majority of the holders of shares of the Series A Preferred Stock to the authorization and issuance of shares of the Series B Preferred Stock, and (c) the waiver by certain stockholders of the Company of those registration rights set forth on Schedule 5.1 to the Registration Rights Agreement ("CONFLICTING REGISTRATION RIGHTS"), and (d) the required consent of the holders of Conflicting Registration Rights to certain amendments to such Conflicting Registration Rights, no approval or consent is required by law or by the Certificate of Incorporation or By-Laws or by any indenture, agreement or other instrument to which the Company is a party or is otherwise bound or to which its assets are subject, or by any indebtedness of the Company, in connection with the issuance and sale of the Securities to the Investors pursuant to this Agreement and the performance by the Company of its obligations under the Transaction Documents and the Certificate of Designation. Other than as set forth on SCHEDULE 3.16 - COMPLIANCE WITH LAW annexed hereto, the Company is in compliance in all material respects with all laws (including without limitation the United States Food, Drug and Cosmetics Act, as amended, and the United States Public Health Service Act, as amended), rules, regulations and other requirements of all governmental bodies, domestic and foreign, having jurisdiction over the Company including, without limitation, the United States Food and Drug Administration.

              3.17 ENVIRONMENTAL PROTECTION.

                  (a) COMPLIANCE. The Company is in compliance in all material respects with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Applicable Environmental Laws (as defined below), or in any judicial and administrative orders, determinations, decrees or judgments issued, entered, promulgated or approved thereunder or in connection therewith. The Company is not aware of, and has not received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which would reasonably be expected to interfere with or prevent continued compliance, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, suit, proceedings, hearing or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Material (as defined below).

                  (b) HAZARDOUS MATERIAL. No Hazardous Material has been incorporated in, used on, stored on or under, released from, treated on, transported to or from, or disposed of on or from any property leased by the Company during the period of the Company's lease(s) (or, to the knowledge of the Company, any prior period), such that, under Applicable Environmental Laws, (i) any such Hazardous Material would be required to be removed, cleaned-up or remediated before the property could be altered, renovated, demolished or transferred, or (ii) the owner or lessee of the property could be subjected to liability for the removal, clean-up or remediation of such Hazardous Material; and the Company has not received any notification from any Governmental Bodies or other third parties relating to Hazardous Material on or affecting any property owned or leased by the Company or relating to any potential or known liability under Applicable Environmental Laws arising from the ownership or leasing of any property.

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                  (c) DEFINITIONS. For the purposes of this Agreement,
"APPLICABLE ENVIRONMENTAL LAWS" shall mean the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss. 6901 et seq. ("CERCLA"), Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901 et seq. ("RCRA"), the Federal Waste Pollution Control Act, 33 U.S.C. ss. ss. 1261 et seq., the Clean Air Act, 42 U.S.C. ss. ss. 7401 et seq., any similar provisions of state or local law in the countries and jurisdictions where the properties of the Company are located and where the Company conducts its business and the regulations thereunder and any other local, state and/or federal laws or regulations that govern (i) the existence, cleanup and/or remediation of contamination on property; (ii) the protection of the environment from spilled, deposited or otherwise emplaced contamination; (iii) the control of hazardous wastes; or (iv) the use, generation, transport, handling, treatment, storage, disposal, removal or recovery of Hazardous Material, including building materials. For the purposes of this Agreement, "HAZARDOUS MATERIAL" shall mean any substance which as of the date of this Agreement shall be identified as "hazardous" or "toxic" or otherwise regulated under CERCLA or RCRA or which has been determined by any agency or court to be a hazardous or toxic substance under Applicable Environmental Law.

              3.18 INSURANCE. The Company has insured by reputable insurers its assets that are of an insurable character against risks of liability (including product liability), casualty, and fire in adequate and customary amounts for similarly situated companies in similar businesses. SCHEDULE 3.18 - INSURANCE annexed hereto sets forth a true, complete and correct list of the Company's insurance policies, including policy limits and deductibles. The Company's insurance coverage is customary for well insured corporations of similar size engaged in similar lines of business. Except as set forth on SCHEDULE 3.18 - INSURANCE, the Company does not have any self-insurance or co-insurance programs, and the reserves set forth on the August Balance Sheet are adequate to cover all anticipated liabilities with respect to any such self-insurance or co-insurance programs. There are no material claims, actions, suits or proceedings arising out of or based upon any of such policies of insurance and, to the knowledge of the Company, no basis for any such material claim, action, suit or proceeding exists.

              3.19 ERISA.

                  (a) COMPANY BENEFIT PLAN AND BENEFIT ARRANGEMENT DEFINITIONS. The Company has previously delivered or made available to the Investors true and complete copies of: (i) all plan texts and agreements relating to each of the Company's benefit plan and benefit arrangements ("PLANS"); (ii) annual reports (Forms 5500) and periodic reports, if any, with respect to each plan for the last five years; (iii) the most recent actuarial valuation reports and financial statements for the last five years and the most recent determination letter received from the IRS with respect to the Company's Profit Sharing Plan; and
(iv) the most recent summary plan description, each summary of material modifications thereto and the most recent employee handbook of the Company.

                  (b) COMPLIANCE, LITIGATION. With respect to each Plan: (i) the Company has timely made all payments due from it to date, and all amounts properly accrued to date as liabilities of the Company which have not been paid have been properly recorded on the books of the Company if required by GAAP;
(ii) the Company has complied in all material respects with, and each such Plan conforms in all material respects to, all applicable laws and regulations, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the

Code, and each such plan or arrangement that is intended to be "qualified" within the meaning of Section 401(a) or 403(a) of the Code has been determined by the IRS to be qualified; and (iii) there are no actions, suits, claims or audits pending (other than routine claims for benefits) or, to the Company's knowledge, threatened, with respect to any Plan or against the assets of any Plan. The Company has made all contributions in respect of its 1995 fiscal year on account of each Plan (including, without limitation, unfunded pension liabilities and profit sharing liabilities), whether or not such contributions have come due as of the date of this Agreement. As of the date of this Agreement, there is no unfunded past service cost in respect of any Plan.

                  (c) PENSION PLANS. No Plan that is a "pension plan" (as defined in Section 3(2) of ERISA) that is or was subject to Title IV of ERISA has been terminated or merged; no proceeding has been initiated to terminate any such Plan; no "reportable event" within the meaning of Section 4043(b) of ERISA has occurred or is expected to occur (other than as a result of this transaction); neither the Company nor any Plan fiduciary (as defined in Section 3(21) of ERISA) with respect to any Plan, has engaged in any transaction or acted or failed to act in a manner that violates Section 404 or 406 of ERISA or engaged in any prohibited transaction (as defined in Section 4975(c)(1) of the Code) for which there exists neither a statutory or regulatory exemption or for which an exemption has not been obtained; and the Company has not incurred any liability, whether to the Pension Benefit Guaranty Corporation or otherwise, except for required premium payments, which payments have been made when due. No event has occurred, and there exists no condition or set of circumstances which presents a risk of the partial termination of any such Plan.

                  (d) FUNDING DEFICIENCY. No such Plan has incurred an "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived.

                  (e) TRIGGERING EVENTS. The consummation of the transactions contemplated by this Agreement by itself and without consideration of subsequent events will not (i) entitle any current or former employee of the Company to severance pay, unemployment compensation or any similar payment, or (ii) accelerate the time of payment or vesting, or increase the amount of any compensation due to any such employee or former employee.

                  (f) MULTIPLE EMPLOYER PLAN. No Plan is a "multiple employer plan," within the meaning of the Code or ERISA or the regulations promulgated thereunder, or a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA, and the Company has not made any contributions to or participated in any "multiple employer plan" or "multi-employer plan."

              3.20 NO BROKER OR FINDER. Other than Gruntal & Co., Incorporated, the Company has engaged no broker or finder in connection with this Agreement or the transactions contemplated hereby.

              3.21 RELATED PARTY TRANSACTIONS. SCHEDULE 3.21 - RELATED PARTY TRANSACTIONS contains a list of all Contracts (including summaries of any oral Contracts) between the Company and any employee, officer or director of the Company, any existing holder of five percent (5%) or more of the outstanding shares of Common Stock, or any Affiliate or immediate family member of any of the foregoing (any of the foregoing, a "RELATED PARTY"). Except as disclosed in the Memorandum or on SCHEDULE 3.21 - RELATED PARTY TRANSACTIONS, no Related Party is indebted to the Company, and the Company is not indebted and is not committed to make loans or extend or guarantee credit to any Related Party. Except as disclosed on
SCHEDULE 3.21 - RELATED PARTY TRANSACTIONS, no Related Party is interested, directly or indirectly, in any Contract with the Company except by reason of such Related Party's ownership interest in the Company. Except as disclosed on
SCHEDULE 3.21 - RELATED PARTY TRANSACTIONS, no Related Party or party to this Agreement is presently, directly or indirectly through such party's affiliation with any other person, a party to any transaction with the Company providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring cash payments to, any such person pursuant to a Contract.

              3.22 SMALL BUSINESS MATTERS

                  (a)   REPRESENTATIONS.

                  (i) The information set forth in the United States Small Business Administration ("SBA") Forms 480, 652 and Part A of Form 1031 regarding the Company and its Affiliates is accurate and complete. Copies of such forms shall have been completed and executed by the Company and delivered to each Investor that has advised the Company that it is licensed as a "small business investment company" by the SBA (each, a "SBIC INVESTOR") at the Closing.

                  (ii) The proceeds from the sale of the Securities will be used by the Company as set forth on SCHEDULE 6.1 - USE OF PROCEEDS annexed hereto. No portion of such proceeds will be used (A) to provide capital to a corporation licensed under the Small Business Investment Act of 1958, as amended (the "SBIA"), (B) to acquire farm land, (C) to fund production of a single item or defined limited number of items, generally over a defined production period, with such production constituting the majority of the activities of the Company (examples include motion pictures and electric generating plants), or (D) for any purpose contrary to the public interest (including, but not limited to, activities which are in violation of law) or inconsistent with free competitive enterprise, in each case, within the meaning of 13 C.F.R. ss. 107.720.

                  (iii) The Company's primary business activity does not involve, directly or indirectly, providing funds to others, the purchase or discounting of debt obligations, factoring or long-term leasing of equipment with no provision for maintenance or repair; and the Company is not classified under Major Group 65 (Real Estate) of the SIC Manual. The assets of the Company's business will not be reduced or consumed, generally without replacement, as the life of the business progresses; and the nature of the Company's business does not require that a stream of cash payments be made to the financing sources of the Company's business, on a basis associated with the continuing sale of assets (examples of such businesses would include real estate development projects and oil and gas wells). (SEE 13 C.F.R. 107.720)

                  (iv) The proceeds from the sale of the Securities will not be used substantially for a foreign operation; and at the time of the Closing or within one year thereafter, no more than 49% of the employees or tangible assets of the Company will be located outside the United States. This clause (iv) does not prohibit such proceeds from being used to acquire foreign materials and equipment or foreign property rights for use or sale in the United States.

                  (v) If the Company breaches the representation contained in clauses (ii), (iii) or (iv) of this subsection 3.22 (a) in any material respect, then in addition to all other remedies available to each SBIC Investor, each SBIC Investor may demand that the Company immediately repurchase all Securities purchased by each SBIC Investor hereunder at original cost.

                  (b)   REGULATORY COMPLIANCE COOPERATION.

                  (i) In the event that a SBIC Investor determines that it has a Regulatory Problem (as defined in clause (iv) below), the Company and each Investor agree to use commercially reasonable efforts to take all such actions as are reasonably requested by the SBIC Investor in order (A) to effectuate and facilitate any transfer by the SBIC Investor of any Capital Stock of the Company then held by the SBIC Investor to any person designated by the SBIC Investor (B) to permit the SBIC Investor (or any member of its Group) to exchange all or any portion of the voting Capital Stock of the Company then held by such person on a share-for-share basis for shares of a class of non-voting Capital Stock of the Company, which non-voting Capital Stock shall be identical in all respects to such voting Capital Stock, except that such new Capital Stock shall be non-voting and shall be convertible into voting Capital Stock on such reasonable (and substantially equivalent terms to the Capital Stock now held) as are requested by the SBIC Investor in light of regulatory considerations then prevailing, and (C) to continue and preserve the respective allocation of the voting interests with respect to the Company provided for in this Agreement and/or arising out of the SBIC Investor's ownership of the voting Capital Stock of the Company. Any such transferee shall agree to be bound by the terms of this Agreement. Such actions may include, but shall not necessarily be limited to:

                  (A) entering into such additional agreements as are reasonably requested by the SBIC Investor to permit any person(s) designated by the SBIC Investor to exercise any voting power which is relinquished by the SBIC Investor upon any exchange of voting Capital Stock for non-voting Capital Stock of the Company; and

                  (B) entering into such additional agreements, adopting such amendments to the Certificate of Incorporation and By-Laws of the Company and taking such additional actions as are reasonably requested by the SBIC Investor in order to effectuate the intent of the foregoing.

If the SBIC Investor elects to transfer Capital Stock of the Company to a Regulated Holder (as defined below) in order to avoid a Regulatory Problem, the Company shall enter into such agreements with such Regulated Holder as it may reasonably request in order to assist such Regulated Holder in complying with applicable laws, rules and regulations to which it is subject. Such agreements may include restrictions on the redemption, repurchase or retirement of Capital Stock of the Company that would result or be reasonably expected to result in such Regulated Holder holding more voting securities or total securities (equity and debt) than it is permitted to hold under such regulations.

                  (ii) In the event the SBIC Investor has the right to acquire any of the Company's Capital Stock (as the result of Section 5 hereof or otherwise), at the SBIC Investor's request the Company will offer to sell to the SBIC Investor non-voting Capital Stock (or, if the Company is not the proposed seller, will arrange for the exchange of any voting Capital Stock for non-voting Capital Stock immediately prior to or simultaneous with such sale) on the same terms as would have existed had the SBIC Investor acquired the Capital Stock so offered and immediately requested its exchange for non-voting Capital Stock pursuant to clause (i) above.

                  (iii) In the event that any subsidiary of the Company ever offers to sell any of its Capital Stock to the SBIC Investor, then the Company will cause such subsidiary to enter into agreements with the SBIC Investor substantially similar to this subsection (b) and subsection (c) below.

                  (iv) The Company shall grant to any subsequent holder of Capital Stock originally acquired by the SBIC Investor (a "SUBSEQUENT PURCHASER"), upon such person's request, the same rights granted to the SBIC Investor pursuant to this subsection (b) and subsection (c) below.

                  (c)   INFORMATION RIGHTS AND RELATED COVENANTS.

                  (i) Within 75 days after the Closing, upon request of a SBIC Investor and the furnishing by such SBIC Investor of an appropriate form therefor, the Company shall provide to such SBIC Investor a certificate of its chief financial officer (A) verifying (and describing in reasonable detail) the use of the proceeds of the SBIC Investor's financing hereunder and (B) certifying compliance by the Company with the provisions of this Agreement. In addition to any other rights granted hereunder, the Company shall provide each SBIC Investor, any Affiliate of each SBIC Investor and the SBA access to its books and records for the purpose of verifying the use of the proceeds of such person's financing and for all other purposes required by the SBA.

                  (ii) Upon request of a SBIC Investor and the furnishing by such SBIC Investor of an appropriate form therefor, after the end of each fiscal year (but in any event prior to February 28 of each year), the Company shall provide such SBIC Investor with a written assessment, in form and substance satisfactory to each SBIC Investor, of the economic impact of each SBIC Investor's financing under this Agreement, specifying the full-time equivalent jobs created or retained, the impact of the financing on the Company's business in terms of expanded revenue and taxes and other appropriate economic benefits, including, but not limited to, technology development or commercialization, minority business development, urban or rural business development, expansion of exports and assistance to manufacturing firms.

                  (iii) Upon the request of a SBIC Investor, any Affiliate of a SBIC Investor or any Subsequent Purchaser, the Company will furnish to such person all information reasonably requested by it in order for it to prepare and file SBA Form 468 and any other information requested or required by any governmental agency asserting jurisdiction over such person.

                  (iv) For a period of one year following the date hereof, neither the Company nor any subsidiaries thereof will change its business activity such that the Company would be unable to make the representations contained in clauses (ii), (iii) or (iv) of Section 3.22(a) and accordingly be ineligible to receive financial assistance from a "small business investment company" under the SBIA and the regulations thereunder (within the meanings of 13 C.F.R. 107.720 and 107.760(b)). If the Company breaches this covenant, then, in addition to all other remedies available to a SBIC Investor, a SBIC Investor may demand that the Company immediately repurchase all Securities acquired by a SBIC Investor at original cost.

                  (v) The Company will at all times comply with the non-discrimination requirements of 13 C.F.R., Parts 112, 113 and 117.

              3.23 EMPLOYEES. The Company is not aware that any executive or key employee of the Company or any group of employees of the Company has any plans to terminate employment with the Company.

      4. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. The parties hereto acknowledge that each Investor (a) is making representations and warranties in this Agreement only with respect to such Investor and (b) shall be liable only for representations and warranties made with respect to such Investor and not for any representations and warranties made with respect to any other Investor. Therefore, giving effect to the provisions set forth in the immediately preceding sentence, each of the Investors, severally and not jointly, hereby represents and warrants to the Company as follows:

              4.1 AUTHORITY, EXECUTION AND DELIVERY. Such Investor, if a corporation, partnership or trust, has taken all corporate and other action or taken all action under applicable partnership and other agreements and applicable laws, as the case may be, necessary to authorize the execution and delivery of the Transaction Documents to which it is a party. Such Investor, if a corporation, has all necessary corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform all of the terms and conditions herein and therein which are required to be performed by such Investor. Such Investor, if a partnership, trust or an individual, has all necessary power and authority, to execute and deliver the Transaction Documents to which it is a party and to perform all of the terms and conditions herein and therein which are required to be performed by such Investor. The Transaction Documents to which such Investor is a party have been duly and validly executed and delivered by such Investor and constitute the legal, valid and binding obligations of such Investor, enforceable in accordance with their respective terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and subject to general principles of equity.

              4.2 NO CONFLICT OR VIOLATION. Neither the execution and delivery of the Transaction Documents to which such Investor is a party nor the fulfillment of the terms hereof or thereof will conflict with or constitute a breach of, or a default under, the organization documents of such Investor (if the Investor is a corporation, partnership, trust or other entity) or any other material Contract to which such Investor is a party or by which such Investor is bound, or result in the creation of any lien, charge or encumbrance on any of the business, assets or property of such Investor. The execution and delivery of this Agreement and the purchase of the Securities by such Investor will not violate any laws, rules, decisions or orders to which such Investor is subject.

              4.3 INVESTMENT REPRESENTATIONS. The Investor is acquiring the Securities for the Investor's own account, for investment, and not with a view to, or for sale in connection with, the distribution thereof or of any interest therein, in violation of state or federal law. The Investor is an accredited investor as such term is defined in Rule 501(a) promulgated under the Securities Act. The Investor has adequate net worth and means of providing for its current needs and contingencies and is able to sustain a complete loss of the investment in the Securities and has no need for liquidity in such investment. The Investor, itself or through its officers, employees or agents, has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment such as an investment in the Securities, and the Investor, either alone or through its officers, employees or agents, has evaluated the merits and risks of the investment in the Securities.

              4.4 TRANSFERS.

                  (a) GENERAL. The Investors understand that the Securities have not been registered under the Securities Act, and that the Securities may not be sold, transferred, assigned or otherwise disposed of (any of the foregoing, a "TRANSFER") except pursuant to (x) an effective registration statement under the Securities Act, or (y) an available exemption from registration under the Securities Act permitting such disposition of securities and, if requested by the Company, an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to counsel for the Company, that an exemption from such registration is available. In the event any of the Investors desires to Transfer any of the Securities or any interest therein (other than pursuant to an effective registration statement under the Securities Act or a sale pursuant to Rule 144 promulgated under the Securities Act, including Rule 144(k) or any successor thereto (any of the foregoing, a "PUBLIC SALE"); such Investor must give the Company prior written notice of such proposed Transfer including the name and address of the proposed transferee. Prior to any such proposed Transfer (other than in a Public Sale), and as a condition thereto, such Investor will deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the restrictive investment legend set forth in Section 4.5 hereof on the certificate or certificates representing the Securities acquired by such transferee, and (iii) an agreement by the transferee to be subject to this Section 4.4, the Voting Agreement and the Registration Rights Agreement to the same extent as if such transferee were originally a signatory to this Agreement, the Voting Agreement and the Registration Rights Agreement. Except as restricted hereby, the Securities may be transferred by any Investor in whole or in part at any time or from time to time. Any Transfer of the Securities attempted contrary to the provisions of this Agreement, or any levy of execution, attachment or other process attempted upon the Securities, shall be null and void and without effect.

                  (b)   CERTAIN PERMITTED TRANSFERS.

                  (i) MEMBERS OF GROUP. Notwithstanding any provisions to the contrary contained in subsection (a) above, (i) in the case of a Transfer by an Investor to a member of such Investor's Group, no opinion of counsel shall be necessary, provided that the transferee agrees in writing to be subject to this
Section 4.4, the Voting Agreement and the Registration Rights Agreement to the same extent as if such transferee were originally a signatory to this Agreement, the Voting Agreement and the Registration Rights Agreement, and (ii) in the case of any Investor that is a partnership, no opinion of counsel shall be necessary for a Transfer by such Investor to a partner of such Investor, or a retired partner of such Investor who retires after the date hereof or the estate of any Investor, or the estate of any such partner or retired partner if, with respect to such Transfer by a partnership, such Transfer is made in accordance with the partnership agreement of such partnership, and the transferee agrees in writing to be subject to the terms of this Section 4.4, the Voting Agreement and the Registration Rights Agreement to the same extent as if such transferee were originally a signatory to this Agreement, the Voting Agreement and the Registration Rights Agreement.

                  (ii) METHOD OF TRANSFER. Upon surrender of any certificate representing the Securities to the Company or at the office of its stock transfer agent, if any, with assignment documentation duly executed and, upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new certificate representing such Securities in the name of the assignee named in such instrument of assignment, and the old certificate representing such Securities shall promptly be canceled.

              4.5 LEGEND. So long as the Securities received by the Investors remain subject to the restrictions set forth in this Agreement, each instrument or certificate representing any of the Securities shall bear a legend substantially as follows:

              THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, WITHOUT AN OPINION OF LEGAL COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION IS NOT REQUIRED, WHICH OPINION OF COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE ISSUER OF SUCH SECURITIES (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER AND VOTING RESTRICTIONS PURSUANT TO A SECURITIES PURCHASE AGREEMENT AND A VOTING AGREEMENT EACH DATED AS OF NOVEMBER 18, 1996, AMONG THE COMPANY AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. COPIES OF SUCH SECURITIES PURCHASE AGREEMENT AND SUCH VOTING AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

The Company and any transfer agent acting on behalf of the Company may maintain on the Company's register for the Securities appropriate "stop transfer" notations with respect to the securities.

              4.6 INFORMATION REGARDING COMPANY. The Investor has received from the Company a copy of the Memorandum and is aware of the risks related to an investment in the Securities. The Investor has obtained such further information and has had the opportunity to make any further investigation and inquiry concerning the Company as it has deemed necessary in order to verify and update the information contained in the Memorandum. All such questions have been answered to the full satisfaction of the Investor. The Investor further acknowledges that there can be no assurance that the Company will be successful in the implementation of its business and that a total loss of the investment in the Securities is possible.

              4.7 NO BROKER OR FINDER. The Investor has engaged no broker or finder in connection with this Agreement or the transactions contemplated hereby.

              4.8 PRINCIPAL OFFICE OR DOMICILE. The principal office of the Investor (if the Investor is a corporation, partnership, trust or other entity) or domicile of the Investor (if the Investor is an individual) is set forth on
SCHEDULE 4.8 - DOMICILE annexed hereto.

      5.      RIGHT OF FIRST REFUSAL.

              5.1 FIRST OFFER.

              (a) So long as any shares of the Series B Preferred Stock are outstanding, if the Company proposes to issue any shares of Common Stock or any security convertible into or exchangeable for shares of Common Stock, or any unit of securities which includes shares of Common Stock or any security convertible into or exchangeable or exercisable for shares of Common Stock (in the case of securities convertible into or exchangeable or exercisable for shares of Common Stock, whether or not so convertible or exchangeable or exercisable only upon payment of additional consideration), in each case in connection with a financing by the Company, subject to Section 5.5 hereof (an "OFFERING"), then the Company shall prior thereto or simultaneously therewith offer to each Investor a percentage of the securities being issued in the Offering (the "OFFERING SECURITIES") equal to such Investor's then percentage ownership of the aggregate of the Underlying Common Stock and the Common Stock (such Investor's "PERCENTAGE SHARE"). Such offer shall be made by written notice setting forth the quantity and description of the security proposed to be issued, the price to be received in exchange therefor and the proposed date, time and place of the closing of the Offering (the "OFFERING NOTICE"). The Offering Notice shall be delivered by hand or by first-class, certified or overnight mail, postage prepaid, or by telecopier, by the Company to each Investor.

              (b) Each such Investor shall thereupon be entitled, for a period ending thirty (30) days after the date of the Offering Notice (the "ELECTION PERIOD"), to elect to purchase, at the price and upon the terms set forth in the Offering Notice, all or a portion of such Investor's Percentage Share of the Offering Securities by notice to the Company during the Election Period.

              (c) Each Investor electing to purchase its Percentage Share of the Offering Securities pursuant to this Section 5.1 (a "PARTICIPATING INVESTOR") shall, concurrently with the closing of any such Offering, deliver to the Company an official bank or certified check for the appropriate amount to the Company by hand delivery or by first-class, certified or overnight mail, postage prepaid addressed to the Company's principal office (or at such other place as the Company may designate at least ten (10) days prior to the closing of such Offering); and simultaneously therewith the Company shall issue and deliver to each Participating Investor certificates representing the Offering Securities being purchased by such Participating Investor. The Company covenants and agrees that all Offering Securities will, upon issuance and payment therefor, be duly and validly issued and outstanding, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof.

              5.2 OVERSUBSCRIPTION AS TO OTHER INVESTORS. If any Investor has not elected to purchase all of such Investor's Percentage Share of the Offering Securities pursuant to Section 5.1 (such Investor, the "NONPARTICIPATING INVESTOR"), the Company shall so advise the Participating Investors by providing them with written notice, transmitted as aforesaid within five (5) days after the expiration of the Election Period. Each Participating Investor shall thereupon for a period of seven (7) days from the date of such notice be entitled to elect to purchase all or a portion of the Nonparticipating Investors' Percentage Share of the Offering Securities (the "AVAILABLE OFFERING SECURITIES"); PROVIDED, HOWEVER, that to the extent that more than one Participating Investor desires to purchase a portion of the Available Offering Securities which exceeds such Participating Investor's pro rata share of the Available Offering Securities (based on the Underlying Common Stock owned by all Participating Investors) (the "ADJUSTED PRO RATA SHARE"), the amount of such Available Offering Securities which each such Participating Investor shall be entitled to purchase shall be reduced to such Participating Investor's Adjusted Pro Rata Share. The rights granted by this Section 5.2 shall be exercisable in the manner described in Section 5.1. Any Offering Securities not so purchased may be sold at the closing of any Offering to Persons other than Investors for the price and upon the terms set forth in the Offering Notice.

              5.3 OVERSUBSCRIPTION AS TO OTHER PERSONS. In addition to the rights granted under Section 5.2, if any holder of capital stock of the Company who is entitled to exercise rights comparable to those granted to the Investors under Section 5.1 does not exercise such rights in connection with any such Offering, in whole, after being notified of the availability of such rights, the Company shall so advise the Participating Investors by providing them with written notice, transmitted as aforesaid within five (5) days after the first to occur of (i) being advised of the failure of such other holders to exercise such rights or (ii) the expiration of any period in which such rights could have been exercised. Each Participating Investor shall thereupon for a period of seven (7) days from the date of such notice be entitled to elect to purchase some or all of the Offering Securities which could have been purchased by such other holders who did not exercise such rights; PROVIDED, HOWEVER, that to the extent that more than one of such Participating Investors exercising its rights granted under this Section 5.3 desires to purchase Offering Securities exceeding such Participating Investor's pro rata share (based on the aggregate number of securities held by all Participating Investors exercising their purchase rights under this Section 5.3) ("EXCESS ADDITIONAL SECURITIES"), the amount of such Excess Additional Securities which each such Participating Investor shall be entitled to purchase shall be reduced PRO RATA in accordance with that proportion as the number of securities held by such Investor then bears to the total number of securities then held by all such Investors desiring to purchase Excess Additional Securities pursuant to this Section 5.3. The rights granted by this Section 5.3 shall be exercisable in the manner described in Section 5.1. Any securities not so purchased may be sold at the closing of any Offering to Persons other than Investors who are entitled to purchase securities in the Offering for the price and upon the terms set forth in the notice first sent pursuant to said Section 5.1.

              5.4 NO FRACTIONS. Notwithstanding the foregoing provisions, any purchase of securities pursuant to Sections 5.1, 5.2 or 5.3 may be made by a Participating Investor only of full shares or units and not of fractions of shares or units, any fraction to be rounded up to the nearest whole shares or unit and a Non-Participating Investor shall not be entitled to exercise any rights pursuant to such Sections from and after the date on which it becomes a Non-Participating Investor.

              5.5 NON-APPLICABILITY. The foregoing provisions of this Section 5 shall not apply to (a) Common Stock issued in an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act, (b) Common Stock issued by the Company as a dividend on Preferred Stock or upon any subdivision or split-up of the outstanding shares of any capital stock of the Company or any recapitalization thereof, or upon conversion of any shares of Preferred Stock, (c) Common Stock issued pursuant to any option or warrants or other rights that are outstanding as of the Closing identified on SCHEDULE 3.2 - CAPITAL STOCK, (d) Common Stock of the Company issued in connection with a Board-approved acquisition of a business by the Company as a result of which the Company owns in excess of 50% of the voting power of such business, (e) Common Stock issued to employees, officers, consultants, directors or vendors of the Company or pursuant to any Board-approved employee, officer, consultant or director benefit plan including, without limitation, any Board- approved stock option plan, and (f) Common Stock issued to (1) banks, savings and loan associations, equipment lessors or similar lending institutions in connection with such entities providing Board-approved credit facilities or equipment financings to the Company or (2) any party to any technology transfer agreement, distribution agreement, marketing agreement or any other agreement similar thereto, with the Company, as approved by the Board.

      6. COVENANTS OF THE COMPANY. So long as at least 25% of the Underlying Common Stock remains outstanding or, if earlier, until the sixth anniversary of the date of the Closing:

              6.1 USE OF PROCEEDS. The proceeds of the sale of the Series B Preferred Stock to be purchased pursuant to this Agreement shall be used solely as set forth on SCHEDULE 6.1 - USE OF PROCEEDS.

              6.2 RESERVATION OF SHARES. The Company shall reserve and keep available out of its authorized but unissued Common Stock the number of shares of Common Stock required for issuance upon (a) the conversion of all of the Series B Preferred Stock and (b) the exercise of the Warrants (including in each case, any additional shares of Common Stock that may become so issuable by reason of the operation of anti-dilution provisions contained in the Certificate of Designation or the Warrants, respectively).

              6.3 CORPORATE EXISTENCE; COMPLIANCE WITH LAW. The Company will maintain, preserve and renew its corporate existence and all material permits necessary to the conduct of the business of the Company as currently conducted and will comply, in all material respects, with all applicable statutes, rules, regulations and orders of all governmental bodies with respect to the conduct of its business and the ownership of its properties.

              6.4 ENVIRONMENTAL MATTERS. The Company shall not discharge, place, release, spill or dispose of any Hazardous Materials or any other pollutants or effluents upon any properties leased by the Company or elsewhere (including, but not limited to, underground injection of such substances) other than in compliance with the Applicable Environmental Laws and the Company shall not discharge into the air any emission which would require a permit under the Clean Air Act or its state counterparts or any other Environmental Laws unless any and all such permit(s) are obtained prior to any discharge.

              6.5 SMALL BUSINESS STOCK. The Company will take all actions reasonably necessary to ensure that the Underlying Common Stock shall constitute small business stock within the meaning of Section 1202(c) of the Code, and will make all filings required under Section 1202(d)(1)(C) of the Code and any related Treasury Regulations in connection therewith.

              6.6 OPERATING COMPANY. The Company shall take all actions necessary to allow it to continue to constitute an Operating Company (as defined below), or otherwise not to cause any of the underlying assets of the Company or any of its subsidiaries to be deemed Plan Assets (as defined below) with respect to any qualified pension plan investor in the Company. For the purposes hereof,
(a) "OPERATING COMPANY" shall mean an "operating company" within the meaning of Department of Labor Regulation ss.2510.3-101(c) or successor rule or regulation, as from time to time amended and in effect, and (b) "PLAN ASSETS" shall mean "plan assets" within the meaning of Department of Labor Regulation ss.2510.3-101(c) or successor rule or regulation, as from time to time amended and in effect.

              6.7 EMPLOYMENT AND NON-COMPETITION AGREEMENTS. The Company shall not, without the prior consent of the majority of the Company's Board of Directors, amend any of (i) the Employment Agreement dated January 28, 1992 between the Company and Paul M. Frison, (ii) the Confidentiality, Inventions and Discoveries and Non-Competition Agreement dated as of January 28, 1992 between the Company and Mr. Frison, (iii) the Employment Agreement dated January 28, 1992 between the Company and Stephen A. Livesey, and (iv) the Confidentiality, Inventions and Discoveries and Non-Competition Agreement dated January 28, 1992 between the Company and Dr. Livesey, and shall enforce each of the foregoing agreements to the fullest extent permitted by law.


              6.8 FINANCIAL AND OTHER INFORMATION. The Company shall provide the following information to each Investor holding at least 30% of the Underlying Common Stock as of the Closing (so long as such Investor holds any Underlying Common Stock):

                  (a) ANNUAL STATEMENTS. As soon as practicable and in any event within 100 calendar days after the close of each fiscal year of the Company, copies of (A) the balance sheet of the Company as of the end of such fiscal year, (B) statements of operations of the Company for such fiscal year, and (C) statements of changes in cash flows of the Company for such fiscal year, setting forth in each case in comparative form the corresponding figures of the previous annual period and the most recent Budget (as defined in clause (d) below), all in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved and audited and reported on (except for the comparison to the most recent Budget), by Arthur Andersen LLP or another firm of independent certified public accountants of recognized national standing.

                  (b) QUARTERLY STATEMENTS. As soon as practicable, and in any event within 55 calendar days after the end of each of the first three fiscal quarters of the Company, copies of an unaudited balance sheet of the Company as at the end of each such fiscal quarter and unaudited statements of operations, and changes in cash flows for such fiscal quarter, setting forth in each case in comparative form corresponding figures for the preceding year's respective fiscal quarter and for the Budget, all in reasonable detail and (except for corresponding figures for the Budget) in the form in which the Company currently provides such information to its stockholders, prepared in accordance with GAAP consistently applied throughout the period involved and certified as being correct and complete and fairly presenting the results of operations of the Company for the quarter indicated, subject to year-end audit adjustment, by the principal financial officer of the Company and in the form in which the Company currently provides such information to its directors.

                  (c) MONTHLY STATEMENTS. For each calendar month, as soon as practicable and in any event within 30 calendar days after the close of each such month, copies of (A)(1) the balance sheet of the Company as of the end of such month, (2) statements of operations of the Company for such month, and (3) statements of changes in cash flows of the Company for such month setting forth in each case in comparative form the corresponding figures for the preceding month and for the Budget, for the year to date and for the comparable periods in the preceding year, all in reasonable detail and in the form in which the Company currently provides such information to its directors, prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and certified as being correct and complete and fairly presenting the results of operations of the Company for the month indicated, subject to year-end audit adjustment, by the principal financial officer of the Company and (B) a certificate of the principal financial officer of the Company giving a narrative analysis of operations and trends in the business of the Company during such month and in the form in which the Company currently provides such information to its directors.

                  (d) BUDGET. As soon as practicable and in any event no later than the end of each fiscal year of the Company, a proposed annual operating budget for the Company for the succeeding fiscal year, containing forecasts of profit and loss and cash flow with monthly and quarterly breakdowns and management's reasonably estimated projections of indebtedness and commitments for the succeeding fiscal year (the "BUDGET").

                  (e) MISCELLANEOUS DOCUMENTS. Promptly upon, and in any event within ten (10) calendar days after transmission thereof, a copy of all reports, proxy statements, financial statements, management letters and other materials
(A) delivered or sent by the Company to its stockholders, (B) filed by the Company with the Securities and Exchange Commission or with any securities exchange on which any of the securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's and the subsidiaries' businesses; or (C) given to the Company by its independent accountants (and not otherwise contained in materials provided hereunder) to the extent such information concerns significant aspects of the Company.

If for any period the Company shall have any subsidiary or subsidiaries whose accounts are consolidated with those of the Company, then the financial statements delivered for such period pursuant to the foregoing clauses (i) and
(ii) shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries and, if the financial statements of such subsidiary or subsidiaries are not consolidated with those of the Company, separate financial statements for such subsidiary or subsidiaries shall be provided.

              (f) ENVIRONMENTAL MATTERS. Written notification as to any pending or threatened claim, demand or action by any governmental agency or authority or other Person relating to any Hazardous Materials affecting any properties leased by the Company of which it has knowledge promptly after the receipt of such knowledge.

                  (g) LITIGATION. Written notification as to any material pending or threatened claim, demand or action by any governmental agency or authority or other Person promptly after the receipt of such knowledge.

                  (h) BUSINESS RECORDS. During normal business hours, (a) all business records of the Company for inspection, and (b) the officers, employees and public accountants of the Company for discussions concerning the business, affairs and finances of the Company.

              6.9 PROTECTIVE PROVISIONS. So long as the Company is required to deliver financial and other information to certain Investors pursuant to Section
6.8 hereof, the Company shall not select a lead managing underwriter for a public offering of Common Stock or other securities convertible into Common Stock without the prior approval of the Board of Directors of the Company which approval shall include the approval of a majority of the Investor Directors (as defined in the Voting Agreement).

              6.10LIVESEY KEY-MAN LIFE INSURANCE. As soon as reasonably practicable after the Closing, the Company shall cause the death benefit of the Key Man Policy (as defined in Section 7.9) on the life of Dr. Livesey to be increased from $1.0 million to $3.0 million (or, alternatively the Company shall obtain an additional such policy with a death benefit of $2.0 million), naming the Company as sole beneficiary, from an insurer reasonably acceptable to the holders of a majority of the Series B Preferred Stock.

      7. CONDITIONS TO OBLIGATIONS OF THE INVESTORS. The Investors' obligation to purchase the Securities shall be subject to the satisfaction of the following conditions, any of which may be waived in writing:

              7.1 DELIVERY OF SECURITIES. The Company shall have delivered to each Investor the number of Securities set forth opposite such Investor's name on SCHEDULE 1.

              7.2 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING: NON-OCCURRENCE OF DEFAULT. The representations and warranties contained in Section 3 hereof shall be true immediately prior to the Closing, there shall exist no condition, event or fact constituting (or which, with notice or passage of time or both would constitute) a default in the observance of any of the Company's undertakings or covenants hereunder or pursuant to the Certificate of Designation, and all conditions precedent to the Closing to be performed by the Company shall have been complied with; and the Chief Executive Officer and the Chief Financial Officer of the Company shall deliver to the Investors at the Closing a certificate to such effect, executed by them.

              7.3 CORPORATE PROCEEDINGS. All corporate and other proceedings required to be taken in connection with the transactions contemplated hereby and by the Certificate of Designation (including, without limitation, the valid adoption and filing of the Certificate of Designation, the consent of the majority of the holders of the Series A Preferred Stock to the authorization and issuance of the Series B Preferred Stock and the waivers of holders of Conflicting Registration

Rights), and all documents incident hereto and thereto, shall be satisfactory in form and substance to the Investors, and the Investors shall have received all such counterpart originals or certified or other copies of such documents as they shall reasonably request.

              7.4 CERTIFICATE OF DESIGNATION. The Board shall have adopted the resolutions embodied in the Certificate of Designation; and the Certificate of Designation shall have been filed with the Secretary of State of the State of Delaware, and its terms shall have become effective, and the Investors shall have received a copy of the Certificate of Designation, certified by the Secretary of State of the State of Delaware. The Certificate of Designation shall be in full force and effect as of the Closing and shall not have been amended or modified.

              7.5 GOOD STANDING CERTIFICATES. The Investors shall have received
(a) a copy of the Certificate of Incorporation certified as a recent date by the Secretary of State of Delaware, and (b) certificates of the Secretary of State of the State of Delaware with respect to the Company, and of each state in which the Company is qualified to do business as a foreign corporation as of a recent date showing the Company to be validly existing or qualified as a foreign corporation in its states of existence and qualification, as the case may be, and in good standing.

              7.6 SECRETARY'S CERTIFICATE. The Investors shall have received a Certificate of the Secretary of the Company certifying that (a) no document has been filed relating to or affecting the Certificate of Incorporation of the Company after the date of the Certificate of the Secretary of the State of Delaware furnished pursuant to Section 7.4 except the Certificate of Designation, (b) attached to the Certificate is a true and complete copy of By-Laws of the Company, as in full force and effect at the Closing Date and (c) the names and true signatures of each officer of the Company who has been authorized to execute and deliver this Agreement and any other document to be delivered by the Company at the Closing.

              7.7 VOTING AGREEMENT. The Company and the Investors shall have entered into the Voting Agreement, in the form of EXHIBIT C, and a copy of the signed Voting Agreement shall have been delivered to the Investors.

              7.8 REGISTRATION RIGHTS AGREEMENT. The Company and the Investors shall have entered into the Registration Rights Agreement, in the form of EXHIBIT D, and a copy of the signed Registration Rights Agreement shall have been delivered to the Investors.

              7.9 KEY-MAN LIFE INSURANCE. The Company shall have obtained key man life insurance policies (the "KEY-MAN POLICIES") on the lives of Mr. Frison and Dr. Livesey with death benefits of $1.0 million and $1.0 million, respectively, each naming the Company as the sole beneficiary, from an insurer of recognized responsibility; and upon completion of the Closing, the Key-Man Policies shall be effective, in full force and unencumbered, and all premiums, fees or charges which are due thereon shall have been paid.

              7.10 OPINION OF COUNSEL. The Investors shall have received from Fulbright & Jaworski L.L.P., counsel to the Company, an opinion of counsel substantially in the form of EXHIBIT E attached hereto and made a part hereof.

              7.11 SMALL BUSINESS ADMINISTRATION FORMS. Each SBIC Investor shall have received SBA Forms 480, 652 and Part A of Form 1031 properly completed and executed from the Company.

              7.12 LITIGATION. No action or proceeding shall be pending or, to the knowledge of the Company, threatened, by or before any person, court or other governmental body to restrain or prohibit or to recover damages in respect of the consummation of any or all of the transactions contemplated by the Transaction Documents, nor shall there be any other action or proceeding pending or threatened which action, or other proceeding in the reasonable opinion of the Investors, may result in a decision, ruling, or finding that individually or in the aggregate has or may reasonably be expected to have a Material Adverse Effect or a material adverse effect on (a) the validity or enforceability of this Agreement, or (b) the Company's ability to perform its obligations under this Agreement.

              7.13 APPROVALS AND CONSENTS. All licenses, authorizations, consents, orders and regulatory approvals of governmental bodies necessary in the good faith judgment of the Investors for the consummation of any or all of the transactions contemplated hereby shall have been obtained on terms satisfactory to the Investors and shall be in full force and effect; and consents or waivers from parties other than governmental bodies that are required in connection with the consummation of any or all of the transactions contemplated hereby shall have been obtained on terms satisfactory to the Investors and shall be in full force and effect and signed copies thereof shall have been delivered to the Investors.

              7.14 COMPLIANCE EVIDENCE. The Investors shall have received such certificates, opinions, documents and information as they may reasonably request in order to establish satisfaction of the conditions set forth in this Section 7.

              7.15 PROCEEDINGS SATISFACTORY. All certificates, opinions and other documents to be delivered by the Company and all other matters to be accomplished prior to or at the Closing shall be satisfactory in the reasonable judgment of the Investors and their counsel.

              7.16 DUE DILIGENCE SATISFACTORY. The Investors shall have completed due diligence satisfactory to them with respect to the Company including, without limitation, due diligence relating to regulatory compliance and the Company's Proprietary Rights.

      8. CONDITIONS TO OBLIGATIONS OF COMPANY. The Company's obligation to issue the Securities shall be subject to the satisfaction of the following conditions, any of which may be waived in writing:

              8.1 DELIVERY OF PURCHASE PRICE. Each Investor shall have delivered to the Company that portion of the Purchase Price set forth opposite such Investor's name on SCHEDULE 1 annexed hereto.

              8.2 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING; NON-OCCURRENCE OF DEFAULT. The representations and warranties contained in Section 4 hereof shall be true upon completion of the Closing, there shall exist no condition, event or fact constituting, or which, with notice or passage of time or both would constitute, a default in the observance of any of such Investor's undertakings hereunder, and all conditions precedent to the Closing to be performed by the Investors shall have been complied with.

              8.3 PROCEEDINGS AND DOCUMENTS. All legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be in form and substance reasonably satisfactory to the Company and its counsel, and the Company shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions as the Company reasonably requests.

      9. INDEMNIFICATION. The Company shall indemnify and hold harmless each Investor, its directors, partners, any member of its Group and each other person which controls (within the meaning of the Securities Act) such Investor or any of its directors or partners (any of the foregoing, a "COVERED PERSON") of, against and from any losses, claims, damages, liabilities or expenses ("LOSSES") insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) the falsity or incorrectness as of the Closing of any representation or warranty of the Company contained in or made pursuant to Section 3 hereof, (b) a default in the observance of any of the Company's undertakings or covenants under any Transaction Document or pursuant to the Certificate of Designation,
(c) any action, claim or proceeding, asserted or unasserted, by any stockholder or creditor of the Company, or (d) the use, generation, storage, release, threatened release, discharge, disposal, transport, handling, treatment, removal, recovery or presence of Hazardous Materials on, under or about any properties leased by the Company by any person during the period that the Company was the tenant of any properties leased by the Company or which occurred prior to such time and was otherwise actually known by, or should have been known by, the Company. The obligation of the Company to indemnify each Covered Person shall specifically cover and include, without limitation, all fines and penalties imposed by federal, state or local authorities, costs of removing or neutralizing the Hazardous Materials, injury to the property adjoining any properties leased by the Company, injury to persons living or working on or about any properties leased by the Company or adjoining or otherwise affecting any such property, and all other indirect or consequential damages incurred by each Covered Person. The Company shall also pay all attorney's and accountant's fees and costs and court costs incurred by any Covered Person in enforcing the indemnification provided for herein. Notwithstanding the foregoing, the Company expressly agrees and acknowledges that the right of indemnification granted to each Covered Person herein shall not be deemed to be the exclusive remedy available to such Covered Person for any of the matters described herein.

      10. EXPENSES. The Company agrees, in the event the transactions contemplated hereby are consummated, to pay, and save the Investors harmless against liability for the payment of, (a) their reasonable out-of-pocket costs, accounting fees, and legal fees arising in connection with the negotiation, execution and Closing of the transactions contemplated hereby, including without limitation (i) expenses relating to the Investors' due diligence investigation with respect to the transactions contemplated hereby and (ii) expenses of counsel for the Investors, (b) stamp and other transfer taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance of the Securities and the Common Stock issuable on conversion or exercise thereof, and (c) fees and expenses (including, without limitation, reasonable attorneys' fees) incurred in respect of the enforcement by the Investors or the holders of the Securities of the rights granted to the Investors or the holders of the Securities under the Transaction Documents or the Certificate of Designation.

      11. CONFIDENTIALITY. No Investor shall disclose any Confidential Information (as defined below); provided that, notwithstanding the foregoing, no Investor shall be prohibited from disclosing to any Person information that (i) is obtainable from a third party who is not obligated to maintain such information's confidentiality, (ii) is or becomes generally available to the public other than as a result of a breach by an Investor of its obligations under this Section 11 or has been published in a form generally available to the public, (iii) is lawfully in such Investor's possession prior to it being disclosed to such Investor through the Memorandum or otherwise by the Company, or (iv) an Investor is legally compelled to disclose. For purposes of this
Section 11, the term "CONFIDENTIAL INFORMATION" means information that is not generally known to the public and that is developed or obtained by the Company in connection with its business which is contained in the Memorandum or provided to any Investor pursuant to the provisions of Sections 4.6 and 6.8 of this Agreement.

      12.     CERTAIN DEFINITIONS.

              "AFFILIATE" has the meaning set forth in Section 405 of the Securities Act.

              "CAPITAL STOCK" means, with respect to any person, such person's capital stock or any options, warrants or other securities which are directly or indirectly convertible into, or exercisable or exchangeable for, such person's capital stock (whether or not such derivative securities are issued by the Company). Whenever a reference herein to "CAPITAL STOCK" refers to any derivative securities, the rights of the SBIC Investor shall apply to such derivative securities and all underlying securities directly or indirectly issuable upon conversion, exchange or exercise of such derivative securities.

              "CIBC-WG" means CIBC Wood Gundy Ventures, Inc.

              "GROUP" shall mean as to (i) an Investor that is a limited partnership, such Investor with any and all of the limited partnerships now existing or hereafter arising that are Affiliates, in whole or in part, of one or more general partners or of one or more general partners of a general partner of such Investor and any predecessor or successor partnership and any limited and general partners of any such partnership; (ii) an Investor that is a trust, such Investor together with any of the beneficiaries, settlors or grantors now existing or hereafter arising of, or any person under common control with, such Investor and (iii) as to any other type of Investor, such Investor, together with the Affiliates of such Investor.

              "PERSON" means an individual, a partnership, a corporation, limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

              "REGULATED HOLDER" means any holder of the Company's Capital Stock that is (or that is a subsidiary of a bank holding company that is) subject to the various provisions of Regulation Y of the Board of Governors of the Federal Reserve Systems, 12 C.F.R., Part 225 (or any successor to Regulation Y);

              "REGULATORY PROBLEM" means (A) any set of facts or circumstances wherein it has been asserted by any governmental regulatory agency (or the SBIC Investor or any Subsequent

Purchaser reasonably believes that there is a significant risk of such assertion) that such person (or any bank holding company that controls such person) is not entitled to hold, or exercise any material right with respect to, all or any portion of the Capital Stock of the Company which such person holds or (B) when such person and its Affiliates would own, control or have power (including voting rights) over a greater quantity of Capital Stock of the Company than is permitted under any law or regulation or any requirement of any governmental authority applicable to such person or to which such person is subject.

              "SALE" means a sale of all or substantially all of the Company's assets or a sale of all or substantially all of the Company's outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise).

              "UNDERLYING COMMON STOCK" means (i) the Common Stock issued or issuable upon conversion of the Series B Preferred Stock or upon exercise of the Warrants and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds Series B Preferred Stock or any Warrants shall be deemed to the holder of the Underlying Common Stock obtainable upon conversion of the Series B Preferred or exercise of the Warrants in connection with the transfer thereof or otherwise regardless of any restriction or limitation on the conversion of the Series B Preferred to exercise of the Warrants, such Underlying Common Stock shall be deemed to be in existence and such person shall be entitled to exercise the rights of a holder of Underlying Common Stock hereunder. As to any particular shares of Underlying Common Stock, such shares shall cease to be Underlying Common Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision the in force) or (c) repurchased by the Company.

              "VECTOR" means Vector Later-Stage Equity Fund, L.P.

      13.     MISCELLANEOUS.

              13.1 GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER IN THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THE STATE OF NEW YORK. THE PARTIES HERETO CONSENT TO THE JURISDICTION OF THE STATE OF NEW YORK OR STATE OR FEDERAL COURTS LOCATED THEREIN FOR ALL DISPUTES ARISING UNDER THIS AGREEMENT.

              13.2 SURVIVAL. All representations, warranties and covenants contained in this Agreement or in any Exhibit or Schedule annexed hereto or certificate delivered in connection herewith shall survive the execution and delivery of this Agreement and the Closing and any investigation at any time made by the Investors or on their behalf and shall continue for a period of four
(4) years following the Closing; PROVIDED, HOWEVER, that all representations, warranties and covenants relating to Taxes and environmental matters shall survive until the expiration of the applicable statute of limitations relating thereto.

              13.3 NOTICES. All notices, certificates or other communications hereunder shall be in writing, addressed as follows, and shall be effective (a) upon receipt if delivered personally or by telecopy (followed by telephonic confirmation of receipt), (b) three (3) business days after the date of postmark by the U.S. Postal Service when mailed, by registered or certified mail, return receipt requested, postage prepaid, or (c) the next business day following delivery to a reputable overnight courier service:

                        If to the Company, to:

                        LifeCell Corporation
                        3606 Research Forest Drive
                        The Woodlands, Texas 77381
                        Attention:  President
                        Tel. No.: (713) 367-5368
                        Fax No.: (713) 363-3360

                        with a copy to:

                        Fulbright & Jaworski L.L.P.
                        1301 McKinney, Suite 5100
                        Houston, Texas 77010-3095
                        Attention:  Robert E. Wilson, Esq.
                        Tel. No.: (713) 651-5151
                        Fax No.:  (713) 651-5246

If to any Investor, to the address set forth opposite the name of such Investor on SCHEDULE 4.9 annexed hereto with a copy to Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601, Attention: Wendy L. Chronister, Esq.. Any party hereto may, by notice given hereunder, designate any further or different addresses to which subsequent notice, certificates or other communications shall be sent, which notice shall be deemed given when received.

              13.4UNDERSTANDING AMONG THE INVESTORS. The determination of each Investor to purchase the Securities pursuant to this Agreement has been made by such Investor independent of any other Investor and independent of any statements or opinions as to the advisability of such purchase or as to the business, assets, prospects, profits or condition (financial or otherwise) of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor. In addition, it is acknowledged by each Investor that no other Investor has acted as an agent of such Investor in connection with making its investment hereunder and that no other Investor shall be acting as an agent of such Investor in connection with monitoring its investment hereunder.

              13.5 BINDING EFFECT. The provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

              13.6 NO WAIVER. No failure on the part of the Company or the Investors in exercising any right, power or privilege granted hereunder shall operate as a waiver thereof or of any other right, power or privilege, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or of any other right, power or privilege.

              13.7 ENTIRE AGREEMENT. This Agreement, together with the other Transaction Documents and the Certificate of Designation, sets forth the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes any prior oral or written agreement among the parties.

              13.8 HEADINGS. The headings of this Agreement are solely for the convenience of the parties and shall not serve to limit or otherwise affect the interpretation or effect of any terms or provisions hereof.

              13.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

              13.10 SEVERABILITY. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

              13.11 FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

              13.12 AMENDMENTS AND WAIVERS. This Agreement may be amended, modified and supplemented, and compliance with any term, covenant, agreement or condition contained herein may be waived either generally or in particular instances, and either retroactively or prospectively, only by a written instrument executed by (a) the Company and (b) holders of at least a majority of the Underlying Common Stock. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

                           *     *     *     *     *

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written, in the case of corporations by their respective officers thereunto duly authorized.

                                          LIFECELL CORPORATION

                                          By:  PAUL M. FRISON
                                               Name Paul M. Frison
                                               Title Chairman of the Board,
                                               President and Chief Executive
                                               Officer


                                          VECTOR LATER-STAGE EQUITY FUND,
                                          L.P.

                                          By:  [SIGNATURE ILLEGIBLE]
                                               Name:
                                               Title: PRESIDENT


                                          CIBC WOOD GUNDY VENTURES, INC.

                                          By: LORI KOFFMAN
                                               Name: Lori Koffman
                                               Title: Managing Director

                                               [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 6th day of November, 1996.



                                            /s/ STEPHEN LIVESEY
                                                  (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Stephen Livesey
3606 Research Forest Dr.
The Woodlands, TX  77381               ###-##-####          250          5,645      $ 25,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 4th day of November, 1996.



                                    /s/  CHRISTOPHER C. KRAFT, JR.
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Christopher C. Kraft, Jr.
Smith Barney Inc. KEO P/S Cust.
14919 Village Elm St.
Houston, TX  77062                      ###-##-####         250           175       $ 25,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 4th day of November, 1996.

                                    /s/ P. WILLIAM CURRERI, M.D.
                                                (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
P. William Curreri, M.D.
217 Berwyn Dr. W. #222
Mobile, AL  36608                       ###-##-####         400           280       $ 40,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                            /s/ DAVID SAKS
                                                (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
David Saks
2 Knollwood Road
Woodcliff Lake, NJ  07675               ###-##-####         500         11,290      $ 50,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /s/ WILLIAM J. MCCLUSKEY
                                           (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
William J. McCluskey
25 Wisconsin St.
Long Beach, NY  11561                   ###-##-####         186          4,200      $ 18,600
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.

                                    The Woodlands Venture Capital Company


                              By:   /s/ DON E. ROOSE, JR.
                                           (Signature)
                                    Don E. Roose, Jr.
                                    Vice President and Controller

                                                         NUMBER OF
                                                         SHARES OF
                                                         SERIES B
                                          FEDERAL        PREFERRED    NUMBER OF
                                     EMPLOYER I.D. OR      STOCK       WARRANT        TOTAL
          NAME AND ADDRESS            SOCIAL SECURITY    PURCHASED      SHARES     INVESTMENT
                                          NUMBER
==================================== ================= ============= ============ =============
The Woodlands Venture
 Capital Company                        74-2177794         2,500                    $ 250,000
==================================== ================= ============= ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ JOHN S. BAI
                                                (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
John S. Bai
30 W. 61st - 27A
New York, NY  10023                     ###-##-####         70            49        $ 21,700
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ ROBERT WEINSTEIN
                                                (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Robert Weinstein
155 W. 68th St., 24C
New York, NY  10023                     ###-##-####         155          3,500      $ 15,500
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/JAMES C. GALE   /s/ JUDITH S. HASELTON
                                                (Signature)

                                                       NUMBER OF
                                                       SHARES OF
                                       FEDERAL         SERIES B      NUMBER OF
                                   EMPLOYER I.D. OR    PREFERRED      WARRANT        TOTAL
         NAME AND ADDRESS          SOCIAL SECURITY       STOCK        SHARES       INVESTMENT
                                        NUMBER         PURCHASED
==================================== ================ ============== ============ =============
James C. Gale & Judith S.
Haselton
315 W. 106 St., Apt. 4A               ###-##-####
New York, New York  10025             ###-##-####        1,550        35,000        $ 155,000
================================== ================ =============== ===========  ==============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/JAMES C. GALE, TRUSTEE
                                                (Signature)

                                                       NUMBER OF
                                                       SHARES OF
                                       FEDERAL         SERIES B      NUMBER OF
                                   EMPLOYER I.D. OR    PREFERRED      WARRANT        TOTAL
         NAME AND ADDRESS          SOCIAL SECURITY       STOCK        SHARES       INVESTMENT
                                        NUMBER         PURCHASED
==================================== ================ ============== ============ =============
James C. Gale, Trustee F/B/O
Ariana J. Gale
315 W. 106 St., Apt. 4A
New York, New York  10025               13-6882735          620        14,000        $  62,000
================================== ================ =============== ===========  ==============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this ____ day of November, 1996.



                                    /s/ JOHN CIRRITO
                                                (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
John Cirrito
29 Rambling Drive
Scotch Plains, NJ  07076                ###-##-####         250          5645       $ 25,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ B. MICHAEL PISANI
                                                (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
B. Michael Pisani
44 Lake Rd.
Short Hills, NJ  07078                  ###-##-####         775         17,500      $ 77,500
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this ____ day of November, 1996.



                                    /s/ JOHN LATSHAW
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
John Latshaw
5049 Wornall #2C
Kansas City, MO  64112                  ###-##-####         930         21,000      $ 93,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ EVAN KLEINBERG
                                                (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Evan Kleinberg, IRA
Gruntal & Co. Custodian
3 Centennial Rd.
Livingston, NJ  07039                   ###-##-####         155          3,500      $ 15,500
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ DOUGLAS KLEINBERG
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Douglas Kleinberg
200 E. 94th St., Apt. 126
New York, NY  10128                     ###-##-####         248          5,600      $ 24,800
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ DANIEL KLEINBERG  /s/ ELAINE KLEINBERG
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Daniel & Elaine Kleinberg
3 Centennial Rd.
Livingston, NJ  07039                   ###-##-####       263.50         5,950      $ 26,350
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ ALLAN BOORSTEIN
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Chinook Equities
147 E.  48th St.
New York, NY  10017                     13-3226477          500         11,290      $ 50,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this ____ day of November, 1996.



                                    /s/ BARRY RICHTER
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Barry Richter
Tideway
Sandspoint, NY  11050                   ###-##-####         250          5,645      $ 25,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/  STEPHEN G. WEISS
                                                (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Stephen G. Weiss
115 Ravinoaks Ln.
Highland Park, IL  60035                ###-##-####         330          7,451      $ 33,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ JOSEPH BATTIPAGLIA
                                                (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Joseph Battipaglia
77 Water Street (10th Fl.)
New York, NY  10005                     ###-##-####         150          3,387      $ 15,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ WILLIAM J. STRAZZULLO
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
William J. Strazzullo
750 Columbus Ave., 4C
New York, NY  10025                     ###-##-####         800          1,806       $ 8,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ ROBERT SABLOWSKY
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Robert Sablowsky
150 East 69th Street, 16th Fl.
New York, NY  10021                     ###-##-####         465         10,500      $ 46,500
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this ____ day of November, 1996.



                                    /s/ JOHN D. GOLDBERG
                                                (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
John D. Goldberg
2500 E. Hallandale Beach Blvd.
Suite 500
Hallandale, FL  33009                   ###-##-####         310          7,000      $ 31,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ JOSEPH A. RUSSO
                                                (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Joseph A. Russo
3 Midwood Ave.
Verona, NJ  07044                       ###-##-####         50            35        $ 15,500
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 31st day of October, 1996.



                                    /s/ MICHAEL GIRONTA
                                                (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Michael Gironta
89 Rigewood Ave.
Glen Ridge, NJ  07028                   ###-##-####        1,000        22,581      $ 100,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /s/ DONNA GREENBERG
                                    /s/ CHARLES C. GREENBERG
                                           (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Charles & Donna Greenberg
JTWROS
503 Pinehurst Court
Roslyn, NY  11576                       ###-##-####        1,500        33,870      $ 150,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ RICHARD L. SERRANO
                                                (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Richard L. Serrano
64 Brighton Ave.
Bloomfield, NJ  07003                   ###-##-####        46.5          1,050       $ 4,650
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ DAVID HARRIS    /s/ MARY JANE HARRIS
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
David and Mary Jane Harris
JTWROS
174 Pacific St., Apt. 2A
Brooklyn, NY  11201                     ###-##-####         200          4,516      $ 20,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ PAUL B. ANKIN   /s/ LOIS F. ANKIN
                                                (Signature)



                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Paul B. Ankin and Lois F. Ankin
as joint tenants w/r/o/s
4233 W. Grove
Skokie, IL  60076                       ###-##-####                                 $ 25,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ JEROME SCHACHTER
                                                (Signature)

                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Jerome Schachter
2926 Leanne Ct.
Northbrook, IL  60062                   ###-##-####         500         11,290      $ 50,000
==================================== ================ ============== ============ =============

                                                [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ LISA B. TUCKERMAN
                                                (Signature)



                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
S.B.S.F. Biotechnology
 Partners, L.P.
c/o Lisa Tuckerman
Spears Benick Salomon & Farrell
45 Rockefeller Plaza
New York, NY  10111                     13-386-8438        1,000        22,580      $ 100,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 4th day of November, 1996.



                                    /s/ MARK RICE
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Namax Corp. (Attn: Mark Rice)
666 Dundee Rd., Suite 1801
Northbrook, IL  60062                   36-393-4918        2,100        45,161      $ 200,000
==================================== ================ ============== ============ =============

                                                [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 11th day of November, 1996.



                                    /s/ DON A. SANDERS
                                                (Signature)



                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Don A. Sanders
3100 Texas Commerce Tower
Houston, TX  77002                      ###-##-####         620         14,000      $ 62,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 2nd day of November, 1996.



                                    /s/ RONALD KOENIG
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Ronald Koenig
114 No. Village Way
Jupiter, FL  33458                      ###-##-####         310          7,000      $ 31,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ ROBERT M. ADAMS
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Robert M. Adams
P. O. Box 998
Plandome, NJ  11030                     ###-##-####        1,550        35,000      $ 155,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 4th day of November, 1996.



                                    /s/ EDWARD A. KERBS
                                                (Signature)



                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Edward A. Kerbs
8 South Cherry Ln.
Rumson, NJ  07760                       ###-##-####         310          7,000      $ 31,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ BERNARD B. SALZMAN
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Bernard B. Salzman IRA
Gruntal & Co., Inc., Custodian
20 S. Charles Street
Baltimore, MD  21201                    ###-##-####        55.8          1,260       $ 5,580
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 4th day of November, 1996.



                                    /s/ MICHAEL H. RICHMOND
                                                (Signature)



                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Michael H. Richmond
20 E. Wedgewood Glen
The Woodlands, TX  77381                ###-##-####         400          9,032      $ 40,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 2nd day of November, 1996.



                                    /s/ MICHAEL E. CAHR
                                                (Signature)



                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Michael E. Cahr
1051 Saxony Dr.
Highland Park, IL  60035                ###-##-####         500         11,290      $ 50,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this ____ day of November, 1996.

                                    By:   Technology Funding, Inc.
                                          Managing General Partner


                                    BY:   /s/ THOMAS J. TOY
                                                (Signature)
                                          Thomas J. Toy, Vice President



                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Technology Funding Medical
  Partners I, L.P.
2000 Alameda de Las Pulgas
San Mateo, CA  94403                    94-3166762         2,500        56,451      $ 250,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 6th day of November, 1996.



                                    /s/ MICHAEL J. KOBLITZ
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Michael J. Koblitz
12 Downey Dr.
Tenafly, NJ  07670                      ###-##-####         50           1,129       $ 5,000
==================================== ================ ============== ============ =============

                                                [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 6th day of November, 1996.



                                    /s/ FRED GREENBERG
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Pharmaceutical & Medical
 Technology Fund
300 Park Ave.                           13-3603142         3,000        67,741      $ 300,000
New York, NY  10022

Stragegic Healthcare Fund
300 Park Ave.
New York, NH  10022                         N/A            1,000        22,580      $ 100,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ LISA B. TUCKERMAN
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
S.B.S.F. Biotechnology Fund, L.P.
c/o Lisa Tuckerman
Spears Benzak Salomon & Farrell
45 Rockefeller Plaza
New York, NY  10111                     13-3523468         9,000        203,225     $ 900,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 4th day of November, 1996.



                                    /s/ JEFFREY KEELER
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Jeffrey Keeler
577 W. 50th Street
Miami Beach, FL  33140                  ###-##-####        86.8          1,960       $ 8,680
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]

      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 4th day of November, 1996.



                                    /s/ JONATHAN GREENWALD, GENERAL PARTNER
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Harbour Court L.P. II                   13-391-5074         250          5,645      $ 25,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 1st day of November, 1996.



                                    /s/ MICHAEL J. KOBLITZ
                                                (Signature)



                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Marcus J. Koblitz
Lauren J. Koblitz
12 Downey Dr.                           ###-##-####         25                       $ 2,500
Tenafly, NJ  07670                      ###-##-####         25                       $ 2,500
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 4th day of November, 1996.



                                    /s/ SHELDON DROBNY
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Sheldon Drobny
95 Revere Drive, Suite A
Northbrook, IL  60062                   ###-##-####         500         11,290      $ 50,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 4th day of November, 1996.



                                    /s/ PERRY H. BACON
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Perry H. Bacon
5300 Mission Woods Rd.
Shawnee Mission, KS  66205              ###-##-####         620         14,000      $ 62,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 4th day of November, 1996.



                                    /s/ JAMES J. PELTS
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
James J. Pelts
29 E. Madison St., Suite 1505
Chicago, IL  60602                      ###-##-####         500         11,290      $ 50,000
==================================== ================ ============== ============ =============

                                                 [SECURITIES PURCHASE AGREEMENT]


      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.



      Dated this 4th day of November, 1996.



                                    /s/ ROBERT WEINSTEIN
                                                (Signature)


                                                        NUMBER OF
                                                        SHARES OF
                                                         SERIES B
                                         FEDERAL        PREFERRED     NUMBER OF
                                     EMPLOYER I.D. OR     STOCK        WARRANT        TOTAL
          NAME AND ADDRESS           SOCIAL SECURITY    PURCHASED       SHARES     INVESTMENT
                                          NUMBER
==================================== ================ ============== ============ =============
Robert Weinstein
155 W. 68th St., 24C
New York, NY  10023                     ###-##-####         20           1,400       $ 6,200
==================================== ================ ============== ============ =============

                                  SCHEDULE 1
                INVESTORS; SECURITIES PURCHASED; PURCHASE PRICE

                                              Shares      Warrant     Purchase
                                             Purchased    Shares        Price
--------------------------------------------------------------------------------
CIBC Wood Gundy Ventures, Inc. ............    44,800    1,011,612    $4,480,000
The Woodlands Venture Capital Company .....     2,500       56,451       250,000
P. William Curreri, M.D ...................       400        9,032        40,000
Christopher C. Kraft, Jr., Smith ..........       250        5,645        25,000
Barney Inc. KEO P/S Custodian Acct:
721-66059-10-022
Michael H. Richmond .......................       400        9,032        40,000
Stephen Livesey ...........................       250        5,645        25,000
Michael E. Cahr ...........................       500       11,290        50,000
Technology Funding Medical ................     2,500       56,451       250,000
Partners I, L.P. ..........................
Vector Later-Stage Equity Fund, L.P. ......    40,000      903,225     4,000,000
William J. McCluskey ......................       186        4,200        18,600
David Saks ................................       500       11,290        50,000
Joseph Battipaglia ........................       150        3,387        15,000
S.B.S.F. Biotechnology Partners, L.P. .....     1,000       22,580       100,000
S.B.S.F. Biotechnology Fund, L.P. .........     9,000      203,225       900,000
Jerome Schachter ..........................       500       11,290        50,000
Paul B. Ankin and Lois F. Ankin, ..........       250        5,645        25,000
JTWROS
David and Mary Jane Harris, ...............       200        4,516        20,000
JTWROS
Richard L. Serrano ........................        50        1,129         5,000

                                              Shares      Warrant     Purchase
                                             Purchased    Shares        Price
--------------------------------------------------------------------------------
Charles and Donna Greenberg, ...............      1,500      33,870      150,000
JTWROS
Michael Gironta ............................      1,000      22,580      100,000
Joseph A. Russo ............................        155       3,500       15,500
John D. Goldberg ...........................        310       7,000       31,000
Robert Sablowsky ...........................        465      10,500       46,500
William J. Strazzullo ......................         80       1,806        8,000
Stephen G. Weiss ...........................        330       7,451       33,000
Barry Richter ..............................        250       5,645       25,000
Chinook Equities, Inc. .....................        500      11,290       50,000
Daniel and Elaine Kleinberg, JTWROS ........        267       6,029       26,700
Douglas Kleinberg ..........................        248       5,600       24,800
Evan Kleinberg IRA, Gruntal & Co., .........        155       3,500       15,500
Inc., Custodian Dated July 19, 1996
John Latshaw ...............................        930      21,000       93,000
B. Michael Pisani ..........................        775      17,500       77,500
John Cirrito ...............................        250       5,645       25,000
James C. Gale, Trustee F/B/O Ariana ........        620      14,000       62,000
J. Gale The James C. Gale Trust,
dated November 21, 1986
James C. Gale and Judith S. Haselton .......      1,550      35,000      155,000
JTWROS
John S. Bai ................................        217       4,900       21,700
Ronald Koenig ..............................        310       7,000       31,000
Robert M. Adams ............................      1,550      35,000      155,000
Edward A. Kerbs ............................        310       7,000       31,000

                                              Shares      Warrant     Purchase
                                             Purchased    Shares        Price
--------------------------------------------------------------------------------
Bernard B. Salzman IRA, Gruntal & ...........        55       1,241        5,500
Co., Inc., Custodian Dated May 14,
1982 Acct: 215-67321-1-3-231
Don A. Sanders ..............................       620      14,000       62,000
Jeffrey Keeler ..............................        87       1,964        8,700
Harbour Court L.P., II ......................       250       5,645       25,000
Namax Corp. .................................     2,000      45,161      200,000
Sheldon Drobny ..............................       500      11,290       50,000
Perry H. Bacon ..............................       620      14,000       62,000
James J. Pelts ..............................       500      11,290       50,000
Robert Weinstein ............................       217       4,900       21,700
The Marcus L. Koblitz Trust, Michael ........        25         564        2,500
J. Koblitz, Trustee Est. April 14, 1992
The Lauren J. Koblitz Trust, Michael ........        25         564        2,500
J. Koblitz, Trustee Est. April 14, 1992
Pharmaceutical & Medical Technology .........     3,000      67,741      300,000
Fund
Strategic Healthcare Fund ...................     1,000      22,580      100,000
Michael J. Koblitz ..........................        50       1,129        5,000
                                                -------   ---------   ----------
                     TOTAL ..................   124,157   2,803,530   12,415,700
                                                =======   =========   ==========

                                       SCHEDULE 3.2

                                       CAPITAL STOCK

OUTSTANDING OPTIONS

      Pursuant to certain Non-Statutory Stock Options granted on November 4, 1996, P. William Curreri, Christopher C. Kraft, Jr. and Martin P. Sutter have the right to purchase an aggregate of 225,000 shares of common stock, par value $.001 per share (the "Common Stock"), of LifeCell Corporation (the "Company").

      1,000,000 shares of Common Stock are reserved for issuance under the Company's Second Amended and Restated 1992 Stock Option Plan, as amended. As of November 18, 1996, options to purchase 998,945 shares have been granted pursuant to such plan and are outstanding.

      750,000 shares of Common Stock are reserved for issuance under the Company's Second Amended and Restated 1993 Non-Employee Director Stock Option Plan. As of November 18, 1996, options to purchase 90,000 shares have been granted pursuant to such plan and are outstanding.

OUTSTANDING WARRANTS

      As of November 18, 1996, the persons or entities listed below hold warrants to purchase the number of shares of Common Stock set forth opposite their name.

            Robert Todd Financial Corporation                    120,000
            Strategem of Alabama, Inc.                             5,000
            Thomas James Associates                               20,000
            The Renaissance Group Limited                         75,000
            Donald P. Callan, D.D.S.                              10,000
            Gruntal & Co. Incorporated                           354,734

      As of November 18, 1996, the holders of the Company's Series B Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), hold warrants to purchase an aggregate of 2,803,530 shares of Common Stock.

HOLDERS OF SERIES A PREFERRED STOCK

      Allstate Insurance Company
      Medtronic, Inc.
      The Woodlands Venture Capital Company
      Technology Funding Partners III, L.P.
      P. William Curreri, M.D.
      Gil Fuqua, Jr.

      Smith Barney, Inc., Custodian of the Christopher C. Kraft, Jr.
         Keogh Profit Sharing Plan
      Robert E. Garrison II
      Martin P. Sutter
      David R. Sincox

CONVERTIBLE INSTRUMENTS AND RIGHTS

      The Series A Preferred Stock, of which 260,000 shares are outstanding as of November 18, 1996, is convertible into an aggregate of 1,761,139 shares of Common Stock, subject to adjustment upon certain events, including the issuance of Common Stock as a dividend with respect to the outstanding Common Stock, subdivisions, splits or combinations of Common Stock, or the issuance of any shares of capital stock by reclassification of Common Stock.

      The Series B Preferred Stock, of which 124,157 shares are outstanding as of November 18, 1996, is convertible into an aggregate of 4,005,052 shares of Common Stock, subject to adjustment as described in the Certificate of Designation of the Series B Preferred Stock. Additionally, any dividends on the Series B Preferred Stock paid in shares of Series B Preferred Stock will be convertible into shares of Common Stock.

      Pursuant to the License and Development Agreement dated March 3, 1994, between the Company and Medtronic, Inc. ("Medtronic"), Medtronic paid the Company a $1.5 million licensing fee. If such agreement is terminated under certain circumstances, including Medtronic's right to terminate at any time if in its sole business judgment it deems the development and commercialization of products thereunder not to be in its best interests or otherwise imprudent, Medtronic has the option the convert the $1.5 million licensing fee into shares of Common Stock, at the then current market price, unless immediately following such conversion the number of shares received upon such conversion together with all other shares of Common Stock held by Medtronic would exceed 19% of the then issued and outstanding shares of Common Stock, in which case LifeCell shall pay cash or issue a promissory note or deliver a combination of the two to Medtronic in an amount equal to the difference between the $1.5 million and the value of the number of shares of Common Stock actually issued to Medtronic pursuant to such conversion. In addition, if immediately following such conversion the number of shares of Common Stock issued in connection with such conversion together with the number of shares of Common Stock then held by Medtronic equal less than 5% of the then issued and outstanding shares of Common Stock, Medtronic shall have the option to purchase from LifeCell in cash on the date on such conversion a number of shares of Common Stock such that the aggregate number of shares of Common Stock held by Medtronic shall equal up to but no more than 5% of the then issued and outstanding shares of Common Stock. The price at which Medtronic may purchase such additional shares would be equal to the arithmetic average of the market price for the Common Stock for the 20 trading days immediately preceding such date.

DIVIDEND SHARES

      Holders of the Series A Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors, out of the funds of the Company legally available therefor, an annual dividend of $1.60 per share for the year ended November 9, 1996, and $2.00 per share for the year ended November 9, 1997, which may be paid in shares of Common Stock. The number of shares to be issued will be based upon the then current market price of the Common Stock.

BLUE SKY REGISTRATIONS/QUALIFICATIONS

      The filing of a Form M-11 with the Department of Law of the State of New York.

                                  SCHEDULE 3.4

                                    CONFLICTS

The consent of the holders of the Series A Preferred Stock is required to authorize, create and issue the Series B Preferred Stock.

The waiver of certain holders of capital stock of the Company of certain registration rights of such holders under an Amended and Restated Registration Rights Agreement, dated February 26, 1992, by and among the Company and such holders (the "Prior Registration Rights Agreement") and certain amendments to the Prior Registration Rights Agreement are required to avoid a conflict resulting from the Company's execution and delivery of the Registration Rights Agreement.

The waiver of Medtronic, Inc. of certain registration rights it has under an Investment Agreement dated March 3, 1994, between the Company and Medtronic, Inc. and certain amendments to such Investment Agreement are required to avoid a conflict resulting from the Company's execution and delivery of the Registration Rights Agreement.

Section 10.2(c) of the Distribution Agreement dated June 1, 1996, between the Company and DENTSPLY International, Inc. ("DENTSPLY"), allows DENTSPLY to terminate such Distribution Agreement if the Company comes under the ownership or control, directly or indirectly, of any person other than persons having ownership or control of the Company at the date such Distribution Agreement was executed.

The Company has been advised by the Nasdaq Stock Market that the issuance of the Series B Preferred Stock may violate Rule 4310(c)(21) of the Rules of The Nasdaq Stock Market. The Company disagrees with this interpretation and currently is discussing this issue with the Nasdaq Stock Market.

                                  SCHEDULE 3.5

                                   Litigation

None.

                                  SCHEDULE 3.10

                                      TAXES

None.

                                  SCHEDULE 3.11

                             MATERIAL ADVERSE EFFECT

None other than as disclosed under "Risk Factors", "Management's Discussion and Analysis of Financial Condition and Results of Operation" and otherwise in the Confidential Private Placement Memorandum dated October 29, 1996 of the Company (the "Memorandum").

                                  SCHEDULE 3.12

                                      TITLE

Pursuant to a Security Agreement - Pledge of Certificate of Deposit and Assignment of Deposit Account dated January 3, 1996, between the Company and Texas Commerce Bank National Association ("TCB"), Certificate of Deposit No. 0039001256 is pledged to secure the obligations of the Company under the Term Installment Note dated January 3, 1996, in the original principal amount of $120,000, payable by the Company to TCB (the "Installment Note").

The Company granted TCB a security interest in its tangible personal property, accounts and other receivables to secure the Company's obligations under the Term Promissory Note dated October 8, 1996, in the original principal amount of $250,000, payable by the Company to TCB (the "Term Note").

Liens for taxes or assessments or other governmental charges or levies to the extent not yet due and payable.

Mechanics and materialmen liens or encumbrances for construction in progress to the extent not perfected by filing, recording, giving of notice or other appropriate action in the relevant jurisdiction.

Workmen, repairmen, warehousemen, carriers, lessors and operators liens or encumbrances arising in the ordinary course of business to the extent not perfected by filing, recording, giving of notice or other appropriate action in the relevant jurisdiction.

                                  SCHEDULE 3.13

                               PROPRIETARY RIGHTS

See ANNEX 3.13 attached hereto.

The Company has federal trademark and service mark registrations for LifeCell, LifeCell Process and AlloDerm.

Pursuant to a Non-Exclusive License Agreement dated September 1, 1996, between Competitive Technologies, Inc. ("CTI") and the Company, the Company was granted a non-exclusive license to (i) U.S. Patent No. 4,810,299, issued January 31, 1989 and entitled "Body Implants of Extracellular Matrix and Means and Methods of Making and Using Such Implants, invented by Klaus Brendel and Raymond C. Duhamel, and (ii) Japan Patent No. 1842777, the foreign counterpart to the patent referred to in clause (i) above. The Company is obligated to pay royalties pursuant to such agreement.

The Company is obligated to pay royalties pursuant to the terms of the Exclusive License Agreement dated June 6, 1986, by and between the Board of Regents of the University of Texas System and the Company.

Pursuant to a License and Development Agreement with Medtronic, Inc., the Company granted an irrevocable, worldwide, exclusive license to Medtronic, Inc. for certain patents and know-how relating to homograft and heterograft heart valve bioprostheses. Pursuant to such License Agreement, Medtronic paid the Company a $1.5 million licensing fee, agreed to fund the development of heart valve products using the Company's technology, and agreed to pay total cumulative royalties of up to $25 million in respect of any sales of any products developed and sold using the Company's patented technologies. On the same date, the Company also entered into an Investment Agreement with Medtronic pursuant to which the Company granted Medtronic certain rights of first refusal to evaluate technology and negotiate a license and development agreement for vascular conduit products using the Company's technology.

The distribution agreements set forth in Schedule 3.14 are incorporated herein by reference thereto.


                             Page 1 of Schedule 3.13

                                   ANNEX 3.13

                          THE LIFECELL PATENT PORTFOLIO
                                 March 25, 1997

DOCKET NUMBER                  SERIAL      FILING DATE    PATENT NUMBER  ISSUE DATE OFFICIAL TITLE/
(AWD/UT)       COUNTRY         NUMBER                                               [DESCRIP. TITLE]
---------      -------------   --------    -----------    ------------  ----------- -----------------------------------
UTSH:022       United States   525,626     08-23-83       4,510,169      04-09-85   Method and Apparatus for
UTHSC/HOU:0                                                                         Cryopreparing Biological Tissue for
22             Australia       31666/84    08-07-84       583477         08-25-89   Ultrastructural Analysis.

[ABANDONED     Canada          460,541     08-08-84       1,239,289      07-19-88   ALL CASES ABANDONED BY NON-
                                                                                    PAYMENT OF MAINTENANCE FEES
               Canada-1        547,938     09-25-87

               *European       84305391.9  08-08-84
                Patent
                Convention

                *France
                *Great Britain
                *West Germany
                *Sweden
                *Switzerland/
                 Liechtenstein
                               175807/84   08-23-84
               Japan

               United States

               ABANDONED
UTSH:032        8/9/88         038,038     04/13/87                                 Quick Release Flange

                             Page 2 of Schedule 3.13

UTSH:040                                                                            Apparatus and Method for
UTHSC/HOU:0    United States   777,083     09-17-85                                 Cryopreparing Biological Tissue
40
[continuation  ABANDONED
of 041 which   1/31/87         777,083     09-17-85                                 [Sample Chamber]
is a CIP
of 022]
               United States   767,855     11-30-84       4,567,847      02-04-86   Apparatus and Method for
UTSH:041                                                                            Cryopreparing Biological Tissue for
UTHSC/HOU:0    Australia       49963/85    11-15-85                                 Ultrastructural Analysis
41
[CIP of 022]   Canada          495,267     11-13-85       1,239,290      07-12-88   [Generic Apparatus]

[ABANDONED     Canada-1        547,937     09-25-87       1,301,465      05-26-92   ALL CASES ABANDONED BY NON-
                                                                                    PAYMENT OF MAINTENANCE FEES
               *European       85308760.9  12-02-85
                Patent Convention

                *Austria
                *Belgium
                *France
                *Great Britain
                *West Germany
                *Italy
                *Luxembourg
                *Netherlands
                *Sweden
                *Switzerland/
                Liechtenstein
                Japan           275080/85   11-30-85

                             Page 3 of Schedule 3.13

UTSH:044        United States   676,856      11-30-84      4,619,257      10-28-86     Apparatus and Method for
UTHSC/HOU:044                                                                          Cryopreparing Corneal Tissue for
[CIP of 022]                                                                           Surgical Procedures

                                                                                       [Corneal Tissue Method]

UTSH:051        United States   770,772      08-29-85      4,676,070      06-30-87
UTHSC/HOU:051                                                                          Apparatus and Method for
[continuation of                                                                       Cryopreparing Biological Tissue
041 which is a                                                                         for Ultrastructural Analysis
CIP of 022]
                                                                                       [Generic Tissue Method]

                                                                                       Preparation of Biological Tissue for
UTSH:052                                                                               Ultrastructural Analysis
UTHSC/HOU:052   [INACTIVE]
                                                                                       [Omnibus application]
UTSH:065
UTHSC/HOU:065   [INACTIVE]


UTSH:082        United          939,701      12-03-86     4,707,998       11-24-87     Apparatus and Method for Ultrarapid
UTHSC/HOU:0     States                                                                 Cooling of Biological Sample [Cryo
82                                                                                     Slammer]

[ABANDONED

                             Page 4 of Schedule 3.13

UTSH:089       United       926,985    11-04-86     4,799,361       1-24-89           Apparatus and Method for
UTHSC/HOU:0     States                                                                Cryopreparing Biological Tissue for
89                          80664/87   11-04-87     ABANDONED                         Ultrastructural Analysis
[CIP OF 051]   Australia                                                              [Second Generic Sample]
                            551010     11-04-87     1,239,291       7-19-88
               Canada
                            87309774.5 11-04-87     ABANDONED
               *European
               Patent
               Convention

               *Austria
               *Belgium
               *France
               *Germany
               *Greece
               *Italy

               *Luxembourg

               *Netherlands
               *Spain
               *Sweden

               *Switzerland/
               Liechtenstein
               *Great Britain

               Japan        278994/87  11-04-87     ABANDONED

                             Page 5 of Schedule 3.13

UTSH:091       United       942,172    12-16-86     4,742,690       5-10-88           Apparatus and Method for
UTHSC/HOU:0    States                                                                 Cryopreparing Biological Tissue for
91                          87118696.1 12-16-87     ABANDONED                         Ultrastructural Analysis
[CIP of 040    *European                                                             [Sample Holder]
which is a     Patent
continuation   Convention                                                             ALL CASES ABANDONED BY NON-
of 041 which                                                                          PAYMENT OF MAINTENANCE FEES
is a CIP of    *Austria
022]           *Belgium
               *France
[ABANDONED]    *Germany
               *Greece
               *Italy

               *Luxembourg

               *Netherlands
               *Spain
               *Sweden

               *Switzerland/

               Liechtenstein
               *United Kingdom

UTSH:095       [INACTIVE]
UTHSC/HOU:0
95

UTSH:096                                                                              Apparatus and Method for
[CIP of                                                                               Cryopreparing Biological tissue for
UTSH:091 et    United                                                                 Ultrastructural Analysis
seq.]          States       038,840    04-13-87     4,745,771       5-24-88           [Sample Holder]

[ABANDONED]

                             Page 6 of Schedule 3.13

UTSH:097       United States 102,395   09-29-87      4,807,442      02-28-89           Cryo-Slamming Apparatus and Method for
                                                                                       for Ultrarapid Cooling of Biological Samples
[ABANDONED]
               Australia    23559/88   10-07-88      616,687        03-03-92           [Cryo-Slammer]

               Canada       579683     10-07-88    1,311,620        12-22-92

               *European    88309764.4 10-18-88      364,633                           ALL CASES ABANDONED BY NON-
               Patent                                                                  PAYMENT OF MAINTENANCE FEES
               Convention

               *Austria
               *Belgium
               *France
               *W. Germany
               *Greece
               *Italy
               *Luxembourg
               *Netherlands
               *Spain
               *Sweden
               *Switzerland/
               Liechtenstein
               *United       272883/88  10-28-88
               Kingdom

               Japan

                             Page 7 of Schedule 3.13

UTSH:113       United          284,989    12-15-88    5,044,165       09-03-91          Improved Cryo-Slammer
[CIP of        States
UTSH:097]
               Australia       31516      3-20-89     627,718         01-12-93

               Canada          284,989    12-15-88    1,320,646       07-27-93

               *European       284,989    12-15-88    373,738
               Patent
               Convention

               *Austria
               *Belgium
               *France
               *West
               Germany
               *Italy
               *Luxembourg
               *Netherlands
               *Sweden
               *Switzerland/

               Liechtenstein   098624/89  4-8-89
               *United
UTSH:113       Kingdom
[CIP of
UTSH:097]      Japan

UTSH:116       United          217,561    7-11-88      4,865,871       9-12-89           Method for Cryopreparing Biological
               States                                                                    Tissue
                                                                                         [Cryoprotectant]
UTSH:117       United          230,768    8-9-88       5,024,830       06-18-91          Apparatus and Method for
[Divisional    States                                                                    Cryopreparing Biological Tissue for
of UTSH:089]                                                                             Ultrastructural Analysis
                                                                                         [Generic Method]
UTSH:120       United          343,882    4-13-89      D323,895        02-11-92          Design Patent for CF-100 Cryo
               States                                                                    Slammer

                             Page 8 of Schedule 3.13

               United                                                                 Molecular Distillation Dryer
UTSH:129       States       395,028    8-17-89      4,964,280       10-23-90          (Apparatus for distillation drying)

UTSH:141       United       492,724    3-13-90      5,154,007       10-13-92          Molecular Distillation Dryer
[Divisional    States
of UTSH:129]
LIFD:027       United       581,584    9-12-90      ABANDONED                         Method for Cryopreparation and Dry
               States                               (CIP LIFD:031)                    Stabilization of Vaccines and Viruses
LIFD:028       United                               INACTIVE                          Cryopreparation of Collagen Based
               States                                                                 Transplantable Tissue
LIFD:029       United                               INACTIVE                          Cryopreparation of Biological Tissue
               States                                                                 Using Mid-Range Drying
               United                                                                 Preservation of Biological Heart Valves
LIFD:030       States                               INACTIVE                          in the Dry State


LIFD:031       United       709,504    06-03-91     ABANDONED
[CIP of        States                               (FWC
LIFD:027]                                           LIFD:045)

                             Page 9 of Schedule 3.13

               Australia    83797/91   09-10-91                                       Method for Cryopreparation & Dry
                                                    650045          09/27/94          Stabilization of Vaccines and Viruses
               Australia    67405/94   07-13-94                                       [Nebulizing]

               Canada       2,051,092  09-10-91

               *European    91115480.5 09-12-91
               Patent                               047549
                Convention
               *Austria
               *Belgium
               *Denmark
               *France
               *Germany
               *Greece
               *Italy
               *Luxembourg
               *Netherlands
               *Spain
               *Sweden
               *Switzerland
               *United
               Kingdom      91/233340  09-12-91

               Japan
LIFD:037                                            ABANDONED
(CIP of        United                               (CIP is                           Method for Processing Collagen-Based
LIFD:031)      States       835,138    2-12-92       LIFD:038)                        Tissues for Transplantation

                            Page 10 of Schedule 3.13

LIFD:038       United
(CIP of        States       08/004,752  02-02-93     5,336,616       08/09/94          Method for Processing and Preserving
LIFD:037)                                                                              Collagen-Based Tissues for
               Australia    32934/93    02-10-93     668703          09/09/96          Transplantation
                                                                                       [Generic Method]
               Canada
                            93102264.4  2/12/93
               *European                             0564786
               Patent
                Convention

               *Austria
               *Belgium
               *Denmark
               *France
               *Germany
               *Greece
               *Ireland
               *Italy
               *Luxembourg
               *Monaco
               *Netherlands
               *Portugal
               *Spain
               *Sweden
               *Switzerland/
               Liechtenstein
               *United
               Kingdom

               Japan

LIFD:045       United       08/018,357  02-16-93    5,364,756       11-15-94          Method for Cryopreparation & Dry
(FWC of        States                                                                 Stabilization of Vaccines and Viruses
LIFD:031)                                                                             [Nebulizing]

                            Page 11 of Schedule 3.13

LIFD:050       United       08/227,264  04-13-94                                      Method for Processing and Preserving
(Con. of       States                                                                 Collagen-Based Tissue for
LIFD:038)                                                                             Transplantation

LIFD:051       United                               To be prepared                    Method for Processing and Preserving
C-I-P of       States                                                                 Collagen-Based Tissue for
LIFD:050                                                                              Transplantation
LIFD:052       United       08/326,036 10-19-94                                       Prolonged Preservation of Blood
               States                                                                 Platelets (Thrombosol)
               PCT          US95/1332  10/19/95     WO96/13158
                            40
LIFD:054       United       08/291,340 08-17-94                                       Apparatus for Cryopreserving a
DIV of         States                                                                 Suspension of Biological Material
LIFD:045
LIFD:061PZ1    United       60/002,882 08/25/95                                       Reconstituted Skin
               States

LIFD:064       United       08/600343  02/13/96                                       Prolonged Preservation of Blood
CIP of         States                                                                 Platelets (Cytokines)
LIFD:052
LIFD065
CIP of         United                                                                 Prolonged Preservation of Blood
LIFD:052       States       08/600,816 02/13/96                                       Platelets (Taxol)

                            Page 13 of Schedule 3.13

                                  SCHEDULE 3.14

                                    CONTRACTS

The contracts, agreements, commitments, obligations and licenses referred to in Schedules 3.2, 3.12, 3.13, 3.18 and 3.21 are incorporated herein by reference thereto.

Agreement dated September 1, 1996, between the Company and Medidas.

Distribution Agreement dated October 1, 1996, by and between the Company and Boracchia & Associates.

Distribution Agreement dated October 1, 1996, by and between the Company and Cosmetic Surgery Suppliers, Inc.

Distribution Agreement dated June 1, 1996, by and between DENTSPLY International, Inc. and the Company.

Distribution Agreement dated April 1, 1996, by and between the Company and Implant Specialties Ltd., Inc.

Distribution Agreement dated May 1, 1996, by and between the Company and Life Lines Medical, Inc.

Distribution Agreement dated October 1, 1996, by and between the Company and Martell Medical Products, Inc.

Distribution Agreement dated July 1, 1996, by and between the Company and OR Specialties, Inc.

Distribution Agreement dated August 1, 1996, by and between the Company and Quantum Medical.

Distribution Agreement dated February 7, 1996, by and between the Company and Sun Medical Inc.

                             Page 1 of Schedule 3.14

Distribution Agreement dated April 1, 1996, by and between the Company and Tech Medical Services, Inc.

Distribution Agreement dated April 1, 1996, by and between the Company and Vista Medical Systems, Inc.

Agreement dated effective April 4, 1996, between the Company and Medlink Europe B.V.

Employment Agreement and accompanying Confidentiality, Inventions and Discoveries and Non-Competition Agreement dated January 28, 1992, by and between the Company and Paul M.
Frison.

Employment Agreement and accompanying Confidentiality, Inventions and Discoveries and Non-Competition Agreement dated January 28, 1992, by and between the Company and Stephen A. Livesey.

Sub-lease Agreement dated August 1, 1994, by and between the Company and The Western Company of North America (predecessor to B.J. Services).

Small Business Innovative Research Contract dated August 15, 1996, between the Company and National Science Foundation.

Small Business Innovative Research Contract dated April 16, 1996, between the Company and the Department of Defense U.S. Navy.

Amended and Restated Registration Rights Agreement, dated February 26, 1992, by and among the Company and the holders of capital stock of the Company identified therein.

Underwriter's Warrant Agreement, dated March 6, 1992, between the Company and Robert Todd Financial Corporation, as amended by First Amendment to Underwriter's Warrant Agreement, dated January 26, 1993, between the Company and Robert Todd Financial Corporation (the "Underwriter's Warrant Agreement").

Subscription Agreement, dated November 1994, executed by each of the Subscriber's named therein (the "Series A Subscription Agreement").

                             Page 2 of Schedule 3.14

                                    DEFAULTS

The Company has not provided notice to Robert Todd Financial Corporation of certain price and share adjustments under the terms of the Underwriter's Warrant Agreement.

                             Page 3 of Schedule 3.14

                                  SCHEDULE 3.15

                                  INDEBTEDNESS

$100,000.00, plus accrued interest, under the Installment Note.

$250,000.00, plus accrued interest, under the Term Note.

$698,422.15 in trade payables.

$416,000.00 in accrued and unpaid dividends on the Series A Preferred Stock as of November 9, 1996.

$120,793.66 in other payables.

                                  SCHEDULE 3.16

                               COMPLIANCE WITH LAW

None.

                                  SCHEDULE 3.18

                                    INSURANCE


See ANNEX 3.18 attached hereto.

LifeCell Corporation
3606 Research Forest Drive
The Woodlands, Texas 77381

                                   ANNEX 3.18
                             SCHEDULE OF INSURANCE

                               [GRAPHIC OMMITTED]

[GRAPHIC DEPICTING COVERAGE, LIMITS, EXPIRATION, COMPANY, POLICY NO., COMMENTS, AND PREMIUM. THE COVERAGES ARE PRETAINING TO PROPERTY INSURANCE, GENERAL LIABILITY, BUSINESS AUTOMOBILE, DIRECTORS AND OFFICERS, KEYMEN, CARGO, WORKERS' COMPENSATION, BONDED EMPLOYEES AND HEALTH.]

                             Page 2 of Schedule 3.18

                                  SCHEDULE 3.21

                           RELATED PARTY TRANSACTIONS

The Contracts between the Company and any Related Party referred to in Schedules 3.2, 3.13, 3.14 and 3.18 are incorporated herein by reference thereto.

See "Certain Transactions" on page 50 of the Memorandum.

Pursuant to a Letter of Agreement dated September 15, 1996, the Company engaged NRS Communications Inc. ("NRS"), of which Leslie Summers-Schwartz, wife of Randy Schwartz, Vice President Sales and Marketing of the Company, is a principal. NRS is engaged through December 15, 1996 for a fee of $3,800 to complete a one-time public relations project.

                                  SCHEDULE 4.8

                          PRINCIPAL OFFICE OR DOMICILE

Vector Later-Stage Equity Fund, L.P.           Charles and Donna Greenberg
1751 Lake Cook Road, Suite 350                 503 Pinehurst Court
Deerfield, Illinois  60015                     Roslyn, NY  11576

CIBC Wood Gundy Ventures, Inc.                 Michael Gironta
425 Lexington Avenue                           89 Ridgewood Avenue
New York, New York  10017                      Glen Ridge, NJ  07028

The Woodlands Venture Capital Company          Joseph A. Russo
2201 Timberloch Place                          3 Midwood Avenue
The Woodlands, TX 77380                        Verona, NJ  07044

SBSF Biotechnology Fund, L.P.                  John D. Goldberg
c/o Lisa Tuckerman                             2500 East Hallandale Beach Blvd.
Spears Benzak Salomon & Farrell                Suite 500
45 Rockefeller Plaza -- 33rd Floor             Hallandale, FL  33009-4838
New York, NY  10111
                                               Robert Sablowsky
SBSF Biotechnology Partners, L.P.              150 East 69th Street, 16A
c/o Lisa Tuckerman                             New York, NY  10021
Spears Benzak Salomon & Farrell
45 Rockefeller Plaza -- 33rd Floor             William J. Strazzullo
New York, NY  10111                            750 Columbus Avenue, 4C
                                               New York, NY  10025
Jerome Schachter
2926 Leanne Court                              Joseph Battipaglia
Northbrook, IL  60062                          77 Water Street (10th Floor)
                                               New York, NY  10005
Paul B. Ankin and Lois F. Ankin,
  as joint tenants                             Stephen G. Weiss
4233 W. Grove                                  115 Ravin Oaks Lane
Skokie, IL  60076                              Highland Park, IL  60035

David and Mary Jane Harris                     Barry Richter
174 Pacific Street, Apt. 2A                    Tideway
Brooklyn, NY  11201                            Sandspoint, NY  11050

Richard L. Serrano
64 Brighton Avenue
Bloomfield, NJ  07003

Chinook Equities, Inc.                         William J. McCluskey
147 East 48th Street                           25 Wisconsin Street
New York, NY  10017                            Long Beach, NY  11561

Daniel and Elaine Kleinberg
3 Centennial Road
Livingston, NJ  07039

Douglas Kleinberg
200 East 95th Street, Apt. 126
New York, NY  10128
Evan Kleinberg IRA
Gruntal & Co. Custodian
3 Centennial Road
Livingston, NJ  07039

John Latshaw
5049 Wornall #2C
Kansas City, MO  64112

B. Michael Pisani
44 Lake Road
Short Hills, NJ  07078

John Cirrito
29 Rambling Drive
Scotch Plains, NJ  07076

James C. Gale, Trustee F/B/O Ariana J. Gale
315 W. 106th Street, Apt. 4A
New York, NY  10025

James C. Gale and Judith S. Haselton
315 West 106th Street, Apt. 4A
New York, NY  10025

Robert Weinstein
155 West 68th Street, 24C
New York, NY  10023

John S. Bai
30 West 61st, 27A
New York, NY  10023

David F. Saks                                 Bernard B. Salzman IRA,
2 Knollcliff Road                             Gruntal & Co., Inc., Custodian
Woodcliff Lake, NJ  07675                     20 S. Charles Street
                                              Baltimore, MD  21201
P. William Curreri, M.D.
217 Berwyn Drive, W. #222                     Don A. Sanders
Mobile, Alabama  36608                        3100 Texas Commerce Tower
                                              Houston, TX  77002
Christopher C. Kraft, Jr.
Smith Barney Inc. KEO P/S Custodian           Jeffrey Keeler
14919 Village Elm Street                      577 W. 50th Street
Houston, TX  77062                            Miami Beach, FL  33140

Michael H. Richmond                           Harbour Court L.P., II
20 E. Wedgewood Glen                          253 W. 73rd St., Apt. 6D
The Woodlands, TX  77381                      New York, NY  10023
                                              Attention:  Jonathan Greenwald
Stephen Livesey
3606 Research Forest Drive                    Namax Corp.
The Woodlands, TX  77381                      666 Dundee Road, Suite 1801
                                              Northbrook, IL  60062
Michael E. Cahr                               Attention:  Mark Rice, President
1051 Saxony Drive
Highland Park, IL  60035                      Sheldon Drobny
                                              95 Revere Drive, Suite A
Technology Funding Medical Partners I, L.P.   Northbrook, IL  60062
2000 Alameda de las Pulgas
San Mateo, CA  94403                          Perry H. Bacon
                                              5300 Mission Woods Road
Ronald Koenig                                 Shawnee Mission, KS  66205
114 No. Village Way
Jupiter, Florida  33458                       James J. Pelts
                                              29 East Madison Street, Suite 1505
Robert M. Adams                               Chicago, IL  60602
P.O. Box 998
Plandome, NY  11030                           The Marcus L. Koblitz Trust
                                              Michael J. Koblitz, Trustee
Edward A. Kerbs                               12 Downey Drive
8 South Cherry Lane                           Tenafly, NJ  07670
Rumson, NJ  07760
                                              The Lauren J. Koblitz Trust,
                                              Michael J. Koblitz, Trustee
                                              12 Downey Drive
                                              Tenafly, NJ  07670

Pharmaceutical & Medical Technology Fund
300 Park Avenue
New York, NY  10022

Strategic Healthcare Fund
300 Park Avenue
New York, NY  10022

Michael J. Koblitz
12 Downey Drive
Tenafly, NJ  07670

                                  SCHEDULE 6.1

                                 USE OF PROCEEDS

See "Use of Proceeds" on page 12 of the Memorandum.

                                                                      EXHIBIT A

     This Warrant was originally issued on November 18, 1996, and such issuance was not registered under the Securities Act of 1933, as amended. The transfer of this Warrant and the securities obtainable upon exercise thereof is subject to the conditions on transfer specified in the Securities Purchase Agreement, dated as of November 18, 1996 (as amended and modified from time to time), between the issuer hereof (the "COMPANY") and the initial holder hereof, and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such conditions shall be furnished by the Company to the holder hereof without charge.

                              LIFECELL CORPORATION

                             STOCK PURCHASE WARRANT

Date of Issuance:  November 18, 1996                     Certificate No. BW-___

            FOR VALUE RECEIVED, LIFECELL Corporation, a Delaware corporation (the "COMPANY"), hereby grants to _________________________________________ or its registered assigns (the "REGISTERED HOLDER") the right to purchase from the Company __________ shares of the Company's Common Stock, par value $.001 per share ("COMMON STOCK"), at a price per share of $4.13 (as adjusted from time to time hereunder, the "EXERCISE PRICE"). This Warrant is one of several warrants (collectively, the "WARRANTS") issued by the Company to certain investors pursuant to the Securities Purchase Agreement, dated as of November 18, 1996 (the "PURCHASE AGREEMENT"). Certain capitalized terms used herein are defined in
Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

            This Warrant is subject to the following provisions:

            Section 1.  EXERCISE OF WARRANT.

            1A. EXERCISE PERIOD. Subject to the provisions of Paragraph 1B, the Registered Holder may exercise, in whole or in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including the fifth anniversary thereof (the "EXERCISE PERIOD"). The Company shall give the Registered Holder written notice of the expiration of the rights hereunder at least 30 days but not more than 90 days prior to the end of the Exercise Period. In the event the Company fails to give the Registered

Holder such notice, the Exercise Period shall continue until and terminate on the thirtieth calendar day following the day the Company gives such notice.

            1B. MANDATORY EXERCISE. Notwithstanding the provisions of Paragraph 1A, during the period commencing with the second anniversary of the Date of Issuance through the Exercise Period (the "MANDATORY EXERCISE PERIOD"), upon written notice from the Company evidencing that the Current Market Price equals or exceeds an amount equal to three times the then Exercise Price (the "MANDATORY EXERCISE NOTICE"), the Registered Holder shall exercise all (but not as to any fractional share of Common Stock) of the purchase rights represented by this Warrant; provided that, notwithstanding the foregoing, the Registered Holder shall have no obligation pursuant to this Paragraph 1B to exercise any portion of the purchase rights represented by this Warrant on any date if on such date or at any time during the 30 consecutive trading day period ending immediately prior to such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not traded over the counter and reported by Nasdaq or any comparable system. for purposes of this paragraph, "CURRENT MARKET PRICE" means, at any date during the Mandatory Exercise Period, the average of the daily closing price per share of Common Stock for the 30 consecutive trading day period during the Mandatory Exercise Period ending on the trading day immediately before such date ( as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30 trading day period). The closing price for each day shall be the last reported sale price on the principal national securities exchange on which Common Stock is listed or admitted to trading or if not listed or admitted to trading on any national securities exchange, as reported by Nasdaq, if such security is traded over the counter and quoted in the Nasdaq National Market or Nasdaq Small Cap Market, or if such equity security is so traded, but not so quoted, the closing bid price of Common Stock as reported by Nasdaq or any comparable system. The Registered Holder shall be required to exercise pursuant to Paragraph 1C all of the then unexercised purchase rights represented by this Warrant no earlier than the 30th day following the Registered Holder's receipt of the Mandatory Exercise Notice.

            1C.  EXERCISE PROCEDURE.

                  (i) This Warrant shall be deemed to have been exercised at such time when the Company has received all of the following items (the "EXERCISE TIME"):

                        (a) a completed Exercise Agreement, as described in
            Paragraph 1D, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "PURCHASER");

                        (b)   this Warrant;

                        (c) if this Warrant is not registered in the name of the
            Purchaser, an Assignment or Assignments in the form set forth in
            EXHIBIT I hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 7 hereof; and

                        (d) either (1) a check payable to the Company in an
            amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "AGGREGATE EXERCISE PRICE"), (2) the surrender to the Company of debt or equity securities of the Company or any of its wholly-owned Subsidiaries having a Market Price equal to the Aggregate Exercise Price of the shares of Common Stock being purchased upon such exercise (provided that for purposes of this subparagraph 1C(i)(d), the Market Price of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (3) a written notice to the Company that the Purchaser is exercising this Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of this Warrant which when multiplied by the Market Price of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

                  (ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser as soon as practicable but in any event within ten business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such ten-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

                  (iii) The shares of Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become record holder of such shares of Common Stock at the Exercise Time.

                  (iv) The issuance of certificates for shares of Common Stock issued upon exercise of this Warrant shall be made without charge to the Registered Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

                  (v) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the part value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

                  (vi) The Company shall assist and cooperate with the Registered Holder or the Purchaser, as the case may be, in connection with any governmental filings or any governmental approvals required to be made or obtained by the Registered Holder or the Purchaser, as the case may be, prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

                  (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, such exercise may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

                  (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic or foreign securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance) including without limitation, the Nasdaq National Market or the Nasdaq Small Cap Market (as the case may be). The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

            1D. EXERCISE AGREEMENT. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in EXHIBIT II hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

            1E. FRACTIONAL SHARES. If a fractional share of Common Stock would, but for the provisions of Paragraph 1A and Paragraph 1B, as the case may be, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within ten business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

            Section 2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this
Section 2, and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

            2A. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES UPON ISSUANCE OF COMMON STOCK.

                  (i) If and whenever on or after the Date of Issuance of this Warrant the Company issues or sells, or in accordance with paragraph 2B is deemed to have issued or sold, any shares of Common Stock (other than the Excluded Stock) for a consideration per share less than the Exercise Price in effect immediately prior to such time, then immediately upon such issue or sale the Exercise Price shall be reduced to the Exercise Price determined by dividing

                        (A) the sum of (y) the product derived by multiplying the Exercise Price in effect immediately prior to such issue or sale and the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale plus (z) the consideration, if any, received by the Company upon such issue or sale, by

                        (B) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

                  (ii) Upon each such adjustment of the Exercise Price hereunder, the number of shares of Warrant Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Warrant Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (iii) For purposes of this Section 2, "EXCLUDED STOCK" means
(1) Common Stock issued or reserved for issuance by the Company as a dividend on Preferred Stock or upon any subdivision or split-up of the outstanding shares of any shares of capital stock of the Company or any recapitalization thereof, or upon conversion of any shares of Preferred Stock, (2) Common Stock issuable pursuant to any portion or warrants or other rights that are outstanding on the date of Issuance identified on SCHEDULE 3-2 - CAPITAL STOCK to the Purchase Agreement, (3) Common Stock of the Company issued or issuable in connection with a Board-approved acquisition of a business by the Company as a result of which the Company owns in excess of 50% of the voting power of such business, (4) Common Stock issued or issuable to employees, officers, consultants, directors or vendors of the Company or pursuant to any Board-approved employee, officer, consultant or director benefit plan, including without limitation any Board-approved stock option plan, and (5) Common Stock issued or issuable to (x) banks, savings and loan associations, equipment lessors or similar lending institutions in connection with such entities providing Board-approved credit facilities or equipment financings to the company or (y) any party to any technology transfer agreement, distribution agreement, marketing agreement or any other agreement similar thereto, with the Company, as approved by the Board.

            2B. EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Exercise Price under Paragraph 2A, the following shall be applicable:

                  (i) ISSUANCE OF RIGHTS OR OPTIONS. If the company in any manner grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Exercise Price in effect immediately prior to the time of the granting the sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options, shall be deemed to be outstanding and to have ben issued and sold by the Company at such time for such price per share. For purposes of this paragraph, the "PRICE PER SHARE FOR WHICH COMMON STOCK IS ISSUABLE UPON EXERCISE OF SUCH OPTIONS OR UPON CONVERSION OR EXCHANGE OF SUCH CONVERTIBLE SECURITIES" is determined by dividing (A) the result of (i) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Options, plus (ii) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Option, plus (iii) in the case of such Options which are exercisable into Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversation or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (ii) ISSUANCE OF CONVERTIBLE SECURITIES. If the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this paragraph, the "PRICE PER SHARE FOR WHICH COMMON STOCK IS ISSUABLE UPON CONVERSION OR EXCHANGE THEREOF" is determined by dividing (A) the result of (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (ii) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversation or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this Paragraph 2B, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

                  (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be adjusted immediately to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Warrant Stock shall be correspondingly adjusted; provided that if such adjustment would result in an increase of the Exercise Price then in effect, such adjustment shall not be effective until 30 days after written notice thereof has been given by the Company to all holders of the Warrants. For purposes of this Paragraph 2B, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversation or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the Exercise Price hereunder to be increased.

                  (iv) TREATMENT OF EXPIRED OPTIONS AND UNEXERCISED CONVERTIBLE SECURITIES. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect and the number of shares of Warrant Stock acquirable hereunder shall be adjusted immediately to the Exercise Price and the number of shares which would have ben in effect at the time of such expiration or termination had such Option or Convertible Securities to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that if such expiration or termination would result in an increase in the Exercise Price then in effect, such increase shall no be effective until 30 days after written notice thereof has been given to all holders of the Warrants. For purposes of this Paragraph 2B, the expiration or termination of any Option or Convertible Security which was d as of the date of issuance f this Warrant shall not cause the Exercise Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed t have been issued after the date of issuance of this Warrant.

                  (v) CALCULATION OF CONSIDERATION RECEIVED. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the gross amount (net of any underwriter, placement agent or broker discounts and commissions) received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities shall be determined jointly by the Company and the Registered Holders of the Warrants representing a majority of the shares of the Warrant Stock obtainable upon exercise of such Warrants. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of the Warrants representing a majority of the shares of Warrant Stock obtainable upon exercise of such Warrants.

The determination of such appraiser shall be final and binding on the Company and the Registered Holders of such Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

                  (vi) INTEGRATED TRANSACTIONS. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued without consideration.

                  (vii) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                  (viii)RECORD DATE. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities of (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

            2C. SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

            2D. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, which in each case is effective in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "ORGANIC CHANGE". Prior to the consummation of any Organic Change, the Company shall make appropriate provision

(in form and substance satisfactory to the Registered Holders of the Warrants representing a majority of the shares of Warrant Stock obtainable upon exercise of all Warrants then outstanding) to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Warrant Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Warrant Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders of the Warrants representing a majority of the shares of Warrant Stock obtainable upon exercise of all of the Warrants then outstanding) with respect to such Registered Holders' rights and interests to insure that the provisions of this Section 2 and Sections 3 and 4 hereof shall thereafter be applicable to the Warrants (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company and in which the value for the Common Stock reflected by the terms of such consolidation, merger or sale is less than the Base Price in effect immediately prior to such consolidation, merger or sale, an immediate adjustment of the Exercise Price to the product of such Exercise Price immediately prior to such consolidation, merger or sale multiplied by the ratio of such value of the Common Stock divided by the Base Price in effect immediately prior to such consolidation, merger or sale and a corresponding immediate adjustment in the number of shares of Warrant Stock acquirable and receivable upon exercise of the Warrants). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Registered Holders of the Warrants representing a majority of the Warrant Stock obtainable upon exercise of all of the Warrants then outstanding), the obligation to deliver to each such Registered Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Registered Holder may be entitled to acquire.

            2E. CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of Section 2A but not expressly provided for by such provisions, then the Exercise Price and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be adjusted by the Corporation's Board of Directors in good faith so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Warrant Stock obtainable as otherwise determined pursuant to this Section 2.

            2F.   NOTICES.

                  (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon shares of Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                  (iii) The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

            Section 3. LIQUIDATING DIVIDENDS. If the Company declares or pays a dividend upon shares of Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "LIQUIDATING DIVIDEND"), then the Company shall pay to the Registered Holder at the time of payment thereof the Liquidating Dividend which would have been paid to the Registered Holder on the Warrant Stock had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

            Section 4. PURCHASE RIGHTS. If at any time the Company grants, issues or sells any Options, Convertible Securities or warrants, securities or other like property pro rate to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the Registered Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Registered Holder could have acquired if such Registered Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

            Section 5. DEFINITIONS. The following terms have meanings set forth below:

            "BOARD" means the Company's Board of Directors.


            "COMMON STOCK" means the Company's Common Stock, $0.001 par value, and except for purposes of the shares obtainable upon exercise of this Warrant, any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

            "COMMON STOCK DEEMED OUTSTANDING" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to paragraphs 2B(i) and 2B(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable or convertible at such time.

            "CONVERTIBLE SECURITIES" means any stock or securities (directly or indirectly) convertible into or exchangeable for Common Stock.

            "MARKET PRICE" means as to any security the average of the closing prices of such security's sales on all domestic or foreign securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq National Market or Nasdaq Small Cap Market, as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the Nasdaq National Market or the Nasdaq Small Cap Market (as applicable), the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 30 days consisting of the day as of which "MARKET PRICE" is being determined and the 29 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "BUSINESS DAYS" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the Nasdaq National Market System or the Nasdaq Small Cap Market or the domestic over-the-counter market, the "MARKET PRICE" shall be the fair value thereof determined jointly by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding, provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of the Warrants representing a majority of the shares of Common Stock purchasable upon exercise of all the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

            "OPTION" means any rights to subscribe for or purchase Common Stock or Convertible Securities.

            "PERSON" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

            "WARRANT STOCK" means Common Stock; provided that if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the type or class of securities so issuable, then the term "WARRANT STOCK" shall mean one share of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

            Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement.

            Section 6. NO VOTING RIGHTS; LIMITATIONS OF LIABILITY. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

            Section 7. WARRANT TRANSFERABLE. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of EXHIBIT I hereto) at the principal office of the Company.

            Section 8. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "DATE OF ISSUANCE" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "WARRANTS."

            Section 9. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or in the case of any such mutilation upon surrender of such certificate of like kind representing the same rights represented by such loss, stolen, destroyed or mutilated certificate and dated the date of such loss, stolen, destroyed or mutilated certificate.

    Section 10. NOTICES. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall b deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

            Section 11. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of all of the Warrants then outstanding; provided that no such action may change the Exercise Price of the Warrants or the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of Warrants representing at least 80% of the shares of Common Stock obtainable upon exercise of the Warrants then outstanding.

            Section 12. DESCRIPTIVE HEADINGS; GOVERNING LAW. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of Delaware shall govern all issues concerning the rights of the Company and all rights of the Company's stockholders relative to the Company. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

                                   * * * * * *

            IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and to be dated the Date of Issuance.

                                  LIFECELL CORPORATION

                                  By
                                        Paul M. Frison
                                        President and Chief Executive Officer

                                                                       EXHIBIT I

                                   ASSIGNMENT

            FOR VALUE RECEIVED,________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. BW-______) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

NAMES OF ASSIGNEE             ADDRESS                       NO. OF SHARES

                                    Signature

                                    Witness

                                                                       EXHIBIT B

                              LIFECELL CORPORATION

                           CERTIFICATE OF DESIGNATION
                           OF SERIES B PREFERRED STOCK

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

            LifeCell Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

            FIRST: That the Board of Directors of the Corporation, pursuant to a unanimous consent of the Board of Directors dated as of November 6, 1996, duly adopted the following resolution:

            RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of the Restated Certificate of Incorporation of the Corporation, out of the authorized but unissued shares of Preferred Stock of the Corporation this Board of Directors hereby creates a series of the Preferred Stock, par value $.001 per share (the "Preferred Stock"), of the Corporation, and this Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Restated Certificate of Incorporation of the Corporation which are applicable to Preferred Stock of all series) as follows:

            1. DESIGNATION. The designation of the series shall be "Series B Preferred Stock" (the "Series B Preferred Stock").

            2. NUMBER. The number of shares constituting the Series B Preferred Stock shall be 182,205.

            3.   VOTING RIGHTS.

                  (a) GENERAL. Each share of Series B Preferred Stock shall entitle the holder thereof to one vote for each share of Common Stock, $.001 par value per share, of the Corporation (the "Common Stock"), into which such share of Series B Preferred Stock is convertible on the record date for such vote on all matters submitted to a vote of the stockholders of the Corporation.

                  (b) DIRECTORS. At any meeting of the stockholders of the Corporation held for the election of directors, the holders of Series B Preferred Stock, voting separately as a series, shall be entitled to elect three members of the Board of Directors of the Corporation.

                  (c) OTHER. Without the vote or consent of the holders of at least a majority of the shares of Series B Preferred Stock then outstanding, the Corporation may not authorize or create any class or series of capital stock ranking prior to or on a parity with the Series B Preferred Stock either as to redemption or liquidation.

            4.   LIQUIDATION.

                  (a) PREFERENCE. The Series B Preferred Stock shall rank on a parity with the Series A Preferred Stock, $.001 par value per share, of the Corporation (the "Series A Preferred Stock"), with respect to liquidation. All capital stock of the Corporation other than the Series A Preferred Stock and the Series B Preferred Stock is referred to herein as the "Junior Securities". In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, each holder of record of the issued and outstanding shares of Series B Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to the holders of shares of Series B Preferred Stock, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Junior Securities, an amount in cash equal to the aggregate Liquidation Value (as defined below) of all shares of Series B Preferred Stock then held by such holder, plus an amount equal to all dividends accrued and unpaid on such shares (whether or not declared) up to the date fixed for distribution. If, upon such liquidation, dissolution or winding up of the affairs of the Corporation, the assets of the Corporation distributable among the holders of Series B Preferred Stock, the Series A Preferred Stock and any other series of Preferred Stock ranking on a parity therewith in respect thereto or any class or series of capital stock of the Corporation ranking on a parity therewith in respect thereto shall be insufficient to permit the payment in full to all such holders of shares of the preferential amounts payable to them, then the entire assets of the Corporation available for distribution to such holders of such shares shall be distributed ratably among such holders in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. Not less than 30 days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of the Series B Preferred Stock, setting forth in reasonable detail the amount of proceeds to be paid with respect to each share of Series B Preferred Stock and each share of Common Stock in connection with such liquidation, dissolution or winding up.

                  (b) After payment of the full amount to which they are entitled upon liquidation pursuant to Section 4(a), the holders of shares of Series B Preferred Stock shall be entitled to participate ratably in any distribution of any remaining assets of the Corporation legally available for distribution to the holders of Common Stock with the holders of record of the then issued and outstanding shares of Common Stock, as a single class, on the basis of the number of shares held by each such holder of Series B Preferred Stock (for the purposes of this Section 4(b), treating such shares of Series B Preferred Stock as if converted into shares of Common Stock pursuant to the provisions of this Certificate).

                  (c) LIQUIDATION VALUE; ADJUSTMENTS. "The Liquidation Value" of any particular share of Series B Preferred Stock as of any particular date shall equal $100.00. The Liquidation Value shall be equitably adjusted by the Corporation to reflect any stock dividend, stock distribution, stock split or reverse stock split, combination of shares, subdivision of shares or reclassification of shares with respect to the Series B Preferred Stock.

            5. CONVERSION RIGHTS. The Series B Preferred Stock shall be convertible as follows:

                  (a) OPTIONAL CONVERSION. Subject to and upon compliance with the provisions of this Section 5, the holder of any shares of Series B Preferred Stock shall have the right at such holder's option, at any time or from time to time, and without the payment of any additional consideration therefor, to convert any of such shares of Series B Preferred Stock into fully paid and nonassessable shares of Common Stock at the Conversion Price (as defined in Section 5(c) below) in effect on any Conversion Date (as defined in Section 5(d) below) upon the terms hereinafter set forth.

                  (b) AUTOMATIC CONVERSION. Each outstanding share of Series B Preferred Stock shall automatically be converted, without any further act of the Corporation or its stockholders, at the Conversion Price then in effect, into fully paid and nonassessable shares of Common Stock on the earlier to occur of the following:

                        (i) the date of the closing of an underwritten public
            offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the offering and sale of Common Stock, or of any equity security that as a part of a unit includes Common Stock, for the account of the Corporation, in which the aggregate gross proceeds received by the Corporation, net of any underwriter discounts or commissions, equals or exceeds $20,000,000, and in which the public offering price per share of Common Stock equals or exceeds $9.30 (as equitably adjusted to reflect any stock dividend, stock distribution, stock split or reverse stock split, combination of shares, subdivision of shares or reclassification of shares); and

                        (ii) the date first occurring after the closing of an
            underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offering and sale of Common Stock, or of any equity security that as a part of a unit includes Common Stock, for the account of the Corporation, in which the aggregate gross proceeds received by the Corporation, net of any underwriter discounts or commissions, equals or exceeds $20,000,000, on which the Current Market Price (as defined in the first sentence of Section 5(j) below) of the Common Stock equals or exceeds $9.30 (as equitably adjusted to reflect any stock dividend, stock distribution, stock split or reverse stock split, combination of shares, subdivision of shares or reclassification of shares).

                  (c) NUMBER OF CONVERSION SHARES. Each share of Series B Preferred Stock shall be convertible pursuant to Sections 5(a) and 5(b) into a number of shares of Common Stock determined by dividing (i) the Liquidation Value (as it may be adjusted pursuant to Section 4(c) hereof) by (ii) the Conversion Price in effect on any Conversion Date. For the purposes of this
Section 5, the term "Conversion Price" shall initially mean $3.10. In order to prevent dilution of the conversion rights granted under this Section 5, the Conversion Price shall be subject to adjustment from time to time pursuant to
Section 5(f).

                  (d) CONVERSION PROCEDURES. The holder of any shares of Series B Preferred Stock may exercise the conversion right specified in Section 5(a) by surrendering to the Corporation or any transfer agent of the Corporation the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted. Upon the occurrence of automatic conversion pursuant to Section 5(b), the outstanding shares of Series B Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided that the Corporation shall not be obligated to issue to any holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of Series B Preferred Stock are delivered either to the Corporation or any transfer agent of the Corporation. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and of certificates for shares being converted is made or on a date specified in Section 5(b), as the case may be, and such date is referred to herein as the "Conversion Date". Subject to the provisions of Section 5(f)(iv), as promptly as practicable thereafter (and after surrender of the certificate or certificates representing shares of Series B Preferred Stock to the Corporation or any transfer agent of the Corporation in the case of conversion pursuant to Section 5(b)) the Corporation shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided in Section 5(e). Subject to the provisions of
Section 5(f)(iv), the person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series B Preferred Stock surrendered for conversion (in the case of conversion pursuant to Section 5(a)), the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series B Preferred Stock representing the unconverted portion of the certificate so surrendered.

                  (e) FRACTIONAL SHARES. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at any one time by the same holder or shall be held by the same holder at the time of any automatic conversion, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares so surrendered or held, as the case may be. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the Corporation shall pay out of funds legally available therefor a cash adjustment in respect of such fractional interest, rounded to the nearest one hundredth (1/100th) of a share, in an amount equal to that fractional interest of the then Current Market Price (as defined in Section 5(j) below), rounded to the nearest cent ($.01).

                  (f) CONVERSION PRICE ADJUSTMENTS. The Conversion Price shall be subject to adjustment from time to time as follows:

                        (i) If and whenever on or after the date of the original
            issuance of the Series B Preferred Stock, the Corporation issues or sells, or in accordance with Section 5(g) is deemed to have issued or sold, any shares of its Common Stock (other than Excluded Stock) for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, or deemed issue or sale then immediately upon such issue or sale or deemed issue or sale the Conversion Price shall be reduced to the Conversion Price determined by dividing (A) the sum of (1) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale or deemed issue or sale by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale or deemed issue or sale, plus (2) the consideration, if any, received by the Corporation upon such issue or sale or deemed issue or sale, by (B) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale or deemed issue or sale.

                        (ii) For purposes of this Section 5, "Excluded Stock"
            means (A) Common Stock issued or reserved for issuance by the Company as a dividend on Preferred Stock or upon any subdivision or split-up of the outstanding shares of any shares of capital stock of the Company or any recapitalization thereof, or upon conversion of any shares of Preferred Stock, (B) Common Stock issuable pursuant to any options, warrants or other rights that are outstanding on the effective date of this Certificate, (C) Common Stock issued or issuable in connection with a Board-approved acquisition of a business by the Company as a result of which the Company owns in excess of 50% of the voting power of such business, (D) Common Stock issued or issuable to employees, officers, consultants, directors or vendors of the Company or pursuant to any Board-approved employee, officer, consultant or director benefit plan, including without limitation any stock option plan, and (E) Common Stock issued or issuable to (1) banks, savings and loan associations, equipment lessors or similar lending institutions in connection with such entities providing Board-approved credit facilities or equipment financings to the Company or (2) any party to any technology transfer agreement, distribution agreement, marketing agreement or any other agreement similar thereto, with the Company, as approved by the Board. For purposes of this Section 5, "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 5(g)(i) and 5(g)(ii) hereof regardless of whether Options (as defined below) or Convertible Securities (as defined below) are actually exercised or converted at such time.

                        (iii) All calculations under this Section 5(f) shall be
            made to the nearest cent ($.01) or to the nearest one hundredth (1/100th) of a share, as the case may be. Any provision of this
            Section 5 to the contrary notwithstanding, no adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than 1% of the then current Conversion Price until the end of the calendar year after such adjustment would otherwise have been required; but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate 1% of the then current Conversion Price or more, provided that if the events giving rise to such adjustments occur within three months of each other, then such adjustments shall be calculated as if these events giving rise to them had occurred simultaneously on the date of the first such event.

                        (iv) In any case in which the provisions of this Section
            5(f) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event

            (A) issuing to the holder of any share of Series B Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of a fractional share of Common Stock pursuant to Section 5(e); provided that the Corporation upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

                  (g) EFFECT ON CONVERSION PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Conversion Price under Section 5(f), the following shall be applicable:

                        (i) ISSUANCE OF RIGHTS OR OPTIONS. If the Corporation in
            any manner grants or sells any rights to subscribe for or purchase Common Stock or Convertible Securities ("Options") and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any stock or securities (directly or indirectly) convertible into or exchangeable for Common Stock ("Convertible Securities") issuable upon exercise of such Options, is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                        (ii) ISSUANCE OF CONVERTIBLE SECURITIES. If the
            Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5(g), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                        (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE. If the
            purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be immediately adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; provided that if such adjustment would result in an increase of the Conversion Price then in effect, such adjustment shall not be effective until 30 days after written notice thereof has been given by the Corporation to all holders of the Series B Preferred Stock. For purposes of this Section 5(g), if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of the Series B Preferred Stock are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change.

                        (iv) TREATMENT OF EXPIRED OPTIONS AND UNEXERCISED
            CONVERTIBLE

            SECURITIES. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect hereunder shall be adjusted immediately to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that if such expiration or termination would result in an increase in the Conversion Price in effect, such increase shall not be effective until 30 days after written notice thereof has been given to all holders of the Series B Preferred Stock. For purposes of this Section 5(g), the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of the Series B Preferred Stock shall not cause the Conversion Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of the Series B Preferred Stock.

                        (v) CALCULATION OF CONSIDERATION RECEIVED. If any Common
            Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the gross amount received by the Corporation therefor (net of any underwriter, placement agent or broker discounts and commissions). If any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Current Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of a majority of the outstanding Series B Preferred Stock. If such parties are unable to reach an agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of a majority of the outstanding Series B Preferred Stock. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

                        (vi) INTEGRATED TRANSACTIONS. In case any Option is
            issued in
            connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of $.01.

                        (vii) TREASURY SHARES. For the purpose of this Section
            5, the number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                        (viii)RECORD DATE. If the Corporation takes a record of
            the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (h) SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  (i) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding) to insure that each of the holders of Series B Preferred Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its

Series B Preferred Stock immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding) to insure that the provisions of this Section 5 and Sections 4, 6 and 7 hereof shall thereafter be applicable to the Series B Preferred Stock (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of Series B Preferred Stock, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  (j) CURRENT MARKET PRICE. The "Current Market Price" means as to any security the average of the closing prices of such security's sales on all domestic or foreign securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any such day security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ National Market or NASDAQ SmallCap Market, as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ National Market or the NASDAQ SmallCap Market (as applicable), the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 30 days consisting of the day as of which "Current Market Price" is being determined and the 29 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ National Market or the NASDAQ SmallCap Market or the domestic over-the-counter market, the "Current Market Price" shall be the fair value thereof determined jointly by the Corporation and the holders of shares of Series B Preferred Stock representing a majority of the shares of Series B Preferred Stock then outstanding; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Corporation and the holders of shares of Series B Preferred Stock representing a majority of the shares of shares of Series B Preferred Stock then outstanding. The determination of such appraiser shall be final and binding on the Corporation and the holders of the shares of Series B Preferred Stock and the fees and expenses of such appraiser shall be paid by the Corporation.

                  (k) STATEMENT REGARDING ADJUSTMENTS. Whenever the Conversion Price shall be adjusted as provided in this Section 5, the Corporation shall forthwith file, at the office of any transfer agent for the Series B Preferred Stock and at the principal office of the Corporation, a statement showing in detail the method of calculation of such adjustment, the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Series B Preferred Stock at its address appearing on the Corporation's records. Each such statement shall be signed by the Corporation's chief financial officer. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 5(l).

                  (l) NOTICE TO HOLDERS. In the event the Corporation shall propose to take any action of the type described in this Section 5, the Corporation shall give notice to each holder of shares of Series B Preferred Stock in the manner set forth in Section 5(k), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion of shares of Series B Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten calendar days prior to the date so fixed, and in the case of all other action, such notice shall be given at least 15 calendar days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

                  (m) COSTS. The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series B Preferred Stock; provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series B Preferred Stock in respect of which such shares are being issued.

                  (n) DIVIDENDS UPON CONVERSION. In connection with any conversion of shares of Series B Preferred Stock, the Corporation shall pay accrued and unpaid dividends thereon in accordance with the provisions of
Section 7(d).

                  (o) CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of Section 5(f)(i) but not expressly provided for by such provisions, then the Conversion Price shall be adjusted by the Corporation's Board of Directors in good faith so as to protect the rights of the holders of Series B Preferred Stock; provided that no such adjustment shall increase the Conversion Price as otherwise determined pursuant to this Section 5 or decrease the number of shares of Common Stock issuable upon conversion of each share of Series B Preferred Stock.

            6.    PURCHASE RIGHTS.

                  If at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then each holder of Series B Preferred Stock shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's Series B Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

            7.    DIVIDENDS.

                  (a)   GENERAL.

                        (i) The Series B Preferred Stock shall rank on parity with the Series A Preferred Stock with respect to dividends. During the period commencing on the date on which the first share of Series B Preferred Stock is issued and terminating on the fifth anniversary of such date, the holders of the Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, cumulative dividends per share of Series B Preferred Stock at the rate per annum equal to the greater of (A), if any shares of Series A Preferred Stock are then outstanding, the per annum rate of dividends per share of Series A Preferred Stock then payable thereon, (B) $6.00 (as shall be equitably adjusted to reflect any stock dividend, stock distribution, stock split or reverse stock split, combination of shares, subdivision of shares or reclassification of shares with respect to the Series A Preferred Stock or Series B Preferred Stock, as the case may be) and (C) the per annum rate of dividends per share paid by the Corporation on the Common Stock.

                        (ii) Dividends on the Series B Preferred Stock will accrue on each March 31, June 30, September 30 and December 31, occurring after the date of original issuance (each such date being referred to herein as an "Accrual Date" and the three-month period or portion thereof, as the case may be, ending on an Accrual Date being referred to herein as an "Accrual Period"), whether or not such dividends have been declared, and whether or not there are funds of the Corporation legally available for the payment of dividends, and will cease accruing on September 30, 2001. Dividends will be paid (when and as declared by the Board of Directors of the Corporation) quarterly, in arrears, on each February 15, May 15, August 15 and November 15, occurring in 1997, 1998, 1999, 2000 and 2001. Each such dividend shall be paid to the holders of record of shares of the Series B Preferred Stock as they appear on the stock register of the Corporation on such record date not exceeding 45 nor less than ten calendar days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 nor less than ten calendar days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. Holders of shares of Series B Preferred Stock at the close of business on a dividend payment record date will be entitled to receive the dividend payable with respect to such shares on the corresponding dividend payment date notwithstanding the conversion thereof or the Corporation's default on payment of the dividend due on such dividend payment date. For shares of Series B Preferred Stock surrendered for conversion during the period from the close of business on any dividend payment record date to the opening of business on the corresponding dividend payment date, the Corporation shall pay the dividend to the holder of such shares on the dividend payment record date. Except as so provided above and in Section 7(d) below, no payment or adjustment will be made on account of accrued or unpaid dividends upon conversion of shares of Series B Preferred Stock.

                        (iii) The Corporation shall pay the dividends on the Series B Preferred Stock described in Section 7(a)(i), at the Corporation's option and in its sole discretion, out of funds legally available therefor (A) in cash, (B) in shares of Series B Preferred Stock having an aggregate Liquidation Value (as shall be equitably adjusted to reflect any stock dividend, stock distribution, stock split or reverse stock split, combination of shares, subdivision of shares or reclassification of shares with respect to the Series B Preferred Stock) at the time of such payment equal to the amount of the dividend to be paid, or (C) in any combination of cash and shares of Series B Preferred Stock that the Corporation may determine in its sole discretion, with the number of shares of Series B Preferred Stock to be distributed in connection therewith to be calculated on the basis set forth in Section 7(a)(iii)(B).

                        (iv) No fractional shares of Series B Preferred Stock or scrip shall be issued upon payment of any dividends in shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be held by the same holder at the time of any dividend payment date, the number of full shares of Series B Preferred Stock issuable upon payment of such dividends shall be computed on the basis of the aggregate dividend amount that the Corporation has determined to pay in Series B

Preferred Stock shares. Instead of any fractional shares of Series B Preferred Stock which would otherwise be issuable upon payment of such dividends, the Corporation shall pay out of funds legally available therefor a cash adjustment in respect of such fractional interest, rounded to the nearest one hundredth (1/100th) of a share, in an amount equal to that fractional interest of the Liquidation Value (as shall be equitably adjusted to reflect any stock dividend, stock distribution, stock split or reverse stock split, combination of shares, subdivision of shares or reclassification of shares with respect to the Series B Preferred Stock), rounded to the nearest cent ($.01).

                  (b) ALLOCATION OF DIVIDENDS. Dividends on the Series B Preferred Stock, if paid, or if declared and set apart for payment, must be paid or declared and set apart for payment on all outstanding shares of Series B Preferred Stock contemporaneously. In the event dividends on the Series B Preferred Stock and any other series of Preferred Stock ranking on a parity therewith in respect thereto or any other class or series of capital stock of the Corporation ranking on a parity therewith in respect thereto are declared and paid in an amount less than all accumulated and current dividends on all of such shares, the total amount declared and paid shall be allocated among all of such shares so that the per share dividend to be declared and paid on each share is the same percentage of the sum of the accumulated dividends for each such share. In the event dividends are declared and paid on the Series B Preferred Stock in a combination of cash and shares of Series B Preferred Stock, the percentage of the dividend paid in cash and the percentage of the dividend paid in stock must be the same for each share of Series B Preferred Stock.

                  (c)   DIVIDENDS ON CONVERSION.

                        (i) Immediately prior to the conversion of any shares of Series B Preferred Stock into Common Stock, all accrued and unpaid dividends payable pursuant to Section 7 (whether or not declared) on such shares so converted (prorated until the date of conversion in respect of the Accrual Period in which such date occurs) shall be payable, at the Corporation's option and in its sole discretion, out of funds legally available therefor (A) in cash,
(B) in shares of Series B Preferred Stock, such that the number of shares of Series B Preferred Stock to be distributed with respect to the portion of the dividend attributable to each Accrual Period shall have an aggregate Liquidation Value (as shall be equitably adjusted to reflect any stock dividend, stock distribution, stock split or reverse stock split, combination of shares, subdivision of shares or reclassification of shares with respect to the Series B Preferred Stock) at the time of such payment equal to the amount of the dividend to be paid, or (C) in any combination of cash and shares of Series B Preferred Stock that the Corporation may determine in its sole discretion, with the number of shares of Common Stock to be distributed in connection therewith to be calculated on the basis set forth in Section 7(c)(i)(B).

                        (ii) No fractional shares of Series B Preferred Stock or scrip shall be issued upon payment of any dividends in shares of Series B Preferred Stock upon conversion of any shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at any one time by the same holder, or shall be held by the same holder at the time of any automatic conversion, the number of full shares of Series B Preferred Stock issuable upon payment of such dividends shall be computed on the basis of the aggregate dividend amount that the Corporation has determined to pay in Series B Preferred Stock shares. Instead of any fractional shares of Series B Preferred Stock which would otherwise be issuable upon payment of such dividends, the Corporation shall pay out of funds legally available therefor a cash adjustment in respect of such fractional interest, rounded to the nearest one hundredth (1/100th) of a share, in an amount equal to that fractional interest of the Liquidation Value (as shall be equitably adjusted to reflect any stock dividend, stock distribution, stock split or reverse stock split, combination of shares, subdivision of shares or reclassification of shares with respect to the Series B Preferred Stock), rounded to the nearest cent ($.01).

            8. REACQUIRED SHARES. Any shares of Series B Preferred Stock redeemed, purchased, converted or otherwise acquired by the Corporation in any manner whatsoever shall not be reissued as part of such series and shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement and the filing of any certificate required in connection therewith pursuant to the Delaware General Corporation Law become authorized but unissued shares of Preferred Stock.

            SECOND: That said determination of the powers, designation, preferences and the relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, relating to said series of Preferred Stock, was duly made by the Board of Directors of the Corporation pursuant to the provisions of the Restated Certificate of Incorporation of the Corporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by Paul M. Frison, its President, on this 13th day of November, 1996.

                                           LIFECELL CORPORATION

                                           By
                                                 Paul M. Frison, President

                                                                       EXHIBIT C

                                VOTING AGREEMENT

            THIS VOTING AGREEMENT (this "AGREEMENT") is made as of November 18, 1996 among LifeCell Corporation, a Delaware corporation (the "COMPANY"), the Investors (as defined below) and Allstate Insurance Company ("ALLSTATE," and together with the Investors, the "STOCKHOLDERS").

              Vector Later-Stage Equity Fund, L.P., CIBC Wood Gundy
Ventures, Inc., and the other Persons identified as "Investors" on ANNEX A attached hereto other than Allstate (collectively, the "INVESTORS") and the Company are entering into a Securities Purchase Agreement simultaneously with the execution of this Agreement (the "PURCHASE AGREEMENT"), pursuant to which the Investors are purchasing shares of the Company's Series B Preferred Stock, par value $.001 per share ("SERIES B PREFERRED"), and warrants to purchase shares of the Company's common stock, par value $.001 per share (each, a "WARRANT"). Immediately after the consummation of the transactions contemplated in the Purchase Agreement, Allstate owns approximately 21% of the voting stock of the Company. Under the Certificate of Designation (as defined in the Purchase Agreement), the Investors have the right to designate three representatives (the "INVESTOR REPRESENTATIVES") to the Company's board of directors (the "BOARD"), and, in connection with the issuance and sale of the Securities to the Investors, the Company and the Stockholders have agreed as to the composition of the entirety of the Board. The Investors desire to enter into this Agreement for the purpose of determining the Investor Directors and the Additional Outside Directors (as defined below), the Company desires to enter into this Agreement for the purpose of determining the Company Directors (as defined below), the Initial Outside Director (as defined below) and the Additional Outside Directors, Allstate desires to enter into this Agreement for the purpose of determining the composition of the Board upon consummation of the issuance of the Series B Preferred Stock to the Investors, and execution and delivery of this Agreement is a condition to consummation of the transaction contemplated in the Purchase Agreement.

            The Company and the Stockholders hereby agree as follows:

            CERTAIN DEFINITIONS.

            Capitalized terms used but not defined herein shall have the meanings assigned such terms in the Purchase Agreement.

            "STOCKHOLDER SHARES" means, as of any particular time, (i) any Common

Stock purchased or otherwise acquired by any Stockholder, (ii) any Common
Stock issued or issuable directly or indirectly upon conversion of Preferred Stock or upon exercise of Warrants, in each case, owned by a Stockholder, (iii) any capital stock or other equity securities issued or issuable directly or indirectly with respect to Common Stock referred to in clause (i) or clause (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds Preferred Stock or Warrants shall be deemed to be a Stockholder and the holder of Stockholder Shares issued or issuable upon conversion of such Preferred Stock or exercise of such Warrants (as the case may be) in connection with the transfer thereof or otherwise and regardless of any restriction or limitation on the conversion or exercise thereof.

            BOARD OF DIRECTORS.

            1. From and after the date of this Agreement, each holder of Stockholder Shares shall vote all of its Stockholder Shares and shall take all other necessary or desirable actions within its control (whether in its capacity as a stockholder or as an officer or director of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for the purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special Board and stockholder meetings), so that:

            (a) the maximum authorized number of directors on the Board shall be established initially at nine directors and shall be reduced in accordance with clauses (viii) and (ix) of this Section 2;

            (b)    the following individuals shall be elected to the Board:

                        (i) three representatives (the "INVESTOR DIRECTORS")
                  designated by holders of a majority of the Underlying Common Stock (the "MAJORITY INVESTORS"), which Investor Directors shall include one representative designated by Vector (the "VECTOR REPRESENTATIVE"), which Vector Representative shall initially be K. Flynn McDonald, one representative designated by CIBC-WG (the "CIBC-WG REPRESENTATIVE"), which CIBC-WG Representative shall initially be Lori G. Koffman, and one representative (the "MAJORITY INVESTORS REPRESENTATIVE") selected by the Majority Investors;

                        (ii) the Chief Executive Officer (who shall initially be
                  Paul M. Frison) and Stephen A. Livesey (each, a "COMPANY DIRECTOR") and Michael Cahr (the "INITIAL OUTSIDE DIRECTOR");

                        (iii) two representatives jointly designated by the
                  Investor Directors, and the Company Directors (which designations shall take into account recommendations of a top tier executive search firm jointly selected by the Investor Directors and the Company Directors) (the "ADDITIONAL OUTSIDE DIRECTORS"), which Additional Outside Directors are neither members of the Company's management nor an employee or an officer of the Company; and

                        (iv) one representative (the "MEDTRONIC DIRECTOR")
                  designated by Medtronic, Inc., a Minnesota corporation ("MEDTRONIC");

            (c) the removal from the Board (with or without cause) of any Vector Representative, any CIBC-WG Representative or any Majority Investors Representative shall be at the written request of Vector, CIBC-WG or the Majority Investors, respectively, but only upon such written request and under no other circumstances;

            (d) the removal from the Board (with or without cause) of any Company Director or the Initial Outside Director shall be at the written request of the majority of the other directors then in office, but only upon such written request and under no other circumstances;

            (e) the removal from the Board (with or without cause) of the Medtronic Director shall be only in accordance with and as contemplated by
Section 6.3 of the Investment Agreement dated May 3, 1994 between the Company and Medtronic (the "MEDTRONIC INVESTMENT AGREEMENT"); provided that the Company shall not agree to any amendment to such Section 6.3 without the prior consent of the Majority Investors;

            (f) in the event that any Investor Director or any Additional Outside Director designated hereunder for any reason ceases to serve as a member of the Board during his or her term of office, the resulting vacancy on the Board shall be filled in the manner set forth above in clause (ii) of this
Section 2 by a representative designated by the same group that designated the member that will no longer serve on the Board; provided that if such group fails to designate a representative to fill such vacancy, the election of an individual to fill such vacancy shall be accomplished in accordance with the Company's bylaws and applicable law; provided, further, that the Stockholders shall thereafter vote to remove such individual if the group which failed to designate a representative to fill such vacancy pursuant to this Section 2 so directs;

            (g) in the event that the Initial Outside Director for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy shall be filled by the vote of a majority of the other directors then in office;

            (h) in the event that any Company Director (other than the Chief Executive Officer) for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy shall not be filled and the number of authorized directors on the Board shall be reduced by the number of such directors who have ceased to serve on the Board; and

            (i) at such time when Medtronic no longer has the right to appoint a director pursuant to Section 6.3 of the Medtronic Investors Agreement, the number of authorized directors on the Board shall be reduced by one and the resulting directorship shall not be filled.

            2. The Company shall pay all out-of-pocket travel and other expenses incurred by each director in connection with attending the meetings of the Board or any committee thereof. So long as any Investor Director serves on the Board and for 3 years thereafter, the Company shall maintain directors and officers indemnity insurance coverage satisfactory to the Majority Investors, and the Company's certificate of incorporation and bylaws shall provide for indemnification and exculpation of directors to the fullest extent permitted under applicable law.

            REPRESENTATIONS AND WARRANTIES. Each Stockholder represents and warrants that (i) such Stockholder is the record owner of the number and type of shares of the Company's capital stock indicated opposite its name on ANNEX A hereto, (ii) this Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms, and (iii) such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

            STOCKHOLDER COVENANT. No holder of Stockholder Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

            TERMINATION. This Agreement shall terminate at the later of (i) such time when all of the shares of Series B Preferred have been converted and (ii) such time when the Company no longer has any obligation to deliver financial and other information to certain Investors pursuant to Section 6.8 of the Purchase Agreement; provided that, notwithstanding the foregoing, Allstate's obligations under this Agreement shall terminate on the second anniversary of this Agreement.

            COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

            REMEDIES. Each Stockholder shall be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. Each Stockholder hereby acknowledges that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that each Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

            NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Stockholder at the address indicated on the schedules hereto or at such address or to the attention of such other person (including any subsequent holder of Stockholder Shares) as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.

            AMENDMENT AND WAIVER. This Agreement may be amended, modified and supplemented, and compliance with any term, covenant, agreement or condition contained herein may be waived either generally or in particular instances, and either retroactively or prospectively, only by a written instrument executed by
(a) the Company and (b) the Majority Investors. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

            GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RIGHTS OF THE COMPANY AND THE RIGHTS OF THE STOCKHOLDERS RELATIVE TO THE COMPANY. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEABILITY OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                     * * * *

            IN WITNESS WHEREOF, the Company and the Stockholders have executed this Agreement on the day and year first above written.


                              LIFECELL CORPORATION

                              By
                                    Paul M. Frison
                                    President and Chief Executive Officer


                              VECTOR LATER-STAGE EQUITY FUND, L.P.

                              By Vector Fund Management, L.P.,
                                 its General Partner


                              By
                                    Name:
                                    Title:


                              CIBC WOOD GUNDY VENTURES, INC.

                              By
                                    Name:
                                    Title:

                              ALLSTATE INSURANCE COMPANY

                              By


                              By
                                    Its Authorized Signatories

                             STOCKHOLDERS -- ANNEX A

Name and Address                                  Stockholder
----------------                                  -----------
CIBC Wood Gundy Ventures, Inc.              44,800 shares of Series B Preferred
425 Lexington Avenue
New York, NY  10017

The Woodlands Venture Capital Company       2,500 shares of Series B Preferred
2201 Timberloch Place                       482,068 shares of Common Stock
The Woodlands, TX  77380                    15,000 shares of Series A Preferred

P. William Curreri, M.D.                    400 shares of Series B Preferred
217 Berwyn Drive, W. #222                   8,238 shares of Common Stock
Mobile, AL  36608                           1,250 shares of Series A Preferred

Christopher C. Kraft, Jr.                   250 shares of Series B Preferred
Smith Barney Inc. KEO P/S Custodian         1,738 shares of Common Stock
Acct: 721-66059-10-022                      1,250 shares of Series A Preferred
14919 Village Elm Street
Houston, TX  77062

Michael H. Richmond                         400 shares of Series B Preferred
20 E. Wedgewood Glen
The Woodlands, TX  77381

Stephen Livesey                             250 shares of Series B Preferred
3606 Research Forest Drive                  100,529 shares of Common Stock
The Woodlands, TX  77381

Michael E. Cahr                             500 shares of Series B Preferred
1051 Saxony Drive
Highland Park, IL  60035

Technology Funding Medical Partners I,
L.P.                                        2,500 shares of Series B Preferred
2000 Alameda de las Pulgas
San Mateo, CA  94403

Vector Later-Stage Equity Fund, L.P.        40,000 shares of Series B Preferred
1751 Lake Cook road, Suite 350
Deerfield, IL  60015

William J. McCluskey                        186 shares of Series B Preferred
25 Wisconsin Street
Long Beach, NY  11561

David Saks                                  500 shares of Series B Preferred
2 Knollcliff Road
Woodcliff Lake, NJ  07675

Joseph Battipaglia                          150 shares of Series B Preferred
77 Water Street (10th Floor)
New York, NY  10005

S.B.S.F. Biotechnology Partners, L.P.       1,000 shares of Series B Preferred
c/o Lisa Tuckerman
Spears Benzak Salomon & Farrell
45 Rockefeller Plaza -- 33rd Floor
New York, NY  10111

S.B.S.F. Biotechnology Fund, L.P.           9,000 shares of Series B Preferred
c/o Lisa Tuckerman
Spears Benzak Salomon & Farrell
45 Rockefeller Plaza -- 33rd Floor
New York, NY  10111

Jerome Schachter                            500 shares of Series B Preferred
2926 Leanne Court
Northbrook, IL  60062

Paul B. Ankin and Lois F. Ankin, JTWROS     250 shares of Series B Preferred
4233 W. Grove
Skokie, IL  60076

David and Mary Jane Harris, JTWROS          200 shares of Series B Preferred
174 Pacific Street, Apt. 2A
Brooklyn, NY  11021

Richard L. Serrano                          50 shares of Series B Preferred
64 Brighton Avenue
Bloomfield, NJ  07003

Charles and Donna Greenberg, JTWROS         1,500 shares of Series B Preferred
503 Pinehurst Court
Roslyn, NY  11576

Michael Gironta                             1,000 shares of Series B Preferred
89 Ridgewood Avenue
Glen Ridge NJ  07028

Joseph A. Russo                             155 shares of Series B Preferred
3 Midwood Avenue
Verona, NJ  07044

John D. Goldberg                            310 shares of Series B Preferred
2500 East Hallandale Beach Blvd.
Suite 500
Hallandale, FL  33009-4838

Robert Sablowsky                            465 shares of Series B Preferred
150 East 69th Street, 16A
New York, NY  10021
William J. Strazzullo                       80 shares of Series B Preferred
750 Columbus Avenue, 4C
New York, NY  10025

Stephen G. Weiss                            330 shares of Series B Preferred
115 Ravin Oaks Lane
Highland Park, IL  60035

Barry Richter                               250 shares of Series B Preferred
Tideway
Sandspoint, NY  11050

Chinook Equities, Inc.                      500 shares of Series B Preferred
147 East 48th Street
New York, NY  10017

Daniel and Elaine Kleinberg, JTWROS         267 shares of Series B Preferred
3 Centennial Road
Livingston, NJ  07039

Douglas Kleinberg                           248 shares of Series B Preferred
200 East 95th Street, Apt. 126
New York, NY  10128
Evan Kleinberg IRA,                         155 shares of Series B Preferred

Gruntal & Co., Inc., Custodian
Dated July 19, 1996
3 Centennial Road
Livingston, NJ  07039

John Latshaw                                930 shares of Series B Preferred
5049 Wornall #2 C
Kansas City, MO 64112

B. Michael Pisani                           775 shares of Series B Preferred
44 Lake Road
Short Hills, NJ 07078

John Cirrito                                250 shares of Series B Preferred
29 Rambling Drive
Scotch Plains, NJ 07076

James C. Gale, Trustee                      620 shares of Series B Preferred
F/B/O Ariana J. Gale
The James C. Gale Trust,
dated November 21, 1986
315 West 106th Street, Apt. 4A
New York, NY 10025

James C. Gale and Judith S. Haselton JTWROS 1,550 shares of Series B Preferred 315 West 106th Street, Apt. 4A
New York, NY  10025

John S. Bai                                 217 shares of Series B Preferred
30 West 61st, 27A
New York, NY  10023

Ronald Koenig                               310 shares of Series B Preferred
114 No. Village Way
Jupiter, FL  33458

Robert M. Adams                             1,550 shares of Series B Preferred
P.O. Box 998
Plandome, NY  11030

Edward A. Kerbs                             310 shares of Series B Preferred
8 South Cherry Lane
Rumson, NJ  07760

Bernard B. Salzman IRA,                     55 shares of Series B Preferred
 Gruntal & Co., Inc., Custodian
Dated May 14, 1982 Acct: 215-67321-1-3-231
20 S. Charles Street
Baltimore, MD  21201

Don A. Sanders                              620 shares of Series B Preferred
3100 Texas Commerce Tower
Houston, TX  77002

Jeffrey Keeler                              87 shares of Series B Preferred
577 W. 50th Street
Miami Beach, FL  33140

Harbour Court L.P., II                      250 shares of Series B Preferred
253 W. 73rd St., Apt. 6D
New York, NY  10023
Attention:  Jonathan Greenwald

Namax Corp.                                 2,000 shares of Series B Preferred
666 Dundee Road, Suite 1801
Northbrook, IL  60062
Attention:  Mark Rice, President

Sheldon Drobny                              500 shares of Series B Preferred
95 Revere Drive, Suite A
Northbrook, IL  60062

Perry H. Bacon                              620 shares of Series B Preferred
5300 Mission Woods Road
Shawnee Mission, KS  66205

James J. Pelts                              500 shares of Series B Preferred
29 East Madison Street, Suite 1505
Chicago, IL  60602

Robert Weinstein                            217 shares of Series B Preferred
155 West 68th Street 24C New
York, NY 10023

The Marcus L. Koblitz Trust,                25 shares of Series B Preferred
Michael J. Koblitz,
Trustee Est. April 14, 1992
12 Downey Drive
Tenafly, NJ 07670

The Lauren J. Koblitz Trust,                25 shares of Series B Preferred
Michael J. Koblitz,
Trustee Est. April 14, 1992
12 Downey Drive
Tenafly, NJ 07670

Pharmaceutical & Medical Technology Fund    3,000 shares of Series B Preferred
300 Park Avenue New York, NY 10022

Strategic Healthcare Fund                   1,000 shares of Series B Preferred
300 Park Avenue New York, NY 10022

Michael J. Koblitz                          50 shares of Series B Preferred
12 Downey Drive
Tenafly, NJ  07670

Allstate Insurance Company
Investment Department
Allstate Plaza South 650                    761,397 shares of Common Stock
Northbrook, IL 60062                        200,000 shares of Series A Prefer

                                                                       EXHIBIT D

                          REGISTRATION RIGHTS AGREEMENT


            REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of November 18, 1996, by and among each of the persons named on SCHEDULE 1 annexed hereto (each, an "INVESTOR" and collectively, the "INVESTORS"), Gruntal & Co., Incorporated ("GRUNTAL), and LifeCell Corporation, a Delaware corporation (the "COMPANY").

                              W I T N E S S E T H:

            WHEREAS, the Investors and the Company have entered into that certain Securities Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), whereby the Investors have purchased (a) an aggregate of 124,157 shares of the Series B Preferred Stock, par value $.001 per share (the "SERIES B PREFERRED STOCK"), of the Company and (b) warrants (the "WARRANTS"; together with the Series B Preferred Stock, the "SECURITIES") to purchase an aggregate of 2,803,530 shares (the "WARRANT SHARES") of common stock, par value $.001 per share ("COMMON STOCK"), of the Company.

            WHEREAS, the Company has on the date hereof granted to Gruntal, the Company's placement agent in connection with the transactions evidenced by the Purchase Agreement, a warrant (the "GRUNTAL WARRANT") to purchase 354,734 shares (the "GRUNTAL WARRANT SHARES") of Common Stock in connection with such transactions.

            WHEREAS, the Company desires to grant registration rights to (a) the Investors with respect to the Warrant Shares and the shares of Common Stock into which the Series B Preferred Stock is convertible and (b) Gruntal with respect to the Gruntal Warrant Shares.

            NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein and of other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Company and the Investors agree as follows:

                                   ARTICLE 12.
                                   DEFINITIONS

            All terms not defined herein or below shall have the meanings ascribed thereto in the Purchase Agreement.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "HOLDER" means an Investor or Gruntal, in either case, in its capacity as a holder of Registrable Securities.

            "NASD" shall mean the National Association of Securities Dealers,
Inc.

            "REGISTRABLE SECURITIES" means (i) the Warrant Shares, (ii) the shares of Common Stock issued upon the conversion of shares of the Series B Preferred Stock issued pursuant to the Purchase Agreement, (iii) the Gruntal Warrant Shares, (iv) any shares of Common Stock issuable to the Investors pursuant to the right of first refusal set forth in Section 5 of the Purchase Agreement, and (v) any additional shares of Common Stock acquired by the Holder by way of a dividend, stock split or other distribution in respect of the Series B Preferred Stock. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities at such time when (x) a registration statement with respect to the sale of such securities has been declared effective by the Commission and such securities have been disposed of pursuant to such effective registration statement, (y) such securities have been distributed to the public pursuant to the provisions of Rule 144, or (z) such securities have ceased to be outstanding. For purposes of this Agreement, a Person shall be deemed to be a Holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, and such Person shall be entitled to exercise the rights of a Holder of such Registrable Securities hereunder, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "SELLING HOLDER" means an Investor or Gruntal, in either case, in its capacity as a seller of Registrable Securities pursuant to a registration statement under the Securities Act.

            "UNDERWRITER" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

                                   ARTICLE 13.

                               REGISTRATION RIGHTS

            SECTION 13.1      SHELF REGISTRATION.

            (a) GENERAL. The Company covenants and agrees with the Investors and Gruntal that the Company will (i) prepare and file with the Commission no later than the 75th day following the Closing Date a registration statement under the Securities Act with respect to the public offering of the Registrable Securities referred to in clauses (i), (ii) and (iii) of the definition of Registrable Securities contained in Article I hereof (a "SHELF REGISTRATION"), (ii) use its best efforts (as used herein the term "best efforts" shall have the meaning commonly accorded such term as used in registration rights agreements similar to this Agreement) to have any such registration statement declared effective as soon as practicable and in any event no later than the 180th day following the Closing Date and (iii) prepare and file such post-effective amendment or amendments to such registration statement with respect to Registrable Securities referred to in clauses (iv) and (v) of the definition of Registrable Securities contained in Article I hereof. The Company hereby agrees to timely file all reports required under the Exchange Act for so long as the Company is obligated to maintain the effectiveness of the registration statement. Once the registration statement described in this subsection (a) has been declared effective, the Company shall maintain the registration statement in effect until
(x) all Registrable Securities have been sold pursuant thereto or (y) no securities are outstanding that constitute Registrable Securities.

            (b) EFFECTIVE REGISTRATION. The Shelf Registration shall not be deemed to have been effected unless it has been declared effective by the Commission; PROVIDED, that if, after the registration statement has become effective, the offering of shares of Common Stock pursuant to such Shelf Registration is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of the shares of Common Stock pursuant to the Shelf Registration at any time within 180 days after the effective date of the registration statement, the Shelf Registration shall not be deemed to have been effected. If the Shelf Registration (i) is deemed not to have been effected or (ii) does not remain effective for a period of at least 180 days beyond the effective date thereof or, with respect to an underwritten offering of Registrable Securities, until 45 days after the commencement of the distribution by the Holders of the Registrable Securities included in such registration statement, then the Company shall continue to be obligated to effect such Shelf Registration pursuant to this Section 2.1.

            (c) OTHER HOLDERS. No securities other than Registrable Securities shall be included in the Shelf Registration.

            (d) SELECTION OF UNDERWRITER. If the Selling Holders so elect at any time, the offering of such Registrable Securities pursuant to such Shelf Registration shall be in the form of an underwritten offering and, if necessary, the Company shall amend the Shelf Registration to reflect such method of offering. The Selling Holder holding the largest number of Registrable Securities to be sold in such underwritten offering shall select one nationally recognized investment banker to act as the lead managing Underwriter in connection with such offering; and the Selling Holder holding the second largest number of Registrable Securities to be sold in such underwritten offering may at its option select one nationally recognized investment banker to act as the co-managing Underwriter in connection with such offering.

            SECTION 13.2      PIGGY-BACK REGISTRATION.

            (a) GENERAL. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective security holders (other than a registration statement on Form S-4 or S-8, or any substitute forms thereof that may be adopted by the Commission), a registration pursuant to Section 2.1 or any demand registration provided for pursuant to that certain Underwriters Warrant Agreement dated March 6, 1992, pursuant to which certain registration rights were granted to Robert Todd Financial Corporation), then the Company shall give prompt written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than twenty (20) days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Holder) (a "PIGGY-BACK REGISTRATION"). The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective.

            No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a Shelf Registration pursuant to Section 2.1, and no failure to effect a registration under this Section 2.2 and to complete the sale of Registrable Securities in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 3.2 and 4.1).

            (b) REDUCTION. Notwithstanding anything to the contrary contained herein, if the managing Underwriter or Underwriters of any underwritten offering described in this Section 2.2 have informed, in writing, the Holders of the Registrable

Securities requesting inclusion in such offering that it is their opinion that the total number of shares which the Company, Holders of Registrable Securities and any other holders of securities of the Company desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of shares to be offered shall be reduced or limited in the following order of priority:
FIRST, the number of shares to be offered by all other holders of securities of the Company (other than the Holders of Registrable Securities and other holders of securities of the Company who have registration rights, as set forth on
SCHEDULE 2.2(b) annexed hereto (collectively, the "OTHER HOLDERS")) to the extent necessary to reduce the total number of shares as recommended by such managing Underwriters; and SECOND, if further reduction or limitation is required, the number of shares to be offered for the account of the Holders and the Other Holders shall be reduced or limited on a PRO RATA basis in proportion to the relative number of securities of the Holders and Other Holders participating in such registration. If, as a result of the proration provisions of this Section 2.2, any Holder shall not be entitled to include at least 50% of the Registrable Securities in a Piggy-Back Registration in which such Holder has requested to be included, such Holder may elect to withdraw his, her or its request to include such Holder's Registrable Securities in such registration (a "WITHDRAWAL ELECTION"); PROVIDED, HOWEVER, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the Piggy-Back Registration as to which such Withdrawal Election was made.

                                   ARTICLE 14.
                             REGISTRATION PROCEDURES

            SECTION 14.1 FILINGS; INFORMATION. In connection with the Shelf Registration (including any underwritten public offering pursuant to Section 2.1(d) hereof) or any Piggyback Registration, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

            (a) REGISTRATION STATEMENTS. The Company will prepare and file with the Commission a registration statement with respect to such Registrable Securities (which, in the case of any underwritten public offering, shall include such additional information in the prospectus included therein as shall be reasonably requested by the managing Underwriter or Underwriters) and use its best efforts to cause such registration statement to become and remain effective until the completion of the distribution or until the Company's obligations otherwise terminate hereunder.

            (b) AMENDMENTS AND SUPPLEMENTS. The Company will prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in subsection (a) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period.

            (c) COPIES FOR REVIEW. The Company will, as far in advance as practical, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish copies of such registration statement as proposed to be filed, together with exhibits thereto, to (i) each Selling Holder, (ii) not more than one counsel representing all Selling Holders, to be selected by a majority-in-interest of such Selling Holders, and (iii) each Underwriter, if any, of the Registrable Securities covered by such registration statement, which documents will be subject to review and approval by the foregoing within five (5) days after delivery, and thereafter as far in advance as practical, furnish to such Selling Holders, counsel and Underwriters, if any, for their review and comment such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents or information as such Selling Holders, counsel or Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holders.

            (d) STOP ORDERS. After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

            (e) BLUE SKY. The Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests, and
(ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; PROVIDED, that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection (e), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction.

            (f) CERTAIN EVENTS. The Company will immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the Holders of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment. The Company will promptly prepare and if required, cause to become effective, such supplement or amendment and deliver sufficient copies thereof to each Selling Holder.

            (g) AGREEMENTS. The Company and the Selling Holders will enter into customary agreements (including, if applicable, an underwriting agreement in customary form and which is reasonably satisfactory to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and the Selling Holders may, at their option, require that any or all of the representations, warranties and covenants of the Company or to or for the benefit of such Underwriters also be made to and for the benefit of such Selling Holders.

            (h) DUE DILIGENCE. The Company will make available to each Selling Holder (and their counsel) and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the Commission and the Company, its counsel or auditors and will also make available for inspection by any Selling Holder, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; PROVIDED, that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, PROVIDED FURTHER, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records which counsel has advised the Inspectors that the Inspectors are compelled to disclose. Each Selling Holder agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Selling Holder after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its affiliates (as defined in Rule 405 promulgated under the Securities Act) unless and until such information is made generally available to the public. Each Selling Holder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

            (i) SALES EFFORTS. In connection with an underwritten offering, the Company will participate, to the extent reasonably requested by the managing Underwriter for the offering or the Selling Holders, in customary efforts to sell the securities under the offering, including, without limitation, participating in "road shows"; PROVIDED, that the Company shall not be obligated to participate in more than one such offering in any 12-month period.

            The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD. The Company may exclude from such registration any Holder who fails to provide such information.

            Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (f) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

            SECTION 14.2 REGISTRATION EXPENSES. In connection with the Shelf Registration and any Piggy-Back Registration, the Company shall pay the following registration expenses incurred in connection with the registration thereunder (the "REGISTRATION EXPENSES"): (i) all registration and filing fees,
(ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) processing, duplicating and printing expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested but not the cost of any audit other than a year end audit), (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees and expenses of one firm of counsel for the Holders to be selected by the Holders of at least 66.67% of the Registrable Securities to be included in such registration, and (ix) any other fees and disbursements of underwriters customarily paid by issuers or sellers of securities. The Company shall have no obligation to pay any other underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or the cost of any special audit required, such costs to be borne by the Holder or Holders making the request.

            SECTION 27.3 ADVICE BY COMPANY. The Company will keep each Holder advised as to the completion of any registration contemplated in this Agreement. At its expense, the Company will furnish promptly to each Holder such number or copies of prospectuses (including preliminary prospectuses), and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as any such Holder from time to time may reasonably request.

                                   ARTICLE 15.
                        INDEMNIFICATION AND CONTRIBUTION

            SECTION 15.1 INDEMNIFICATION BY THE COMPANY. The Company shall, to the full extent permitted by law, indemnify and hold harmless each Selling Holder, its partners, officers, directors, employees and agents, and each person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling person (collectively, "HOLDER COVERED PERSONS"), from and against any loss, claim, damage, liability, reasonable attorneys' fees, cost or expense and costs and expenses of investigating and defending any such claim, joint or several, and any action in respect thereof (collectively, the "DAMAGES"), to which any such Holder Covered Person may become subject under the Securities Act or otherwise, insofar as such Damages (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or any amendment or supplement thereto, or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of any federal or state securities law or any rule or regulation thereof, except insofar as the same are based upon information furnished in writing to the Company by a Selling Holder expressly for use therein, and shall reimburse each Holder Covered Person for any legal and other expenses reasonably incurred by that Holder Covered Person in investigating or defending or preparing to defend against any such Damages or proceedings; PROVIDED, HOWEVER, that the Company shall not be liable to any Selling Holder to the extent that any such Damages (or action or proceeding in respect thereof) arise out of or are based upon any untrue statement or omission made in any preliminary prospectus if (i) such Selling Holder failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by such Selling Holder to the person asserting the claim from which such Damages arise, and (ii) the final prospectus would have corrected such untrue statement or such omission; PROVIDED FURTHER, that the Company shall not be liable to any Selling Holder in any such case to the extent that any such Damages arise out of or are based upon any untrue statement or omission in any prospectus if (x) such untrue statement or omission is corrected in an amendment or supplement to such prospectus, and (y) having previously been furnished by or on behalf of the Company with copies of such prospectus as so amended or supplemented, such Selling Holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Damages arise. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each person who controls any such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1.

            SECTION 15.2 INDEMNIFICATION BY SELLING HOLDERS. Each Selling Holder shall, to the full extent permitted by law, severally but not jointly, indemnify and hold harmless the Company, its officers, directors, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling person (collectively, "COMPANY COVERED PERSONS"), to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder, or its plan of distribution, furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus and the aggregate amount which may be recovered from any Selling Holder pursuant to the indemnification provided for in this Section 4.2 in connection with any registration and sale of Registrable Securities shall be limited to the total proceeds received by such Holder from the sale of such Registrable Securities. In case any action or proceeding shall be brought against any Company Covered Person in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company Covered Persons, and the Company Covered Persons shall have the rights and duties given to such Selling Holder, by Section 4.1. Each Selling Holder also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.2. The Company shall be entitled to receive indemnities from Underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such persons specifically for inclusion in any prospectus or registration statement.

            SECTION 15.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by any person in respect of which indemnity may be sought pursuant to
Section 4.1 or 4.2 (an "INDEMNIFIED PARTY") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person against whom such indemnity may be sought (an "INDEMNIFYING PARTY"), notify the Indemnifying Party in writing of the claim or the commencement of such action; PROVIDED that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 4.1 or 4.2 and except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified

Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of the Company and such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

            SECTION 15.4 CONTRIBUTION. If the indemnification provided for in this Article 4 is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations, and (ii) as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less underwriting discounts and commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligations to contribute pursuant to this Section 4.4 is several in the proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

                                   ARTICLE 16.
                                  MISCELLANEOUS

            SECTION 16.1 OTHER REGISTRATION RIGHTS; HOLDBACK. The Company represents and warrants to the Holders that, except as set forth on SCHEDULE 2.2(b), there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction that would conflict in any material respect with any provision of this Agreement. The Company shall not in the future grant to any owner or purchaser of shares of capital stock of the Company registration rights unless (a) such registration rights are made subordinate to the rights granted hereunder so that each Holder shall have priority to participate in any piggy-back registration with respect to such other shares of capital stock of the Company and (b) if the offering by the Holders is underwritten, such owner or purchaser agrees not to sell any shares of capital stock of the Company during the period commencing ten (10) days prior to any such underwritten offering and ending ninety (90) days following any such underwritten offering (or for such shorter period of time as is sufficient and appropriate, in the opinion of any managing Underwriter(s)). If requested by managing Underwriter(s) in any such registration, the Company shall request the directors and executive officers of the Company to execute and deliver similar holdback agreements.

            SECTION 16.2 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No person may participate in any underwritten registration hereunder unless such person

(a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights. Notwithstanding the foregoing, no Holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the Underwriters other than those customarily made by selling stockholders in such registrations, including without limitation representations, warranties or agreements regarding such Holder and its ownership of the securities being registered on its behalf and such Holder's intended method of distribution and any other representation required by law.

            SECTION 16.3 HOLDBACK AGREEMENT. For so long as the Holder has the right to have Registrable Securities included in any registration pursuant to this Agreement, the Holder agrees in connection with any underwritten registration of the Company's securities, upon the request of the Underwriters managing such underwritten offering of the Company's securities, not to effect any public sale or distribution (including any sale pursuant to Rule 144 under the Securities Act) of any Registrable Securities without the prior written consent of the Company or such Underwriters, as the case may be, within ten (10) days prior to or ninety (90) days after the effective date of such registration, as the Company or the Underwriters may specify.

            SECTION 16.4 SUSPENSION OF TRADING. After the Company has filed any registration statement pursuant to this Agreement, and if such registration shall be in connection with an underwritten offering of the Company's securities, upon the request of the managing Underwriter or Underwriters the Company may suspend the sale of Common Stock for up to ninety (90) days; PROVIDED, HOWEVER, that no such suspension shall occur on more than one occasion within any one year period.

            SECTION 16.5 RULE 144 AND 144A. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

            SECTION 16.6 SUSPENSION OF OBLIGATION TO FILE. Notwithstanding the provisions of Section 3.1(a), the Company's obligations to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days if there exists at the time material non-public information relating to the Company that, in the reasonable opinion of the Company, should not be disclosed.

            SECTION 16.7      GENERAL.

            (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

            (b) NOTICES. All notices or other communications shall be in writing and shall be personally served or mailed, registered or certified, return receipt requested, postage prepaid (or by a substantially similar method), or delivered by a reputable overnight courier service with charges prepaid, or transmitted by hand delivery or facsimile, addressed as set forth below, or such other address as such party shall have specified most recently by written notice:

            If to the Company:

                        LifeCell Corporation
                        3606 Research Forest Drive
                        The Woodlands, Texas  77381
                        Attention: President
                        Telephone: (713) 367-5368
                        Telecopy: (713) 363-3360

            with a copy to:

                        Fulbright & Jaworski L.L.P.
                        1301 McKinney Street, Suite 5100
                        Houston, Texas  77010-3095
                        Attention:  Robert E. Wilson, Esq.
                        Telephone: (713) 651-5151
                        Telecopy:  (713) 651-5246

            Notice to any Holder shall be sent to the address listed on SCHEDULE 1 or to such other address which the Holder shall have provided in writing in accordance with this Section 5.7(b).

            Notice shall be deemed given or delivered on the date of service or transmission if personally served or transmitted by telecopier (with telephonic confirmation of receipt). Notice otherwise sent as provided herein shall be deemed given or delivered on the third business day following the date of postmark or on the next business day following delivery of such notice to a reputable overnight courier service.

            (c) BINDING EFFECT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

            (d) NO WAIVER. No failure on the part of the Company or the Investors in exercising any right, power or privilege granted hereunder shall operate as a waiver thereof or of any other right, power or privilege, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or of any other right, power or privilege.

            (e) ENTIRE AGREEMENT. This Agreement sets forth the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes any prior oral or written agreements among the parties.

            (f) HEADINGS. The headings of this Agreement are solely for the convenience of the parties and shall not affect the interpretation or effect of any terms or provisions hereof.

            (g) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

            (h) SEVERABILITY. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

            (i) AMENDMENTS AND WAIVERS. This Agreement may be amended, modified and supplemented, and compliance with any term, covenant, agreement or condition contained herein may be waived either generally or in particular instances, only by a written instrument executed by the Company and the holders of at least a majority of the then outstanding Registrable Securities (for this purpose, treating (i) the Series B Preferred Stock as if it had been converted into Common Stock and (ii) each of the Warrants and the Gruntal Warrant that is then exercisable pursuant to its terms as if it had been exercised in full). No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

            (j) FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

            (k) REMEDIES. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, inducing monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                              LIFECELL CORPORATION


                              By _____________________________________________
                                    Paul M. Frison
                                    President and Chief Executive Officer


                              VECTOR LATER-STAGE EQUITY FUND, L.P.

                              By Vector Fund Management, L.P.,
                                 its General Partner


                              By

                              Its


                              CIBC WOOD GUNDY VENTURES, INC.


                              By
                                    Name:
                                    Title:

                              GRUNTAL & CO., INCORPORATED


                              By
                                    Name:
                                    Title:

                                   SCHEDULE 1

                                    INVESTORS

Vector Later-Stage Equity Fund, L.P.        Charles and Donna Greenberg
1751 Lake Cook Road, Suite 350              503 Pinehurst Court
Deerfield, Illinois  60015                  Roslyn, NY  11576

CIBC Wood Gundy Ventures, Inc.              Michael Gironta
425 Lexington Avenue                        89 Ridgewood Avenue
New York, New York  10017                   Glen Ridge, NJ  07028

The Woodlands Venture Capital Company       Joseph A. Russo
2201 Timberloch Place                       3 Midwood Avenue
The Woodlands, TX 77380                     Verona, NJ  07044

SBSF Biotechnology Fund, L.P.               John D. Goldberg
c/o Lisa Tuckerman                          2500 East Hallandale Beach Blvd.
Spears Benzak Salomon & Farrell             Suite 500
45 Rockefeller Plaza -- 33rd Floor          Hallandale, FL  33009-4838
New York, NY  10111
                                            Robert Sablowsky
SBSF Biotechnology Partners, L.P.           150 East 69th Street, 16A
c/o Lisa Tuckerman                          New York, NY  10021
Spears Benzak Salomon & Farrell
45 Rockefeller Plaza -- 33rd Floor          William J. Strazzullo
New York, NY  10111                         750 Columbus Avenue, 4C
                                            New York, NY  10025
Jerome Schachter
2926 Leanne Court                           Joseph Battipaglia
Northbrook, IL  60062                       77 Water Street (10th Floor)
                                            New York, NY  10005
Paul B. Ankin and Lois F. Ankin,
  as joint tenants                          Stephen G. Weiss
4233 W. Grove                               115 Ravin Oaks Lane
Skokie, IL  60076                           Highland Park, IL  60035

David and Mary Jane Harris                  Barry Richter
174 Pacific Street, Apt. 2A                 Tideway
Brooklyn, NY  11201                         Sandspoint, NY  11050

Richard L. Serrano
64 Brighton Avenue
Bloomfield, NJ  07003

Chinook Equities, Inc.                       John S. Bai
147 East 48th Street                         30 West 61st, 27A
New York, NY  10017                          New York, NY  10023

Daniel and Elaine Kleinberg                  William J. McCluskey
3 Centennial Road                            25 Wisconsin Street
Livingston, NJ  07039                        Long Beach, NY  11561

Douglas Kleinberg                            David F. Saks
200 East 95th Street, Apt. 126               2 Knollcliff Road
New York, NY  10128                          Woodcliff Lake, NJ  07675

Evan Kleinberg IRA                           P. William Curreri, M.D.
Gruntal & Co. Custodian                      217 Berwyn Drive, W. #222
3 Centennial Road                            Mobile, Alabama  36608
Livingston, NJ  07039
                                             Christopher C. Kraft, Jr.
John Latshaw                                 Smith Barney Inc. KEO P/S Custodian
5049 Wornall #2C                             14919 Village Elm Street
Kansas City, MO  64112                       Houston, TX  77062

B. Michael Pisani                            Michael H. Richmond
44 Lake Road                                 20 E. Wedgewood Glen
Short Hills, NJ  07078                       The Woodlands, TX  77381

John Cirrito                                 Stephen Livesey
29 Rambling Drive                            3606 Research Forest Drive
Scotch Plains, NJ  07076                     The Woodlands, TX  77381

James C. Gale, Trustee F/B/O Ariana J. Gale  Michael E. Cahr
315 W. 106th Street, Apt. 4A                 1051 Saxony Drive
New York, NY  10025                          Highland Park, IL  60035

James C. Gale and Judith S. Haselton         Technology Funding Medical
315 West 106th Street, Apt. 4A               Partners I, L.P.
New York, NY  10025                          2000 Alameda de las Pulgas
                                             San Mateo, CA  94403
Robert Weinstein
155 West 68th Street, 24C
New York, NY  10023

Ronald Koenig                           James J. Pelts
114 No. Village Way                     29 East Madison Street, Suite 1505
Jupiter, Florida  33458                 Chicago, IL  60602

Robert M. Adams                         The Marcus L. Koblitz Trust
P.O. Box 998                            Michael J. Koblitz, Trustee
Plandome, NY  11030                     12 Downey Drive
                                        Tenafly, NJ  07670
Edward A. Kerbs
8 South Cherry Lane                     The Lauren J. Koblitz Trust,
Rumson, NJ  07760                       Michael J. Koblitz, Trustee
                                        12 Downey Drive
Bernard B. Salzman IRA,                 Tenafly, NJ  07670
Gruntal & Co., Inc., Custodian
20 S. Charles Street                    Pharmaceutical & Medical Technology Fund
Baltimore, MD  21201                    300 Park Avenue
                                        New York, NY  10022
Don A. Sanders
3100 Texas Commerce Tower               Strategic Healthcare Fund
Houston, TX  77002                      300 Park Avenue
                                        New York, NY  10022
Jeffrey Keeler
577 W. 50th Street                      Michael J. Koblitz
Miami Beach, FL  33140                  12 Downey Drive
                                        Tenafly, NJ  07670
Harbour Court L.P., II
253 W. 73rd St., Apt. 6D
New York, NY  10023
Attention:  Jonathan Greenwald

Namax Corp.
666 Dundee Road, Suite 1801
Northbrook, IL  60062
Attention:  Mark Rice, President

Sheldon Drobny
95 Revere Drive, Suite A
Northbrook, IL  60062

Perry H. Bacon
5300 Mission Woods Road
Shawnee Mission, KS  66205

                                 SCHEDULE 2.2(b)

                            OTHER REGISTRATION RIGHTS

The holders of capital stock listed below pursuant to the Amended and Restated Registration Rights Agreement, dated February 26, 1992, as amended, by and among the Company and the holders of capital stock of the Company identified therein:

                  Allstate Insurance Company
                  The Woodlands Venture Fund, L.P.
                  Tenneco Insurance Ventures, Inc.
                  The Woodlands Venture Capital Company
                  Board of Regents of the University of Texas System Technology Funding Partners III, L.P.
                  Paul M. Frison

Robert Todd Financial Corporation pursuant to the Underwriter's Warrant Agreement, dated March 6, 1992, between the Company and Robert Todd Financial Corporation, as amended by First Amendment to Underwriter's Warrant Agreement, dated January 23, 1993, by and between the Company and Robert Todd Financial Corporation.

Medtronic, Inc. pursuant to the Investment Agreement, dated March 3, 1994, as amended, between the Company and Medtronic, Inc.

                                                                       EXHIBIT E

                           FORM OF OPINION OF COUNSEL
                                18 November 1996

The Investors listed on SCHEDULE 1 to the Securities Purchase Agreement dated as of November 18, 1996, between LifeCell Corporation and the Investors

Gruntal & Co., Incorporated
14 Wall Street
New York, New York  10005

Ladies and Gentlemen:

         We have acted as counsel to LifeCell Corporation, a Delaware corporation (the "Company"), in connection with the transactions contemplated by the Securities Purchase Agreement dated as of November 18, 1996 (the "Securities Purchase Agreement"), between the Company and the persons named in SCHEDULE 1 thereto (the "Investors") and the Sales Agency Agreement dated October 29, 1996 (the "Sales Agency Agreement"), between the Company and Gruntal & Co., Incorporated ("Gruntal"). The Securities Purchase Agreement and the Sales Agency Agreement each relate to the sale by the Company of an aggregate of 124,157 shares of its Series B Preferred Stock, $.001 par value per share (the "Series B Preferred Stock"), and stock purchase warrants exercisable for an aggregate of 2,803,530 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"). Each capitalized term not otherwise defined herein shall have the meaning given to it in the Securities Purchase Agreement.

         We have examined the Securities Purchase Agreement, the other Transaction Documents, the Sales Agency Agreement and the Agent's Warrant (as defined in the Sales Agency Agreement) (together, the Sales Agency Agreement and the Agent's Warrant are referred to herein as the "Gruntal Documents") and originals, or copies certified or otherwise identified to our satisfaction, of such corporate records, certificates of officers of the Company, certificates and facsimile transmissions of public officials and such other documents as we have deemed necessary or appropriate for the purpose of this opinion. As to questions of fact material to this opinion, we have, to the extent we deemed appropriate, relied on certificates of officers of the Company and on certificates and facsimile transmissions of government officials. We have assumed the genuineness of all signatures, the authenticity of all documents, records and instruments examined by us and the correctness of all statements of fact contained therein. We also have examined and relied upon representations as to factual matters contained in the Securities Purchase Agreement and the Sales Agency Agreement and in certificates of officers of the Company delivered pursuant thereto.

         Based upon the foregoing, and in reliance thereon, and having due regard for such legal considerations as we deem relevant, and subject in all respects to the assumptions, exceptions, qualifications and limitations herein set forth, we are of the opinion that:

         1. The Company has been duly incorporated and organized and is validly existing and in good standing under the laws of the State of Delaware.

         2. The Company is duly qualified as a foreign corporation to transact business in, and is in good standing in, the State of Texas.

         3. The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents and Gruntal Documents, and the Company has all necessary corporate power and authority to own its properties and to conduct its business as described in the Memorandum.

         4. Each of the Transaction Documents and Gruntal Documents has been duly authorized, executed and delivered by the Company, and each such agreement or instrument is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         5. The Certificate of Designation has been duly adopted by the Company's Board of Directors, has been duly filed with the Secretary of State of Delaware and has become effective under the laws of the State of Delaware, and, upon issuance thereof in accordance with the Securities Purchase Agreement or Certificate of Designation, as the case may be, shares of Series B Preferred Stock will bear the designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Designation.

         6. Upon issuance thereof in accordance with the Securities Purchase Agreement, each share of Series B Preferred Stock issued to an Investor at the Closing will be validly issued and outstanding, fully paid and nonassessable, and there are no statutory or, to our knowledge, contractual preemptive rights of stockholders or rights of first refusal with respect to the issuance of such share of Series B Preferred Stock.

         7. The certificates representing shares of Series B Preferred Stock purchased by the Investors at the Closing have been duly authorized by the Company and are in due and proper form under the Delaware General Corporation Law.

         8. The shares of Common Stock issuable upon conversion of the Series B Preferred Stock have been duly authorized and reserved for issuance by the Company, there are no statutory or, to our knowledge, contractual preemptive rights of stockholders or rights of first refusal with respect to the issuance of such shares of Common Stock and the shares of Common Stock to be issued upon conversion of the Series B Preferred Stock shall upon such issuance in accordance with the terms of the Certificate of Designation be validly issued, fully paid and nonassessable.

         9. The shares of Common Stock issuable upon exercise of the Warrants have been duly authorized and reserved for issuance by the Company, there are no statutory or, to our knowledge, contractual preemptive rights of stockholders or rights of first refusal with respect to the issuance of such shares of Common Stock and the shares of Common Stock to be issued upon exercise of the Warrants shall upon such issuance in accordance with the respective terms of each such Warrant be validly issued, fully paid and nonassessable.

         10. The shares of Common Stock issuable upon exercise of the Agent's Warrant have been duly authorized and reserved for issuance by the Company, there are no statutory or, to our knowledge, contractual preemptive rights of stockholders or rights of first refusal with respect to the issuance of such shares of Common Stock and the shares of Common Stock to be issued upon exercise of the Agent's Warrant shall upon such issuance in accordance with the terms of the Agent's Warrant be validly issued, fully paid and nonassessable.

         11. Other than as set forth in SCHEDULE 3.4-CONFLICTS to the Agreement, as may be required pursuant to the "Blue Sky" provisions of any applicable state securities laws and the filing of a Form D pursuant to Regulation D under the Securities Act, the execution and delivery by the Company of the Transaction Documents and the Gruntal Documents, the offering, sale and issuance of the shares of Series B Preferred Stock, the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock, the issuance of shares of Common Stock upon exercise of the Warrants, the issuance of shares of Common Stock upon exercise of the Agent's Warrant and the fulfillment of and the compliance with the respective terms thereof by the Company do not and shall not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, mortgage, security interest, charge or other encumbrance upon the Company's capital stock or assets pursuant to, (d) give any third party the right to accelerate any obligation under, (e) result in a violation of or (f) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation, the Certificate of Designation, the By-Laws, any law, statute, rule or regulation to which the Company is subject, or, to our knowledge, any agreement, instrument, order, judgment or decree to which the Company is subject.

         12. The offering, sale and issuance of shares of Series B Preferred Stock and the Warrants under the Securities Purchase Agreement, the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock and the issuance of shares of Common Stock upon exercise of the Warrants (assuming for such purpose that such shares were issued on the Closing Date) do not require registration under the Securities Act.

         13. The offering, sale and issuance of the Agent's Warrant under the Sales Agency Agreement and the issuance of shares of Common Stock upon exercise of the Agent's Warrant (assuming for such purpose that such shares were issued on the Closing Date) do not require registration under the Securities Act.

         14. The Company has authorized capital stock consisting of 25,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock of which 300,000 shares have been designated as Series A Preferred Stock and 182,205 shares have been designated as Series B Preferred Stock. All of the issued and outstanding shares of Common Stock and Series A Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable.

         15. Except as set forth on SCHEDULE 3.2--CAPITAL STOCK to the Agreement, to our knowledge, there are no (a) outstanding shares of capital stock or securities convertible into or exchangeable or exercisable for shares of the Company's capital stock or for shares of stock or securities convertible into or exchangeable or exercisable for shares of the Company's capital stock,
(b) outstanding options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any commitments or claims of any character relating to, any such capital stock or any shares of stock or securities convertible into or exchangeable or exercisable for any such capital stock, or (c) obligations (contingent or otherwise) of the Company to repurchase, exchange or otherwise acquire or retire any shares of such capital stock or any shares of stock or securities convertible into or exchangeable or exercisable for any such capital stock, except pursuant to the Securities Purchase Agreement, the Certificate of Incorporation or the Certificate of Designation.

         The opinions rendered in numbered paragraph 4 above regarding the enforceability of the Transaction Documents and the Gruntal Documents are subject to the following:

         (a) The enforceability of the Transaction Documents and the Gruntal Documents may be limited or adversely affected by (i) bankruptcy, insolvency, reorganization, moratorium, liquidation, rearrangement, probate, conservatorship, fraudulent transfer, fraudulent conveyance and other similar laws (including court decisions) now or hereafter in effect and affecting the rights and remedies of creditors generally or providing for the relief of debtors, (ii) the refusal of a particular court to grant equitable remedies, including, but without limiting the generality of the foregoing, specific performance and injunctive relief and (iii) general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law).

         (b) In rendering such opinions, we express no opinion as to the enforceability of any provisions of any Transaction Document or Gruntal Document (i) restricting access of any Person to courts or to legal or equitable remedies, (ii) purporting to waive or affect rights, claims, defenses or other benefits bestowed by law to the extent that any of the same cannot be waived or so affected, (iii) relating to rights to indemnity or contribution to the extent prohibited by public policy or to the extent indemnification or contribution is required for losses or expenses caused by gross negligence, willful misconduct, fraud or illegal action on the part of an indemnified party, (iv) purporting to waive or to otherwise affect the rights of third parties or (v) to the extent that the Company's obligations would require the Company's directors to take action inconsistent with their fiduciary duties or would require the taking of any action within the control of the Company's stockholders other than parties to the Transaction Documents or the Gruntal Documents.

         In rendering the opinions expressed in numbered paragraph 4 above, we have assumed that each of the parties (other than the Company) to the Transaction Documents and the Gruntal Documents and the other documents and instruments relied upon by us has all requisite power and authority validly to execute and deliver the documents or instruments to which it is a party and to effect the transactions contemplated thereby.

         In rendering the opinions expressed in numbered paragraph 11 above with respect to any law, statute, rule or regulation, our opinion is based on a review of laws, rules and regulations, which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents and the Gruntal Documents.

         In rendering the opinions expressed in numbered paragraph 11 above with respect to any agreement or instrument, our opinion is limited to the agreements and instruments listed or referred to in SCHEDULE 3.14- CONTRACTS to the Securities Purchase Agreement (other than those agreements or instruments listed or referred to in ANNEX 3.13 to SCHEDULE 3.13-PROPRIETARY RIGHTS to the Securities Purchase Agreement or SCHEDULE 3.18- INSURANCE to the Securities Purchase Agreement).

         In rendering the opinions expressed in numbered paragraph 12 above, we have relied upon the representations and warranties of each Investor set forth in Section 4 of the Securities Purchase Agreement and the representations and warranties of Gruntal set forth in Sections 5(b)(i) through (iv) of the Sales Agency Agreement and assumed that such representations and warranties were true and accurate as of the Closing Date.

         In rendering the opinions expressed in numbered paragraph 13 above, we have relied upon the representations and warranties of Gruntal set forth in Sections 5(b)(v) and (vi) of the Sales Agency Agreement and assumed that such representations and warranties were true and accurate as of the Closing Date.

         References herein to the "internal laws" of a jurisdiction are to the laws of that jurisdiction, other than that jurisdiction's conflict-of-law statutes and rules.

         The opinions expressed herein relate solely to, are based solely upon and are limited exclusively to the internal laws of the State of New York, the internal laws of the State of Texas, the Delaware General Corporation Law and federal laws of the United States of America, to the extent applicable.

         This letter and the opinions expressed herein are furnished pursuant to
Section 7.10 of the Securities Purchase Agreement and Section 8(a)(iv) of the Sales Agency Agreement and are solely for the benefit of, and may be relied upon only by, the Investors, Gruntal and KeyCorp Shareholder Services, Inc., transfer agent and registrar for the Series B Preferred Stock. This letter and the opinions expressed herein may not be used or relied upon by any Investor, Gruntal or KeyCorp Shareholder Services, Inc. for any other purpose and may not be relied upon for any purpose by any other person without our prior written consent.

                                       Very truly yours,

                                       Fulbright & Jaworski L.L.P.